--------------------------------------------------------------------------------

Scudder Variable Series II


o  Scudder Government Securities Portfolio

o  Scudder Small Cap Growth Portfolio



Prospectus

May 1, 2002


Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents



How the Portfolios Work                                           Your Investment in the Portfolios

   3   Scudder Government Securities Portfolio                    12   Buying and Selling Shares

   7   Scudder Small Cap Growth Portfolio                         12  How the Portfolios Calculate Share Price

  10   Other Policies and Risks                                   13   Distributions

  11   Investment Advisor                                         13   Taxes

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o    direct obligations of the U.S. Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities.

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers or other matters

o    derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    5.92        6.48      -2.74       18.98       2.56       8.96       7.03        0.68      10.93       7.48
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992

2002 Total Return as of March 31: 0.73%


Average Annual Total Returns (%) as of 12/31/2001

                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A          7.48                6.96                 6.48

Index                         8.25                7.49                 7.22
------------------------------------------------------------------------------

Index: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 2000 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Scott Dolan                                           Sean McCaffrey
  Senior Vice President of Deutsche Asset Management    CFA, Managing Director of Deutsche Asset
  and Lead Manager of the portfolio.                    Management and Portfolio Manager of the
   o Joined Deutsche Asset Management in 1989 and       portfolio.
     the portfolio in 1998.                              o Joined Deutsche Asset Management in 1996
   o Over 13 years of investment industry experience.      after five years of experience as fixed
   o MS, Boston College.                                   income analyst specializing in synthetic GIC
                                                           bond portfolios at Fidelity Investments.
  John Dugenske                                          o Portfolio manager for Stable Value
  CFA, Managing Director of Deutsche Asset                 strategies, responsible for overseeing the
  Management and Portfolio Manager of the portfolio.       group's stable value and bond index efforts
   o Joined Deutsche Asset Management in 1998 and          in asset-backed and mortgage-backed
     the portfolio in 1998.                                securities as well as other financial
   o Over 12 years of investment industry experience.      instruments underlying synthetic GICs: New
   o MSME, University of Illinois.                         York.
   o MBA, University of Illinois.                        o MBA, Yale University.
                                                         o Joined the portfolio in 2002.

                                                        William Chepolis
                                                        CFA, Senior Vice President of Deutsche
                                                        Asset Management and Portfolio Manager of the
                                                        portfolio.
                                                         o Joined Deutsche Asset Management in
                                                           1998 and the portfolio in 2002.
                                                         o Previously worked at Norwest Bank
                                                           Minnesota, N.A. (now Wells Fargo Bank) as
                                                           a portfolio manager (1983-1988,
                                                           1993-1998) and foreign exchange
                                                           currency and option trader (1988-1995).



Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2001^c     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.96    $11.56   $12.08    $12.07   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .61^b     .75^b    .72^b     .62      .84
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .25       .45     (.64)      .19      .16
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .86      1.20      .08       .81     1.00
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             7.48     10.93      .68      7.03     8.96
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        305       152      146       123       87
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .60       .61      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .60       .60      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.06      6.60     6.13      6.27     7.12
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   334       173      150       142      179
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

^c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Scudder Small Cap Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2001, the Russell 2000 Growth Index had a median market capitalization of $4.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

       30.07      28.04      34.20       18.37      34.56      -10.71     -28.91
------------------------------------------------------------------------------------
       1995        1996       1997       1998        1999       2000       2001
------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2002 Total Return as of March 31: -6.94%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/2/94
                             1 Year              5 Years           Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A         -28.91                 6.33                11.81
Index 1                       -9.23                 2.87                 7.21*
Index 2                        2.49                 7.52                10.54*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

*   Since 4/30/1994

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Sewall Hodges                                Peter Chin                                 Roy McKay
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche         CFA, Managing Director of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of the     Asset Management and Co-Manager of the
  portfolio.                                   portfolio.                                 portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
     1995 and the portfolio in 2002.              1973 and the portfolio in 2002.            1988 and the portfolio in 2002.
   o Over 24 years of investment industry       o Over 33 years of investment industry     o Over 36 years of investment industry
     experience.                                  experience.                                experience.
   o MBA, Wharton Business School,              o MBA, Columbia University Graduate        o MBA, Wharton Business School,
     University of Pennsylvania.                  School of Business.                        University of Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001     2000^a     1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $21.64   $26.54    $19.71    $19.69   $16.77
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                              (.02)^b   (.09)^b   (.06)^b     --      .04
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.27)    (2.01)     6.89      3.42     4.88
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.29)    (2.10)     6.83      3.42     4.92
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --       --        --         --    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.52)    (2.80)      --      (3.40)   (1.90)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                         (.03)       --       --         --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.55)    (2.80)      --      (3.40)   (2.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.80    $21.64    $26.54    $19.71   $19.69
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (28.91)   (10.71)    34.56     18.37    34.20
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        232      301       264       208      137
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .68      .72       .71       .70      .71
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.12)    (.34)     (.30)     (.01)      .20
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   143      124       208       276      330
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days notice prior to making any changes to each portfolio's 80% investment policy, as described herein.

o As a temporary defensive measure, each portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor establishes a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%

Scudder Small Cap Growth Portfolio                                  0.65%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
                       ----------------------------------      =  NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from the last quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC
222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090
                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II


o  Scudder Small Cap Growth Portfolio





Prospectus

May 1, 2002

Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolio Works                        Your Investment in the Portfolio

  3   Scudder Small Cap Growth Portfolio         8   Buying and Selling Shares

  6   Other Policies and Risks                   8   How the Portfolio Calculates Share Price

  7   Investment Advisor                         9   Distributions

                                                 9   Taxes

How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Small Cap Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2001, the Russell 2000 Growth Index had a median market capitalization of $4.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

       30.07      28.04      34.20       18.37      34.56      -10.71     -28.91
------------------------------------------------------------------------------------
       1995        1996       1997       1998        1999       2000       2001
------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2002 Total Return as of March 31: -6.94%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/2/94
                             1 Year              5 Years           Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A         -28.91                 6.33                11.81
Index 1                       -9.23                 2.87                 7.21*
Index 2                        2.49                 7.52                10.54*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

*   Since 4/30/1994

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Sewall Hodges                                Peter Chin                                 Roy McKay
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche         CFA, Managing Director of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of the     Asset Management and Co-Manager of the
  portfolio.                                   portfolio.                                 portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
     1995 and the portfolio in 2002.              1973 and the portfolio in 2002.            1988 and the portfolio in 2002.
   o Over 24 years of investment industry       o Over 33 years of investment industry     o Over 36 years of investment industry
     experience.                                  experience.                                experience.
   o MBA, Wharton Business School,              o MBA, Columbia University Graduate        o MBA, Wharton Business School,
     University of Pennsylvania.                  School of Business.                        University of Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001     2000^a     1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $21.64   $26.54    $19.71    $19.69   $16.77
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                              (.02)^b   (.09)^b   (.06)^b     --      .04
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.27)    (2.01)     6.89      3.42     4.88
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.29)    (2.10)     6.83      3.42     4.92
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --       --        --         --    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.52)    (2.80)      --      (3.40)   (1.90)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                         (.03)       --       --         --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.55)    (2.80)      --      (3.40)   (2.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.80    $21.64    $26.54    $19.71   $19.69
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (28.91)   (10.71)    34.56     18.37    34.20
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        232      301       264       208      137
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .68      .72       .71       .70      .71
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.12)    (.34)     (.30)     (.01)      .20
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   143      124       208       276      330
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy, as described herein.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor establishes a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

To the extent that the portfolio invests in foreign securities it could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect the portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. The actual rate paid by the portfolio for the 12 months through the most recent fiscal year end was 0.65% of the portfolio's average daily net assets.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

For the portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:

              TOTAL ASSETS - TOTAL LIABILITIES
             ----------------------------------       =  NAV
             TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, the portfolio's value for a security is likely to be different from the last quoted market prices.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. For the portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC
222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090
                                             www.sec.gov


                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II



o  Scudder Government Securities Portfolio

o  Scudder High Yield Portfolio




Prospectus

May 1, 2002


Class A Shares




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolios Work                            Your Investment in the Portfolios

  3   Scudder Government                            12   Buying and Selling Shares
      Securities Portfolio
                                                    13   How the Portfolios Calculate Share Price
  7   Scudder High Yield Portfolio
                                                    13   Distributions
 10   Other Policies and Risks
                                                    13   Taxes
 11   Investment Advisor

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o    direct obligations of the U.S. Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities.

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers or other matters

o    derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    5.92        6.48      -2.74       18.98       2.56       8.96       7.03        0.68      10.93       7.48
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992

2002 Total Return as of March 31: 0.73%


Average Annual Total Returns (%) as of 12/31/2001

                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A          7.48                6.96                 6.48

Index                         8.25                7.49                 7.22
------------------------------------------------------------------------------

Index: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 2000 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Scott Dolan                                           Sean McCaffrey
  Senior Vice President of Deutsche Asset Management    CFA, Managing Director of Deutsche Asset
  and Lead Manager of the portfolio.                    Management and Portfolio Manager of the
   o Joined Deutsche Asset Management in 1989 and       portfolio.
     the portfolio in 1998.                              o Joined Deutsche Asset Management in 1996
   o Over 13 years of investment industry experience.      after five years of experience as fixed
   o MS, Boston College.                                   income analyst specializing in synthetic GIC
                                                           bond portfolios at Fidelity Investments.
  John Dugenske                                          o Portfolio manager for Stable Value
  CFA, Managing Director of Deutsche Asset                 strategies, responsible for overseeing the
  Management and Portfolio Manager of the portfolio.       group's stable value and bond index efforts
   o Joined Deutsche Asset Management in 1998 and          in asset-backed and mortgage-backed
     the portfolio in 1998.                                securities as well as other financial
   o Over 12 years of investment industry experience.      instruments underlying synthetic GICs: New
   o MSME, University of Illinois.                         York.
   o MBA, University of Illinois.                        o MBA, Yale University.
                                                         o Joined the portfolio in 2002.

                                                        William Chepolis
                                                        CFA, Senior Vice President of Deutsche
                                                        Asset Management and Portfolio Manager of the
                                                        portfolio.
                                                         o Joined Deutsche Asset Management in
                                                           1998 and the portfolio in 2002.
                                                         o Previously worked at Norwest Bank
                                                           Minnesota, N.A. (now Wells Fargo Bank) as
                                                           a portfolio manager (1983-1988,
                                                           1993-1998) and foreign exchange
                                                           currency and option trader (1988-1995).



Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2001^c     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.96    $11.56   $12.08    $12.07   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .61^b     .75^b    .72^b     .62      .84
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .25       .45     (.64)      .19      .16
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .86      1.20      .08       .81     1.00
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             7.48     10.93      .68      7.03     8.96
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        305       152      146       123       87
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .60       .61      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .60       .60      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.06      6.60     6.13      6.27     7.12
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   334       173      150       142      179
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

^c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Scudder High Yield Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, the portfolio generally invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 80% of total assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Because the economy has a strong impact on corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o    currency fluctuations could cause foreign investments to lose value

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

   17.75       19.99      -2.24       17.40      14.06      11.61       1.45        2.15      -8.68       2.63
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 10.85%, Q1 1992                   Worst Quarter: -6.66%, Q3 1998

2002 Total Return as of March 31: 1.72%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          2.63                 1.63                 7.20

Index 1                      19.33                 9.61                11.74

Index 2                       6.16                 3.20                 7.88
--------------------------------------------------------------------------------

Index 1: Salomon Smith Barney Long-Term High Yield Bond Index, a measure of the total return of high yield bond issues with a par value of at least $50 million and a remaining maturity of at least ten years.

Index 2: CSFB High Yield Index (formerly DLJ High Yield Index), an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by S&P and Moody's.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Andrew Cestone                                        Harry Resis, Jr.
  Director of Deutsche Asset Management and             Managing Director of Deutsche Asset Management
  Co-Manager of the portfolio.                          and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 and        o Joined Deutsche Asset Management in 1988 to
     the portfolio in 2002.                                direct the fixed income department's taxable
   o Prior to that, investment analyst, Phoenix            fixed-income trading.
     Investment Partners, from 1997 to 1998; prior       o Over 34 years of investment industry
     to that, credit officer, asset based lending          experience.
     group, Fleet Bank, from 1995 to 1997.               o Joined the portfolio in 1992.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Yield Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001^a     2000^b    1999^b     1998^b    1997^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 9.16    $11.46   $12.27    $12.96   $12.81
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .84^c    1.14^c   1.22^c    1.06     1.16
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (.59)    (2.04)    (.93)     (.85)     .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .25      (.90)     .29       .21     1.35
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (1.28)    (1.40)   (1.10)     (.90)   (1.20)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (1.28)    (1.40)   (1.10)     (.90)   (1.20)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.13    $ 9.16   $11.46    $12.27   $12.96
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             2.63     (8.68)    2.15      1.45    11.61
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        335       309      396       442      391
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .70       .68      .67       .65      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    9.89     11.23    10.40      9.36     9.20
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    77        54       42        74       90
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For each portfolio, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

o As a temporary defensive measure, each portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%

Scudder High Yield Portfolio                                        0.60%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

           TOTAL ASSETS - TOTAL LIABILITIES
          ----------------------------------        = NAV
          TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from the last quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Each portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102

(800) 778-1482                               (202) 942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II



o  Scudder Government Securities Portfolio

o  Scudder Investment Grade Bond Portfolio

o  Scudder Money Market Portfolio

o  Scudder Small Cap Growth Portfolio

o  Scudder Total Return Portfolio

o  SVS Focus Value+Growth Portfolio



Prospectus

May 1, 2002


Class A Shares




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolios Work                                                                  Your Investment in the Portfolios

  3   Scudder Government                      24   Other Policies and Risks               27   Buying and Selling Shares
      Securities Portfolio
                                              25   Investment Advisor                     27   How the Portfolios Calculate
  7   Scudder Investment Grade                                                                 Share Price
      Bond Portfolio                          26   Portfolio Subadvisors
                                                                                          28   Distributions
 11   Scudder Money Market
      Portfolio
                                                                                          28   Taxes
 14   Scudder Small Cap Growth
      Portfolio

 17   Scudder Total Return Portfolio

 21   SVS Focus Value+Growth
      Portfolio

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o    direct obligations of the U.S. Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities.

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers or other matters

o    derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    5.92        6.48      -2.74       18.98       2.56       8.96       7.03        0.68      10.93       7.48
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992

2002 Total Return as of March 31: 0.73%


Average Annual Total Returns (%) as of 12/31/2001

                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A          7.48                6.96                 6.48

Index                         8.25                7.49                 7.22
------------------------------------------------------------------------------

Index: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 2000 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Scott Dolan                                           Sean McCaffrey
  Senior Vice President of Deutsche Asset Management    CFA, Managing Director of Deutsche Asset
  and Lead Manager of the portfolio.                    Management and Portfolio Manager of the
   o Joined Deutsche Asset Management in 1989 and       portfolio.
     the portfolio in 1998.                              o Joined Deutsche Asset Management in 1996
   o Over 13 years of investment industry experience.      after five years of experience as fixed
   o MS, Boston College.                                   income analyst specializing in synthetic GIC
                                                           bond portfolios at Fidelity Investments.
  John Dugenske                                          o Portfolio manager for Stable Value
  CFA, Managing Director of Deutsche Asset                 strategies, responsible for overseeing the
  Management and Portfolio Manager of the portfolio.       group's stable value and bond index efforts
   o Joined Deutsche Asset Management in 1998 and          in asset-backed and mortgage-backed
     the portfolio in 1998.                                securities as well as other financial
   o Over 12 years of investment industry experience.      instruments underlying synthetic GICs: New
   o MSME, University of Illinois.                         York.
   o MBA, University of Illinois.                        o MBA, Yale University.
                                                         o Joined the portfolio in 2002.

                                                        William Chepolis
                                                        CFA, Senior Vice President of Deutsche
                                                        Asset Management and Portfolio Manager of the
                                                        portfolio.
                                                         o Joined Deutsche Asset Management in
                                                           1998 and the portfolio in 2002.
                                                         o Previously worked at Norwest Bank
                                                           Minnesota, N.A. (now Wells Fargo Bank) as
                                                           a portfolio manager (1983-1988,
                                                           1993-1998) and foreign exchange
                                                           currency and option trader (1988-1995).




Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2001^c     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.96    $11.56   $12.08    $12.07   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .61^b     .75^b    .72^b     .62      .84
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .25       .45     (.64)      .19      .16
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .86      1.20      .08       .81     1.00
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             7.48     10.93      .68      7.03     8.96
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        305       152      146       123       87
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .60       .61      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .60       .60      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.06      6.60     6.13      6.27     7.12
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   334       173      150       142      179
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

^c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Scudder Investment Grade Bond Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income.

The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of the top four grades of credit quality.

The portfolio can buy many types of income-producing securities, among them corporate bonds, U.S. government and agency bonds, high quality commercial paper, obligations of the Canadian government or its instrumentalities (payable in U.S. dollars), bank certificates of deposit of domestic or Canadian chartered banks with deposits in excess of $1 billion and cash and cash equivalents. Generally, the portfolio invests in U.S. bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio managers use independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The managers also consider valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Credit Quality Policies

Although the portfolio invests primarily in bonds of the top four grades of credit quality, it could invest up to 20% of net assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. Changes in interest rates will also affect the portfolio's yield: when rates fall, the portfolio's yield tends to fall as well.

Because the economy affects corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want exposure to the corporate bond market through a diversified investment portfolio that seeks high current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

     9.04       7.93       -2.06       9.90       5.71
-----------------------------------------------------------
     1997       1998        1999       2000       2001
-----------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 3.87%, Q4 2000                    Worst Quarter: -1.23%, Q2 1999

2002 Total Return as of March 31: -0.83%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/1/96
                              1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A           5.71                 6.01               5.94
Index                          8.50                 7.37               7.59*
--------------------------------------------------------------------------------

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

*    Since 4/30/1996

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  David Baldt                                  Daniel Taylor                              Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche Asset      Managing Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the           Management and Consultant to the
  portfolio.                                   portfolio.                                 portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
     1989 and the portfolio in 2002.              1998 and the portfolio in 2002.            1991 and the portfolio in 2002.
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income              o Over 12 years of investment industry
     Income Fund Group.                           portfolio manager, asset-backed            experience.
                                                  securities analyst and senior credit     o Head of Emerging Market Debt for
  J. Christopher Gagnier                          analyst, CoreStates Investment             London Fixed Income and responsible
  Director of Deutsche Asset Management and       Advisors, from 1992 to 1998.               for coordinating research into
  Co-Manager of the portfolio.                                                               Continental European Markets and
   o Joined Deutsche Asset Management in        Thomas Flaherty                              managing global fixed income,
     1997 and the portfolio in 2002.            Director of Deutsche Asset Management        balanced and cash based portfolios:
   o Prior to that, portfolio manager,          and Co-Manager of the portfolio.             London.
     Paine Webber (1984-1997).                  o Joined Deutsche Asset Management in
   o Analyst specializing in asset-backed         1995 and the portfolio in 2002.         Timothy Vile
     securities and government investments.     o Analyst specializing in corporate       Director of Deutsche Asset Management
                                                  bonds and mortgages.                    and Consultant to the portfolio.
  Gary Bartlett                                                                            o Joined Deutsche Asset Management in
  CFA, Director of Deutsche Asset              Andrew Cestone                                1991 with 6 years that included
  Management and Co-Manager of the             Director of Deutsche Asset Management         portfolio manager for fixed income
  portfolio.                                   and Co-Manager of the portfolio.              portfolios at Equitable Capital
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in        Management.
     1992 and the portfolio in 2002.              1998 and the portfolio in 2002.          o Portfolio manager for Enhanced Fixed
   o Analyst specializing in taxable            o Prior to that, Investment Analyst,         Income: London.
     municipal and government investments.        Phoenix Investment Partners, from        o Joined the portfolio in 2002.
   o MBA, Drexel University.                      1997 to 1998. Prior to that, Credit
                                                  Officer, asset based lending group,
  Warren Davis                                    Fleet Bank, from 1995 to 1997.
  Director of Deutsche Asset
  Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in
     1995 and the portfolio in 2002.
   o Analyst specializing in mortgage-
     and asset-backed securities.
   o MBA, Drexel University.
   o Analyst specializing in asset-backed
     securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Investment Grade Bond Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                  2001^c     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.45    $11.00   $11.65    $11.18   $10.36
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .62^b     .69^b    .60^b     .32      .66
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .01^d     .36     (.85)      .55      .26
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .63      1.05     (.25)      .87      .92
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.60)     (.60)    (.30)     (.30)    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.10)     (.10)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.60)     (.60)    (.40)     (.40)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.48    $11.45   $11.00    $11.65   $11.18
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.71      9.90    (2.06)     7.93     9.04
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        134        78       71        52       16
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .64       .68      .65       .67      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .64       .67      .65       .67      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.46      6.36     5.42      5.50     6.23
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   176       311      131       130      311
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

^c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

Scudder Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the U.S. government, corporations and municipalities. The portfolio typically invests more than 25% of net assets in government securities and instruments issued by domestic breaks. However, everything the portfolio buys must meet the rules for money market fund investments (see below).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market portfolios are generally considered to have lower risks than other types of mutual fund portfolios. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important factor affecting the portfolio's performance is market interest rates. The portfolio's yield tends to reflect current short-term interest rates, which means that when these rates decline, the portfolio's yield generally declines as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o over time, inflation may erode the real value of an investment in the portfolio

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    3.43        2.85       3.95       5.66        5.03       5.25       5.15        4.84       6.10       3.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.51%, Q4 2001

2002 Total Return as of March 31: 0.34%


Average Annual Total Returns (%) as of 12/31/2001

                               1 Year             5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A            3.75                5.01                4.59
--------------------------------------------------------------------------------

7-day yield as of December 31, 2001: 1.58%


The Portfolio Manager

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                      .037      .059     .050      .050     .050
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .037      .059     .050      .050     .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.037)    (.059)   (.050)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.037)    (.059)   (.050)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             3.75      6.10     4.84      5.15     5.25
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        671       279      231       152      100
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .55       .58      .54       .54      .55
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    3.39      5.94     4.77      5.02     5.14
---------------------------------------------------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2001, the Russell 2000 Growth Index had a median market capitalization of $4.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

       30.07      28.04      34.20       18.37      34.56      -10.71     -28.91
------------------------------------------------------------------------------------
       1995        1996       1997       1998        1999       2000       2001
------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2002 Total Return as of March 31: -6.94%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/2/94
                             1 Year              5 Years           Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A         -28.91                 6.33                11.81
Index 1                       -9.23                 2.87                 7.21*
Index 2                        2.49                 7.52                10.54*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

*   Since 4/30/1994

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Sewall Hodges                                Peter Chin                                 Roy McKay
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche         CFA, Managing Director of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of the     Asset Management and Co-Manager of the
  portfolio.                                   portfolio.                                 portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
     1995 and the portfolio in 2002.              1973 and the portfolio in 2002.            1988 and the portfolio in 2002.
   o Over 24 years of investment industry       o Over 33 years of investment industry     o Over 36 years of investment industry
     experience.                                  experience.                                experience.
   o MBA, Wharton Business School,              o MBA, Columbia University Graduate        o MBA, Wharton Business School,
     University of Pennsylvania.                  School of Business.                        University of Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001     2000^a     1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $21.64   $26.54    $19.71    $19.69   $16.77
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                              (.02)^b   (.09)^b   (.06)^b     --      .04
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.27)    (2.01)     6.89      3.42     4.88
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.29)    (2.10)     6.83      3.42     4.92
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --       --        --         --    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.52)    (2.80)      --      (3.40)   (1.90)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                         (.03)       --       --         --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.55)    (2.80)      --      (3.40)   (2.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.80    $21.64    $26.54    $19.71   $19.69
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (28.91)   (10.71)    34.56     18.37    34.20
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        232      301       264       208      137
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .68      .72       .71       .70      .71
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.12)    (.34)     (.30)     (.01)      .20
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   143      124       208       276      330
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder Total Return Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio will normally sell a stock when it reaches a target price or when the managers believe its fundamental qualities have deteriorated.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices decline, the value of your investment is likely to decline as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a decline in bond prices and, in turn, a decline in the value of your investment. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, the relative attractiveness of stocks and bonds or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    growth stocks may be out of favor for certain periods

o    a bond could decline in credit quality or go into default

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    1.69       12.11      -9.49       25.97      16.76      19.96       15.14      14.81      -2.63       -6.09
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -8.73%, Q3 2001

2002 Total Return as of March 31: -0.49%

Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          -6.09                 7.72                 8.21
Index 1                      -11.87                10.70                12.94
Index 2                        8.50                 7.37                 7.27
Index 3                      -20.42                 8.27                10.79
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average orientation.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  William Gadsden                              Daniel Taylor                           Andrew Cestone
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche         Director of Deutsche Asset Management
  Management and Lead Manager of the           Asset Management and Portfolio          and Portfolio Manager of the portfolio.
  portfolio.                                   Manager of the portfolio.                o Joined Deutsche Asset Management in
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management        1998 and the portfolio in 2002.
     1983 and the portfolio in 2002.              in 1998 and the portfolio in 2002.    o Prior to that, investment analyst,
   o Over 21 years of investment industry       o Prior to that, fixed income             Phoenix Investment Partners, from
     experience.                                  portfolio manager, asset backed         1997 to 1998. Prior to that, credit
   o MBA, Wharton Business School,                securities analyst and senior           officer, asset based lending group,
     University of Pennsylvania.                  credit analyst, CoreStates              Fleet Bank, from 1995 to 1997.
                                                  Investment Advisors (1992-1998).
  J. Christopher Gagnier                        o Analyst specializing in              Brett Diment
  Director of Deutsche Asset Management and       asset-backed securities and          Managing Director of Deutsche Asset
  Portfolio Manager of the portfolio.             government securities.               Management and Consultant to the
   o Joined Deutsche Asset Management in                                               portfolio.
     1997 and the portfolio in 2002.           David Baldt                              o Joined Deutsche Asset Management in
   o Prior to that, portfolio manager,         CFA, Managing Director of Deutsche         1991 and the portfolio in 2002.
     Paine Webber (1984-1997).                 Asset Management and Portfolio           o Over 12 years of investment industry
   o Analyst specializing in asset-backed      Manager of the portfolio.                  experience.
     securities and government investments.     o Joined Deutsche Asset Management      o Head of Emerging Market Debt for
                                                  in 1989 and the portfolio in 2002.      London Fixed Income and responsible
  Warren Davis                                  o Chief Investment Officer of the         for coordinating research into
  Director of Deutsche Asset Management and       Fixed Income Fund Group.                Continental European Markets and
  Portfolio Manager of the portfolio.                                                     managing global fixed income,
   o Joined Deutsche Asset Management in       Thomas Flaherty                            balanced and cash based portfolios:
     1995 and the portfolio in 2002.           Director of Deutsche Asset                 London.
   o Analyst specializing in mortgage- and     Management and Portfolio Manager of
     asset-backed securities.                  the portfolio.                          Timothy Vile
   o MBA, Drexel University.                    o Joined Deutsche Asset Management     Director of Deutsche Asset Management
                                                  in 1995 and the portfolio in 2002.   and Consultant to the portfolio.
  Gary Bartlett                                 o Analyst specializing in corporate     o Joined Deutsche Asset Management in
  CFA, Director of Deutsche Asset                 bonds and mortgages.                    1991 with 6 years of investment
  Management and Portfolio Manager of the                                                 industry experience that included
  portfolio.                                   Janet Campagna                             portfolio manager for fixed income
   o Joined Deutsche Asset Management in       Managing Director of Deutsche Asset        portfolios at Equitable Capital
     1992 and the portfolio in 2002.           Management and Portfolio Manager of        Management.
   o Analyst specializing in taxable           the portfolio.                           o Portfolio manager for Enhanced Fixed
     municipal and government investments.      o Joined Deutsche Asset Management        Income: London.
   o MBA, Drexel University.                      in 1999 and the portfolio in 2002.    o Joined the portfolio in 2002.
                                                o Head of global and tactical asset
                                                  allocation.
                                                o Investment strategist and
                                                  manager of the asset
                                                  allocation strategies group
                                                  for Barclays Global Investors
                                                  from 1994 to 1999.
                                                o Over ten years of investment
                                                  industry experience.
                                                o Master's degree in Social Science
                                                  from California Institute of
                                                  Technology.
                                                o Ph.D, Political Science from
                                                  University of California at
                                                  Irvine.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001^a   2000^b   1999^b    1998^b    1997^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $25.91    $28.82   $27.35    $28.22   $28.15
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                      .61^c     .74^c    .84^c     .86      .90
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.20)    (1.40)    3.03      3.17     3.77
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (1.59)     (.66)    3.87      4.03     4.67
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.80)     (.90)    (.90)     (.90)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.95)    (1.35)   (1.50)    (4.00)   (3.70)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (1.75)    (2.25)   (2.40)    (4.90)   (4.60)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $22.57    $25.91   $28.82    $27.35   $28.22
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (6.09)    (2.63)   14.81     15.14    19.96
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       861       851      952       865      787
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .58       .61      .61       .60      .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.63      2.75     3.12      3.33     3.32
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  115       107       80        81      122
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c   Based on average shares outstanding during the period.

SVS Focus Value+Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital through a portfolio of growth and value stocks.

The portfolio normally invests at least 65% of total assets in U.S. common stocks. Although the portfolio can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). The portfolio manages risk by investing in both growth and value stocks. The portfolio seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline.

The portfolio retains two portfolio management teams dedicated to managing the growth and value portions of the portfolio, respectively. Each team focuses its investment on a core number of common stocks. Currently, it is anticipated that each team will invest in approximately 15-30 stocks.

In choosing growth stocks, the managers look for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the managers look for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as improving fundamentals and management strategy.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of growth and value stocks.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Similarly, because the portfolio isn't diversified and can invest a larger percentage of assets in a given company than a diversified portfolio, factors affecting that company could affect portfolio performance. Also, because each portfolio management team invests independently, it is possible that each team may hold the same security or both teams may favor the same industry.

It is also possible that one team may buy a security at the same time that the other team is selling it, resulting in no significant change in the overall portfolio but creating additional costs for the portfolio. Because the managers periodically rebalance the portfolio to maintain an approximately even allocation between growth and value securities, the portfolio may also incur additional costs since sales of portfolio securities may result in higher portfolio turnover.

In any given period, either growth stocks or value stocks will generally lag the other; because the portfolio invests in both, it is likely to lag any portfolio that focuses on the type of stock that outperforms during that period, and at times may lag both.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, the relative attractiveness of growth stocks and value stocks or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors with long-term goals who want to gain exposure to both growth and value stocks in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Prior to April 8, 2002, a different advisor managed the value portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

 25.47       20.17      16.52      -3.90      -14.35
--------------------------------------------------------
  1997       1998        1999       2000       2001
--------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 23.51%, Q4 1998                   Worst Quarter: -20.60%, Q3 2001

2002 Total Return as of March 31: 1.61%

Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/1/96
                              1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A         -14.35                 7.65               9.32
Index 1                      -11.87                10.70              12.12*
Index 2                      -12.45                10.50              11.82*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Russell 1000 Index, an unmanaged capitalization-weighted price only index that includes the 1000 largest capitalized U.S. companies whose common stocks are traded in the United States.

*   Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

Jennison Associates LLC is the subadvisor to the growth portion of the portfolio. The following people handle the day-to-day management:


  Spiros Segalas                               Kathleen McCarragher
   o Began investment career in 1960.           o Began investment career in 1982.
   o Joined the portfolio in 2001.              o Joined the portfolio in 2001.
   o Founder (1969), President (1993) and       o Director, Executive Vice President and
     Chief Investment Officer (1973),             Domestic Equity Investment Strategist,
     Jennison Associates.                         Jennison Associates since 1998.

Dreman Value Management, L.L.C is the subadvisor to the value portion of the portfolio. The following people handle the day-to-day management:


  David Dreman                                 F. James Hutchinson
  Lead Portfolio Manager                        o Began investment career in 1986.
   o Began investment career in 1957.           o Joined the portfolio in 2002.
   o Joined the portfolio in 2002.              o Prior to joining Dreman Value Management,
   o Founder and Chairman, Dreman Value           L.L.C. in 2000, associated with The Bank
     Management, L.L.C. since 1977.               of New York for over 30 years in both the
                                                  corporate finance and trust/investment
                                                  management areas, including President of
                                                  The Bank of New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Focus Value+Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $16.55    $18.96   $16.71    $14.25   $11.46
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .09^b     .12^b    .08^b     .08      .12
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (2.41)     (.73)    2.62      2.78     2.77
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (2.32)     (.61)    2.70      2.86     2.89
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.10)     (.10)    (.10)       --     (.10)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (1.05)    (1.70)    (.35)     (.40)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (1.15)    (1.80)    (.45)     (.40)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $13.08    $16.55   $18.96    $16.71   $14.25
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (14.35)   (3.90)    16.52     20.17    25.47
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        140       153      172       152       69
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .79       .81      .83       .78      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .79       .81      .82       .78      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .66      .46       .80      .95
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   180        39      102       102       50
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Government Securities Portfolio

Scudder Investment Grade Bond Portfolio

Scudder Small Cap Growth Portfolio


o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end (annualized for the portfolios with less than 12 months of operation), as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%

Scudder Investment Grade Bond Portfolio                             0.60%

Scudder Money Market Portfolio                                      0.50%

Scudder Small Cap Growth Portfolio                                  0.65%

Scudder Total Return Portfolio                                      0.55%

SVS Focus Value+Growth Portfolio                                    0.75%
--------------------------------------------------------------------------------

By contract, the total annual operating expenses of the below portfolios are capped, as a percentage of each portfolio's average daily net assets, until April 30, 2003:

Portfolio Name                                                Expense Rate
--------------------------------------------------------------------------------
Scudder Investment Grade Bond Portfolio                          0.80%

SVS Focus Value+Growth Portfolio                                 0.84%
--------------------------------------------------------------------------------

Portfolio Subadvisors

Subadvisors for SVS Focus Value+Growth Portfolio

Jennison Associates LLC, a wholly-owned subsidiary of The Prudential Insurance Company of America, located at 466 Lexington Avenue, New York, 10017, is the subadvisor to the growth portion of SVS Focus Value+Growth Portfolio. Jennison Associates was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2001, Jennison Associates managed approximately $62 billion on behalf of its clients.

DeIM pays Jennison Associates for acting as subadvisor to the "growth" portion of SVS Focus Value+Growth Portfolio at an annual rate based on the portion of the average combined daily net assets of the portfolio and Scudder Focus Value+Growth Fund (another fund advised by DeIM) subadvised by Jennison Associates as shown below:

Average Daily Net Assets                                      Fee Rate
--------------------------------------------------------------------------------
On the first $100 million                                      0.450%

On the next $400 million                                       0.400%

On the next $500 million                                       0.350%

On the next $1 billion                                         0.300%

Over $2 billion                                                0.250%
--------------------------------------------------------------------------------

Effective April 5, 2002 Dreman Value Management, L.L.C., 10 Exchange Place, Suite 2150, Jersey City, New Jersey, is the subadvisor for the value portion of SVS Focus Value+Growth Portfolio. Founded in 1977, Dreman Value Management L.L.C. manages over $6.2 billion in assets as of January 31, 2002.

DeIM pays Dreman Value Management for acting as the subadvisor to the value portion of the portfolio at an annual rate applied to the portion of the portfolio's average daily net assets subadvised by Dreman Value Management as shown below:

Average Daily Net Assets                                      Fee Rate
--------------------------------------------------------------------------------
On the first $250 million                                     0.4000%

On the next $250 million                                      0.3500%

On the next $500 million                                      0.3375%

Over $1 billion                                               0.3150%
--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                    TOTAL ASSETS - TOTAL LIABILITIES
                   ---------------------------------       = NAV
                   TOTAL NUMBER OF SHARES OUTSTANDING

Except with Scudder Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from the last quoted market prices. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov




                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II


o Scudder Aggressive Growth Portfolio                           o  Scudder Total Return Portfolio

o Scudder Blue Chip Portfolio                                   o  SVS Davis Venture Value Portfolio

o Scudder Contrarian Value Portfolio                            o  SVS Dreman Financial Services Portfolio

o Scudder Global Blue Chip Portfolio                            o  SVS Dreman High Return Equity Portfolio

o Scudder Government Securities Portfolio                       o  SVS Dreman Small Cap Value Portfolio

o Scudder Growth Portfolio                                      o  SVS Eagle Focused Large Cap Growth Portfolio

o Scudder High Yield Portfolio                                  o  SVS Focus Value+Growth Portfolio

o Scudder International Select Equity Portfolio                 o  SVS Index 500 Portfolio

o Scudder Investment Grade Bond Portfolio                       o  SVS INVESCO Dynamic Growth Portfolio

o Scudder Money Market Portfolio                                o  SVS Janus Growth And Income Portfolio

o Scudder New Europe Portfolio                                  o  SVS Janus Growth Opportunities Portfolio

o Scudder Small Cap Growth Portfolio                            o  SVS Oak Strategic Equity Portfolio

o Scudder Strategic Income Portfolio                            o  SVS Turner Mid Cap Growth Portfolio

o Scudder Technology Growth Portfolio





Prospectus


May 1, 2002


Class A Shares






This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents



                                                                                         Your Investment in the
How the Portfolios Work                                                                  Portfolios

  3   Scudder Aggressive Growth               55   SVS Dreman Financial Services          92   Buying and Selling Shares
      Portfolio                                    Portfolio
                                                                                          92   How the Portfolios Calculate
  6   Scudder Blue Chip Portfolio             58   SVS Dreman High Return                      Share Price
                                                   Equity Portfolio
  9   Scudder Contrarian Value                                                            93   Distributions
      Portfolio                               61   SVS Dreman Small Cap Value
                                                   Portfolio                              93   Taxes
 12   Scudder Global Blue Chip
      Portfolio                               64   SVS Eagle Focused Large Cap
                                                   Growth Portfolio
 16   Scudder Government
      Securities Portfolio                    67   SVS Focus Value+Growth
                                                   Portfolio
 20   Scudder Growth Portfolio
                                              70   SVS Index 500 Portfolio
 23   Scudder High Yield Portfolio
                                              73   SVS INVESCO Dynamic
 26   Scudder International Select                 Growth Portfolio
      Equity Portfolio
                                              75   SVS Janus Growth And Income
 29   Scudder Investment Grade                     Portfolio
      Bond Portfolio
                                              78   SVS Janus Growth
 33   Scudder Money Market                         Opportunities Portfolio
      Portfolio
                                              81   SVS Oak Strategic Equity
 36   Scudder New Europe Portfolio                 Portfolio

 40   Scudder Small Cap Growth                83   SVS Turner Mid Cap Growth
      Portfolio                                    Portfolio

 43   Scudder Strategic Income                85   Other Policies and Risks
      Portfolio
                                              86   Investment Advisor
 46   Scudder Technology Growth
      Portfolio                               89   Portfolio Subadvisors

 49   Scudder Total Return Portfolio

 53   SVS Davis Venture Value
      Portfolio

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Aggressive Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation through the use of aggressive investment techniques.

The portfolio normally invests at least 65% of total assets in equities -- mainly common stocks -- of U.S. companies. Although the portfolio can invest in stocks of any size and market sector, it may invest in initial public offerings
(IPOs) and in growth-oriented market sectors, such as the technology sector. In fact, the portfolio's stock selection methods may at times cause it to invest more than 25% of total assets in a single sector. A sector is made up of numerous industries.

In choosing stocks, the portfolio managers look for individual companies in growing industries that have innovative products and services, competitive positions, repeat customers, effective management, control over costs and prices and strong balance sheets and earnings growth.

To a limited extent, the managers may seek to take advantage of short-term trading opportunities that result from market volatility. For example, the managers may increase positions in favored companies when prices decline and may sell fully valued companies when prices rise.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated, other investments offer better opportunities or to adjust its emphasis in a given industry.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform. When growth stock prices fall, you should expect the value of your investment to fall as well. The fact that the portfolio may focus on one or more sectors increases this risk, because factors affecting those sectors could affect portfolio performance.

Similarly, because the portfolio isn't diversified and can invest a larger percentage of assets in a given stock than a diversified portfolio, factors affecting that stock could affect portfolio performance. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Stocks of small companies (including most that issue IPOs) can be highly volatile because their prices often depend on future expectations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be appropriate for long-term investors who can accept an above-average level of risk to their investment in exchange for potentially higher performance.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year-- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:


        -4.96      -21.76
-----------------------------
         2000       2001
-----------------------------

For the periods included in the bar chart:

Best Quarter: 23.43%, Q4 2001                   Worst Quarter: -25.94%, Q3 2001

2002 Total Return as of March 31: -5.03%


Average Annual Total Returns (%) as of 12/31/2001

                               1 Year                   Since 5/1/99
                                                        Life of Class
-----------------------------------------------------------------------------
Portfolio -- Class A           -21.76                        1.49
Index 1                        -11.87                      -4.31*
Index 2                        -11.46                      -3.21*
-----------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Russell 3000 Index, an unmanaged index composed of the largest-capitalized U.S.-domiciled companies whose stocks trade in the U.S.

*    Since 4/30/1999

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Sewall Hodges                                Peter Chin                                  Roy McKay
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche Asset    CFA, Managing Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the            Management and Co-Manager of the
  portfolio.                                   portfolio.                                  portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in       o Joined Deutsche Asset Management in
     1995 and the portfolio in 1999.              1973 and the portfolio in 2002.             1988 and the portfolio in 2002.
   o Over 24 years of investment industry       o Over 33 years of investment industry      o Over 36 years of investment industry
     experience.                                  experience.                                 experience.
   o MBA, Wharton Business School,              o MBA, Columbia University Graduate         o MBA, Wharton Business School,
     University of Pennsylvania.                  School of Business.                         University of Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Aggressive Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                                   2001     2000^a    1999^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                        $13.20    $13.99   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                                               .06       .18      .06
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                         (2.92)     (.87)    3.93
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                           (2.86)     (.69)    3.99
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                                       (.12)       --       --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                                 --      (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                         (.12)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $10.22    $13.20   $13.99
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                            (21.76)    (4.96)   39.89d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                          71        66       12
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                .86       .95     2.66*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                 .86       .94      .50*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                      .58      1.22      .80*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                     42       103       90*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Scudder Blue Chip Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large U.S. companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.2 billion) and that the portfolio managers believe are "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividend history, easy access to credit, solid positions in their industries and strong management. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for attractive "blue chip" companies whose stock price is attractive relative to potential growth. The managers look for factors that could signal future growth, such as new management, products or business strategies.

The managers may favor securities from different industries and companies at different times while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors with long-term goals who want a core stock investment may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:


       13.84      25.24      -7.84      -15.81
--------------------------------------------------
       1998        1999       2000       2001
--------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.26%, Q4 1998                   Worst Quarter: -17.43%, Q3 2001

2002 Total Return as of March 31: 1.24%

Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/1/97
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A                   -15.81                       4.61

Index 1                                -11.87                       9.51*

Index 2                                -12.45                       9.68*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Russell 1000 Index, an unmanaged capitalization-weighted price-only index that includes the 1000 largest capitalized U.S. companies whose common stocks are traded in the United States.

*    Since 4/30/1997

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Joshua Feuerman                                       Michael Patchen
  CFA, Managing Director of Deutsche Asset              Assistant Vice President of Deutsche Asset
  Management and Co-Manager of the portfolio.           Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1999 and        o Joined Deutsche Asset Management in 2000,
     the portfolio in 2002.                                with 4 years of experience including global
   o Head of Global Quantitative Equity: New York.         strategies associate at AQR Capital
   o 10 years of experience at State Street Global         Management and asset allocation analyst at
     Advisors where he served as head of                   Goldman Sachs Asset Management.
     international strategies, including emerging        o Portfolio manager of international
     and developed markets, and earlier in product         quantitative strategies: New York.
     engineering and international equity research.      o Joined the portfolio in 2002.
   o MBA, University of Chicago.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Blue Chip Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                  2001     2000^a    1999^a     1998^a    1997^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.41   $15.69   $12.60    $11.15   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .05^c    .07c     .09^c     .10      .17
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (2.33)   (1.29)    3.08      1.45      .98
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (2.28)   (1.22)    3.17      1.55     1.15
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.06)    (.06)    (.08)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.06)    (.06)    (.08)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.07   $14.41   $15.69    $12.60   $11.15
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (15.81)   (7.84)   25.24     13.84    11.54**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        240      228      185        78        5
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .69      .71      .71       .76      .95*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .69      .71      .70       .76      .95*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .42      .44      .67      1.18     2.07*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   118       86       64       102       78*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   For the period May 1, 1997 (commencement of operations) to December 31,
     1997.

^c   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Contrarian Value Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

The portfolio normally invests at least 65% of total assets in common stocks and other equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000 Value Index (as of December 31, 2001, the Russell 1000 Value Index had a median market capitalization of $3.6 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses in one or more sectors, any factors affecting those sectors could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

     30.38       19.26      -10.21     16.13       1.87
------------------------------------------------------------
      1997       1998        1999       2000       2001
------------------------------------------------------------

For the periods included in the bar chart:
Best Quarter: 15.90%, Q4 2000                   Worst Quarter: -13.74%, Q3 1999
2002 Total Return as of March 31: 4.76%


Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/1/96
                              1 Year          5 Years           Life of Class
------------------------------------------------------------------------------
Portfolio -- Class A           1.87            10.56              12.39
Index 1                      -11.87            10.70              12.12*
Index 2                       -5.59            11.13              12.45*
------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2 Russell 1000 Value Index, which consists of those stocks in the Russell 1000 Index that have a less-than-average growth orientation.

*    Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Thomas Sassi                                          Frederick L. Gaskin
  Managing Director of Deutsche Asset Management.       Senior Vice President of Deutsche Asset
   o Joined Deutsche Asset Management in 1990 and       Management.
     the portfolio in 1997.                              o Joined Deutsche Asset Management in 1989 and
   o Over 31 years of investment industry experience.      the portfolio in 1997.
   o MBA, Hofstra University.                            o Over 16 years of investment industry
                                                           experience.
                                                         o MBA, Babcock Graduate School of Management at
                                                           Wake Forest University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Contrarian Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                  2001     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.40    $14.70   $17.57    $15.18   $11.74
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .23^b     .30^b   .37^b      .26      .31
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .01      1.40   (1.94)      2.63     3.23
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .24      1.70   (1.57)      2.89     3.54
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.24)     (.40)   (.30)      (.10)    (.10)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --     (2.60)  (1.00)      (.40)      --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.24)    (3.00)  (1.30)      (.50)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $13.40    $13.40  $14.70     $17.57   $15.18
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             1.87     16.13  (10.21)     19.26    30.38
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        257       219     237        264      162
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .79       .80     .81        .78      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .79       .80     .80        .78      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.75      2.55    2.14       2.02     2.38
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    72        56      88         57       46
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder Global Blue Chip Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio managers believe are "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management. Although the portfolio may invest in any country, it primarily focuses on countries with developed economies (including the U.S.).

In choosing stocks, the portfolio managers look for those blue-chip companies that appear likely to benefit from global economic trends or have promising new technologies or products.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio normally will sell a stock when the managers believe it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. While the portfolio invests mainly in developed countries, it may invest up to 15% of total assets in emerging market debt or equity securities (of which 5% of total assets may be junk bonds, i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

If you are interested in large-cap stocks and want to look beyond U.S. markets, this portfolio may be appropriate for you.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:
                 26.70      -3.36      -15.48
-------------------------------------------------
                  1999       2000       2001
-------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.36%, Q4 1999                   Worst Quarter: -11.59%, Q3 2001

2002 Total Return as of March 31: 0.91%

Average Annual Total Returns (%) as of 12/31/2001

                                                                  Since 5/5/98
                                       1 Year                    Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A                  -15.48                        0.36

Index 1                                -11.87                       2.20*

Index 2                                -16.82                      -0.77*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: MSCI World Index, an unmanaged index generally accepted as a benchmark for world equity markets.**

*    Since 4/30/1998

** The portfolio seeks long-term capital growth by investing in securities of companies throughout the world. In light of this, the portfolio's investment advisor believes that it is more appropriate to measure the portfolio's performance against the MSCI World Index than against the S&P 500 Index.

In the bar chart, total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

William Holzer                                    Peter Crays
  Managing Director of Deutsche Asset             Senior Associate of Deutsche Asset
  Management and Co-Manager of the portfolio.     Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1980      o Joined Deutsche Asset Management in 1999
     and the portfolio in 1998.                      and the portfolio in 2002.
   o Over 24 years of experience in global         o Vice president/research manager for the
     investing.                                      Americas, IBES International, Inc. from
   o MBA, New York University.                       1994 to 1999.
                                                   o MBA, Fordham University.
  Steve Wreford
  Vice President of Deutsche Asset Management     Nick Bratt
  and Co-Manager of the portfolio.                Managing Director of Deutsche Asset
   o Joined Deutsche Asset Management in 2001     Management  and Co-Manager of the portfolio.
     and the portfolio in 2002.                    o Joined Deutsche Asset Management in 1976
   o Responsible for European                        and since that time has over 26 years of
     Telecommunications Research.                    experience in international investing.
   o Prior to that, served as equity analyst       o Joined the portfolio in 1998.
     responsible for European
     telecommunication research, after five
     years of experience as a
     telecommunication and technology equity
     analyst for CCF International; CCF
     Charterhouse, London and as a management
     consultant for KPMG, U.K.
   o Chartered Accountant (U.S. CPA
     equivalent).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Global Blue Chip Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                             2001    2000^a     1999^a    1998^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $11.81   $12.37    $ 9.79   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                                .08^c    .03^c     .04^c    .03
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                 (1.90)    (.44)     2.57     (.24)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                   (1.82)    (.41)     2.61     (.21)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                                 --       --      (.03)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                       (.35)    (.15)       --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                 (.35)    (.15)     (.03)      --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $ 9.64   $11.81    $12.37   $ 9.79
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                    (15.48)   (3.36)^d  26.70^d  (2.10)^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                  44       33        17        4
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                       1.24     1.78      3.47    12.32*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                        1.24     1.50      1.56     1.56*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                              .76      .28       .39      .91*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                             52       54        65       67*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from May 5, 1998 (commencement of operations) to December 31, 1998.

^c   Based on average shares outstanding during the period.

^d   Total returns would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Scudder Government Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o    direct obligations of the U.S. Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities.

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers or other matters

o    derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    5.92        6.48      -2.74       18.98       2.56       8.96       7.03        0.68      10.93       7.48
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992

2002 Total Return as of March 31: 0.73%


Average Annual Total Returns (%) as of 12/31/2001

                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A          7.48                6.96                 6.48

Index                         8.25                7.49                 7.22
------------------------------------------------------------------------------

Index: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 2000 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Scott Dolan                                           Sean McCaffrey
  Senior Vice President of Deutsche Asset Management    CFA, Managing Director of Deutsche Asset
  and Lead Manager of the portfolio.                    Management and Portfolio Manager of the
   o Joined Deutsche Asset Management in 1989 and       portfolio.
     the portfolio in 1998.                              o Joined Deutsche Asset Management in 1996
   o Over 13 years of investment industry experience.      after five years of experience as fixed
   o MS, Boston College.                                   income analyst specializing in synthetic GIC
                                                           bond portfolios at Fidelity Investments.
  John Dugenske                                          o Portfolio manager for Stable Value
  CFA, Managing Director of Deutsche Asset                 strategies, responsible for overseeing the
  Management and Portfolio Manager of the portfolio.       group's stable value and bond index efforts
   o Joined Deutsche Asset Management in 1998 and          in asset-backed and mortgage-backed
     the portfolio in 1998.                                securities as well as other financial
   o Over 12 years of investment industry experience.      instruments underlying synthetic GICs: New
   o MSME, University of Illinois.                         York.
   o MBA, University of Illinois.                        o MBA, Yale University.
                                                         o Joined the portfolio in 2002.

                                                        William Chepolis
                                                        CFA, Senior Vice President of Deutsche
                                                        Asset Management and Portfolio Manager of the
                                                        portfolio.
                                                         o Joined Deutsche Asset Management in
                                                           1998 and the portfolio in 2002.
                                                         o Previously worked at Norwest Bank
                                                           Minnesota, N.A. (now Wells Fargo Bank) as
                                                           a portfolio manager (1983-1988,
                                                           1993-1998) and foreign exchange
                                                           currency and option trader (1988-1995).




Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2001^c     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.96    $11.56   $12.08    $12.07   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .61^b     .75^b    .72^b     .62      .84
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .25       .45     (.64)      .19      .16
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .86      1.20      .08       .81     1.00
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             7.48     10.93      .68      7.03     8.96
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        305       152      146       123       87
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .60       .61      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .60       .60      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.06      6.60     6.13      6.27     7.12
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   334       173      150       142      179
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

^c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Scudder Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large U.S. companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2001, the Russell 1000 Growth Index had a median market capitalization of $3.6 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

Based on the above analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The managers intend to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may at times not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    3.58       14.62      -4.62       32.97      21.63      21.34       15.10      37.12      -19.06     -22.34
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998

2002 Total Return as of March 31: -2.14%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -22.34                 3.78                 8.29

Index 1                      -20.42                 8.27                10.79

Index 2                      -11.87                10.70                12.94
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 2: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                                       Jesse Stuart
  CFA, Managing Director of Deutsche Asset              Senior Vice President of Deutsche Asset
  Management and Co-Manager of the portfolio.           Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1983 and        o Joined Deutsche Asset Management in 1996 and
     the portfolio in 2002.                                the portfolio in 2002.
   o Over 21 years of investment industry experience.    o Over 6 years of investment industry
   o MBA, Wharton Business School, University of           experience.
     Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001    2000^a     1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $30.12    $40.54    $29.57    $30.01   $33.71
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .03^b    (.01)^b   (.01)^b    .07      .12
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.75)    (6.81)    10.98      4.59     4.48
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.72)    (6.82)    10.97      4.66     4.60
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.03)        --       --      (.10)    (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.31)    (3.60)       --     (5.00)   (8.10)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                         (.01)       --        --        --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.35)    (3.60)       --     (5.10)   (8.30)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $21.05    $30.12    $40.54    $29.57   $30.01
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (22.34)   (19.06)    37.12     15.10    21.34
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       420       583       738       629      563
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .63       .65       .66       .66      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .13      (.03)     (.04)      .28      .42
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   73        65        87       109      170
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder High Yield Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, the portfolio generally invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 80% of total assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Because the economy has a strong impact on corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o    currency fluctuations could cause foreign investments to lose value

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

   17.75       19.99      -2.24       17.40      14.06      11.61       1.45        2.15      -8.68       2.63
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 10.85%, Q1 1992                   Worst Quarter: -6.66%, Q3 1998

2002 Total Return as of March 31: 1.72%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          2.63                 1.63                 7.20

Index 1                      19.33                 9.61                11.74

Index 2                       6.16                 3.20                 7.88
--------------------------------------------------------------------------------

Index 1: Salomon Smith Barney Long-Term High Yield Bond Index, a measure of the total return of high yield bond issues with a par value of at least $50 million and a remaining maturity of at least ten years.

Index 2: CSFB High Yield Index (formerly DLJ High Yield Index), an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by S&P and Moody's.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Andrew Cestone                                        Harry Resis, Jr.
  Director of Deutsche Asset Management and             Managing Director of Deutsche Asset Management
  Co-Manager of the portfolio.                          and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 and        o Joined Deutsche Asset Management in 1988 to
     the portfolio in 2002.                                direct the fixed income department's taxable
   o Prior to that, investment analyst, Phoenix            fixed-income trading.
     Investment Partners, from 1997 to 1998; prior       o Over 34 years of investment industry
     to that, credit officer, asset based lending          experience.
     group, Fleet Bank, from 1995 to 1997.               o Joined the portfolio in 1992.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Yield Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001^a     2000^b    1999^b     1998^b    1997^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 9.16    $11.46   $12.27    $12.96   $12.81
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .84^c    1.14^c   1.22^c    1.06     1.16
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (.59)    (2.04)    (.93)     (.85)     .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .25      (.90)     .29       .21     1.35
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (1.28)    (1.40)   (1.10)     (.90)   (1.20)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (1.28)    (1.40)   (1.10)     (.90)   (1.20)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.13    $ 9.16   $11.46    $12.27   $12.96
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             2.63     (8.68)    2.15      1.45    11.61
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        335       309      396       442      391
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .70       .68      .67       .65      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    9.89     11.23    10.40      9.36     9.20
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    77        54       42        74       90
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c   Based on average shares outstanding during the period.

Scudder International Select Equity Portfolio formerly Scudder International Research Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio seeks to achieve its investment objective by investing in a focused list of approximately 40 stocks that the portfolio managers believe have the greatest upside potential on a rolling 12 month basis. The portfolio managers use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index, such as Germany, Australia, Singapore and Japan. The portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

To further narrow the pool of potential stocks, the managers use bottom-up analysis, looking for companies that seem poised for business improvement, whether through a rebound in their markets, a change in business strategy or other factors.

The managers also draw on fundamental investment research to assemble the portfolio, looking at earnings, management and other factors of the qualifying stocks. Additionally, the managers assess the economic outlooks for various industries and the risk characteristics and potential volatility of each stock.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes. The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The portfolio will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 20% of net assets in investment-grade debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When foreign stock prices fall, you should expect the value of your investment to fall as well. To the extent that the portfolio emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons that include political and economic uncertainties, less liquid securities markets and a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o a bond could fall in credit quality, go into default or be paid off earlier than expected, which could hurt the portfolio's performance

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a diversified international portfolio whose strategy focuses on the advisor's top research recommendations.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

     32.79      -3.59       12.83      16.49       9.46       10.02      45.71      -20.49     -24.43
---------------------------------------------------------------------------------------------------------
      1993       1994       1995        1996       1997       1998        1999       2000       2001
---------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2002 Total Return as of March 31: 0.76%

Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 1/6/92
                             1 Year              5 Years           Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A        -24.43                 1.07                 5.84

Index                       -21.44                 0.89                 4.46*
--------------------------------------------------------------------------------

Index: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

*   Since 12/31/1991

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Elizabeth van Caloen                      Alicia Damley                            Ahmad Zuaiter
  Managing Director of Deutsche Asset       CFA, Vice President of Deutsche Asset    Vice President of Deutsche Asset
  Management and Co-Manager of the          Management and Co-Manager of the         Management and Co-Manager of the
  portfolio.                                portfolio.                               portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management       o Joined Deutsche Asset Management
     1987 and the portfolio in 2001.           in 2001 and the portfolio in 2002.       in 2000 and the portfolio in 2002.
   o Responsible for Japanese research,      o Global equity analyst specializing     o Global research analyst
     focusing on consumer goods, retail        in European insurance stocks.            responsible for Middle East and
     and pharmaceutical companies.           o Prior to that, DuPont Capital            North Africa Region.
   o MA, Indiana University.                   Management, portfolio analyst in       o Prior to that, EFG-Hermes,
   o MA, Princeton University.                 international equities; Deloitte         Manager, Regional & GDR Trading;
   o MBA, New York University.                 Touche Tohmatsu; analyst of global       Arabian General Investment
                                               financial services companies.            Corporation, portfolio manager,
                                             o MBA, University of Toronto.              Capital Markets; Merrill Lynch &
                                             o Chartered Accountant (U.S. CPA           Company, Inc., Associate
                                               equivalent).                             International Equity Trading.
                                                                                      o MBA, Harvard Business School.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. rior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder International Select Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.73    $21.45   $17.00    $16.15   $15.64
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .05^b     .08^b    .07^b     .17      .11
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.46)    (3.90)    6.73      1.48     1.30
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.41)    (3.82)    6.80      1.65     1.41
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.10)       --     (.20)     (.20)    (.20)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (1.98)    (2.90)   (2.15)     (.60)    (.70)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.08)    (2.90)   (2.35)     (.80)    (.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 9.24    $14.73   $21.45    $17.00   $16.15
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (24.43)   (20.49)   45.71     10.02     9.46
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        121       179      252       213      200
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .92       .84      .94       .93      .91
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .44       .47      .40       .96      .71
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   145        87      136        90       79
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder Investment Grade Bond Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income.

The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of the top four grades of credit quality.

The portfolio can buy many types of income-producing securities, among them corporate bonds, U.S. government and agency bonds, high quality commercial paper, obligations of the Canadian government or its instrumentalities (payable in U.S. dollars), bank certificates of deposit of domestic or Canadian chartered banks with deposits in excess of $1 billion and cash and cash equivalents. Generally, the portfolio invests in U.S. bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio managers use independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The managers also consider valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Credit Quality Policies

Although the portfolio invests primarily in bonds of the top four grades of credit quality, it could invest up to 20% of net assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. Changes in interest rates will also affect the portfolio's yield: when rates fall, the portfolio's yield tends to fall as well.

Because the economy affects corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want exposure to the corporate bond market through a diversified investment portfolio that seeks high current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

     9.04       7.93       -2.06       9.90       5.71
-----------------------------------------------------------
     1997       1998        1999       2000       2001
-----------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 3.87%, Q4 2000                    Worst Quarter: -1.23%, Q2 1999

2002 Total Return as of March 31: -0.83%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/1/96
                              1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A           5.71                 6.01               5.94
Index                          8.50                 7.37               7.59*
--------------------------------------------------------------------------------

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

*    Since 4/30/1996

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  David Baldt                                  Daniel Taylor                              Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche Asset      Managing Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the           Management and Consultant to the
  portfolio.                                   portfolio.                                 portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
     1989 and the portfolio in 2002.              1998 and the portfolio in 2002.            1991 and the portfolio in 2002.
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income              o Over 12 years of investment industry
     Income Fund Group.                           portfolio manager, asset-backed            experience.
                                                  securities analyst and senior credit     o Head of Emerging Market Debt for
  J. Christopher Gagnier                          analyst, CoreStates Investment             London Fixed Income and responsible
  Director of Deutsche Asset Management and       Advisors, from 1992 to 1998.               for coordinating research into
  Co-Manager of the portfolio.                                                               Continental European Markets and
   o Joined Deutsche Asset Management in        Thomas Flaherty                              managing global fixed income,
     1997 and the portfolio in 2002.            Director of Deutsche Asset Management        balanced and cash based portfolios:
   o Prior to that, portfolio manager,          and Co-Manager of the portfolio.             London.
     Paine Webber (1984-1997).                  o Joined Deutsche Asset Management in
   o Analyst specializing in asset-backed         1995 and the portfolio in 2002.         Timothy Vile
     securities and government investments.     o Analyst specializing in corporate       Director of Deutsche Asset Management
                                                  bonds and mortgages.                    and Consultant to the portfolio.
  Gary Bartlett                                                                            o Joined Deutsche Asset Management in
  CFA, Director of Deutsche Asset              Andrew Cestone                                1991 with 6 years that included
  Management and Co-Manager of the             Director of Deutsche Asset Management         portfolio manager for fixed income
  portfolio.                                   and Co-Manager of the portfolio.              portfolios at Equitable Capital
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in        Management.
     1992 and the portfolio in 2002.              1998 and the portfolio in 2002.          o Portfolio manager for Enhanced Fixed
   o Analyst specializing in taxable            o Prior to that, Investment Analyst,         Income: London.
     municipal and government investments.        Phoenix Investment Partners, from        o Joined the portfolio in 2002.
   o MBA, Drexel University.                      1997 to 1998. Prior to that, Credit
                                                  Officer, asset based lending group,
  Warren Davis                                    Fleet Bank, from 1995 to 1997.
  Director of Deutsche Asset
  Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in
     1995 and the portfolio in 2002.
   o Analyst specializing in mortgage-
     and asset-backed securities.
   o MBA, Drexel University.
   o Analyst specializing in asset-backed
     securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Investment Grade Bond Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                  2001^c     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.45    $11.00   $11.65    $11.18   $10.36
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .62^b     .69^b    .60^b     .32      .66
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .01^d     .36     (.85)      .55      .26
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .63      1.05     (.25)      .87      .92
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.60)     (.60)    (.30)     (.30)    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.10)     (.10)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.60)     (.60)    (.40)     (.40)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.48    $11.45   $11.00    $11.65   $11.18
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.71      9.90    (2.06)     7.93     9.04
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        134        78       71        52       16
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .64       .68      .65       .67      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .64       .67      .65       .67      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.46      6.36     5.42      5.50     6.23
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   176       311      131       130      311
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

^c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

Scudder Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the U.S. government, corporations and municipalities. The portfolio typically invests more than 25% of net assets in government securities and instruments issued by domestic breaks. However, everything the portfolio buys must meet the rules for money market fund investments (see below).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market portfolios are generally considered to have lower risks than other types of mutual fund portfolios. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important factor affecting the portfolio's performance is market interest rates. The portfolio's yield tends to reflect current short-term interest rates, which means that when these rates decline, the portfolio's yield generally declines as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o over time, inflation may erode the real value of an investment in the portfolio

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    3.43        2.85       3.95       5.66        5.03       5.25       5.15        4.84       6.10       3.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.51%, Q4 2001

2002 Total Return as of March 31: 0.34%


Average Annual Total Returns (%) as of 12/31/2001

                               1 Year             5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A            3.75                5.01                4.59
--------------------------------------------------------------------------------

7-day yield as of December 31, 2001: 1.58%


The Portfolio Manager

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                      .037      .059     .050      .050     .050
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .037      .059     .050      .050     .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.037)    (.059)   (.050)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.037)    (.059)   (.050)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             3.75      6.10     4.84      5.15     5.25
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        671       279      231       152      100
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .55       .58      .54       .54      .55
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    3.39      5.94     4.77      5.02     5.14
---------------------------------------------------------------------------------------------------------------------------

Scudder New Europe Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in European common stocks and other equities (equities that are traded mainly on European markets or are issued by companies that are based in Europe or do more than half of their business there). The portfolio generally focuses on common stocks of companies in the more established markets of Western and Southern Europe such as Finland, Germany, France, Italy, Spain and Portugal.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with new or dominant products or technologies, among other factors.

Growth orientation. The managers look for stocks that seem to offer the potential for sustainable above-average growth of revenues or earnings relative to each stock's own market and whose market prices are reasonable in light of their potential growth.

Top-down analysis. The managers consider the outlook for economic, political, industrial and demographic trends and how they may affect various countries, sectors and industries represented.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio will normally sell a stock when it has reached a target price, the managers believe other investments offer better opportunities or when adjusting its exposure to a given country or industry.

Other Investments

The portfolio may invest up to 20% of total assets in European debt securities of any credit quality, including junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how European stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When European stock prices fall, you should expect the value of your investment to fall as well.

The fact that the portfolio focuses on a single geographical region could affect portfolio performance. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments. Foreign stocks may at times be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o    growth stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o bond investments could be hurt by rising interest rates or declines in credit quality

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who seek long-term growth and want to gain exposure to Europe's established markets.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper International Growth and Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

         14.09      -6.17      -29.86
-----------------------------------------
          1999       2000       2001
-----------------------------------------

For the periods included in the bar chart:

Best Quarter: 10.04%, Q4 1999                   Worst Quarter: -17.24%, Q1 2001

2002 Total Return as of March 31: -1.21%

Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/5/98
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                              -29.86                       -9.84

Index 1                                -21.44                      -3.17*

Index 2**                              -19.90                      -3.09*
--------------------------------------------------------------------------------

Index 1: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Index 2: The MSCI Europe Equity Index, an unmanaged index that is generally representative of the equity securities of the European markets.

*   Since 4/30/1998

** The portfolio seeks long-term capital appreciation through investment in European common stocks and other equities. In light of this, the portfolio's investment advisor believes that is more appropriate to measure the portfolio's performance against the MSCI Europe Equity Index than against the EAFE Index.

In the bar chart, total returns for 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Joseph Axtell*                            Joerg Breedveld+                        Katrina Mitchell+
  CFA, Vice President of Deutsche Asset     Managing Director of Deutsche Asset     Director of Deutsche Asset Management
  Management and Portfolio Manager of       Management and Consultant to the        and Consultant to the portfolio.
  the portfolio.                            portfolio.                               o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management        in 1993 as a Graduate Trainee.
     2001 and the portfolio in 2002.           in 1991 as a portfolio manager,       o Portfolio manager for European
   o Senior analyst at Merrill Lynch           previously serving as investment        Equity and European ex-U.K. &
     Investment Managers for the               advisor and financial analyst for       Euroland Equity and member of the
     international equity portion of a         German equities within Deutsche         European Equity local research
     global balanced portfolio                 Bank Research.                          team: London.
     (1996-2001).                            o Joined the portfolio in 2002.         o Joined the portfolio in 2002.
   o Director, International Research at     o Head of global portfolio
     PCM International (1989-1996).            selection team for Europe ex-U.K.    Nigel Ridge+
   o Associate Manager, structured debt        and Euroland Equities, member of     Director of Deutsche Asset Management
     and equity group at Prudential            European portfolio selection         and Consultant to the portfolio.
     Capital Corporation (1988-1989).          team, European Mid-Cap Equity         o Joined Deutsche Asset Management
   o Analyst at Prudential-Bache Capital       analyst and portfolio manger for        in 1994 after 6 years at Schroder
     Funding in London (1987-1988).            German and Europe                       Investment Management.
   o Equity analyst in the health care         Equities: Frankfurt.                  o Portfolio manager for U.K. Equity,
     sector at Prudential Equity                                                       European Equity, European ex U.K.
     Management Associates (1985-1987).     Michael Schmidt+                           & Euroland Equity and U.K. Blue
                                            CFA, Director of Deutsche Asset            Chip Fund and member of U.K. and
  Alexander (Sandy) Black+                  Management and Consultant to the           European Equity local research
  Managing Director of Deutsche Asset       portfolio.                                 teams: London.
  Management and Consultant to the           o Joined Deutsche Asset Management      o Joined the portfolio in 2002.
  portfolio.                                   in 1994 after 2 years of
   o Joined Deutsche Asset Management in       experience as a trainee for
     1994 and the portfolio in 2002.           Deutsche Bank, Inglostadt.
   o Head of European Equity portfolio       o Joined the portfolio in 2002.
     selection team, portfolio manager       o Head of global equity research
     Europe ex-U.K. & Euroland Equity,         team for Telecom Services sector
     and head of European Equity local         and portfolio manager for
     research team: London.                    European Equity and European
   o MA, Cambridge University.                 ex-U.K. & Euroland
                                               Equity: Frankfurt.
                                             o Hochschule fuer Bankwirtschaft
                                               (private banking college),
                                               Germany.

* After the implementation of the subadvisory relationship with Deutsche Asset Management Investment Services Ltd., will no longer serve as Portfolio Manager of the portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the portfolio's advisor. After the interim period, will serve as a Co-Manager of the portfolio.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2000, the portfolio was named Kemper International Growth and Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder New Europe Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                          2001     2000^a    1999^a     1998^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $ 9.65    $10.35   $ 9.12    $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                               .04^c     .31^c    .13^c     .03
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                (2.89)     (.95)     1.15     (.91)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                  (2.85)     (.64)     1.28     (.88)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                              (.20)     (.03)     (.05)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                        --      (.03)       --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                               (.20)      (.06)     (.05)      --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $ 6.60    $ 9.65    $10.35   $ 9.12
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)^d                                                                 (29.86)    (6.17)    14.09    (8.80)**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                 23        13         7        3
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                      2.47      2.65      4.30    19.55*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                       1.12      1.14      1.10     1.13*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                             .51      3.14      1.44     1.13*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                           237       105       146      100*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from May 5, 1998 (commencement of operations) to December 31, 1998.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**  Not annualized

Scudder Small Cap Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2001, the Russell 2000 Growth Index had a median market capitalization of $4.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

       30.07      28.04      34.20       18.37      34.56      -10.71     -28.91
------------------------------------------------------------------------------------
       1995        1996       1997       1998        1999       2000       2001
------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2002 Total Return as of March 31: -6.94%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/2/94
                             1 Year              5 Years           Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A         -28.91                 6.33                11.81
Index 1                       -9.23                 2.87                 7.21*
Index 2                        2.49                 7.52                10.54*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

*   Since 4/30/1994

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Sewall Hodges                                Peter Chin                                 Roy McKay
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche         CFA, Managing Director of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of the     Asset Management and Co-Manager of the
  portfolio.                                   portfolio.                                 portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
     1995 and the portfolio in 2002.              1973 and the portfolio in 2002.            1988 and the portfolio in 2002.
   o Over 24 years of investment industry       o Over 33 years of investment industry     o Over 36 years of investment industry
     experience.                                  experience.                                experience.
   o MBA, Wharton Business School,              o MBA, Columbia University Graduate        o MBA, Wharton Business School,
     University of Pennsylvania.                  School of Business.                        University of Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001     2000^a     1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $21.64   $26.54    $19.71    $19.69   $16.77
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                              (.02)^b   (.09)^b   (.06)^b     --      .04
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.27)    (2.01)     6.89      3.42     4.88
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.29)    (2.10)     6.83      3.42     4.92
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --       --        --         --    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.52)    (2.80)      --      (3.40)   (1.90)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                         (.03)       --       --         --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.55)    (2.80)      --      (3.40)   (2.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.80    $21.64    $26.54    $19.71   $19.69
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (28.91)   (10.71)    34.56     18.37    34.20
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        232      301       264       208      137
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .68      .72       .71       .70      .71
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.12)    (.34)     (.30)     (.01)      .20
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   143      124       208       276      330
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder Strategic Income Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current return.

The portfolio invests mainly in bonds issued by U.S. and foreign corporations and governments. The portfolio may invest up to 50% of total assets in foreign bonds, including emerging market issuers.

In deciding which types of securities to buy and sell, the portfolio managers evaluate each major type of security the portfolio invests in -- U.S. junk bonds, investment-grade corporate bonds, emerging markets securities, foreign government bonds and U.S. government and agency securities. The managers typically consider a number of factors, including the relative attractiveness of different types of securities, the potential impact of interest rate movements, the outlook for various types of foreign bonds (including currency considerations) and the relative yields and risks of bonds of various maturities.

The managers may shift the proportions of the portfolio's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the issuers and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, the main risk factor will vary depending on the portfolio's weighting of various types of securities. To the extent that the portfolio invests in junk bonds, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. This may affect a company, an industry or the high yield market as a whole.

To the extent that the portfolio invests in higher quality bonds, a major factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Foreign securities tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. To the extent the portfolio emphasizes emerging markets where these risks are greater, it takes on greater risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o    currency fluctuations could cause foreign investments to lose value

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors looking for a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks, and who can accept risk of loss of principal, may want to invest in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in effect.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

         10.98      -5.85       2.57       5.23
----------------------------------------------------
         1998        1999       2000       2001
----------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.35%, Q3 1998                    Worst Quarter: -3.33%, Q2 1999

2002 Total Return as of March 31: 0.97%

Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/1/97
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                               5.23                        3.24

Index 1                                -0.99                       3.44*

Index 2                                 8.50                       7.78*
--------------------------------------------------------------------------------

Index 1: The Salomon Smith Barney World Government Bond Index, an unmanaged index comprised of government bonds from 18 developed countries (including the U.S.) with maturities greater than one year.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

*   Since 4/30/1997

In the bar chart, total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1999 through 2001 would have been lower if expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Jan Faller                                           Greg Boal
  Managing Director of Deutsche Asset Management       Managing Director of Deutsche Asset
  and Lead Manager of the portfolio.                   Management and Portfolio Manager of the
   o Joined Deutsche Asset Management in 1999 and      portfolio.
     the portfolio in 2000.                             o Joined Deutsche Asset Management in 2000
   o Over 12 years of investment industry                 and the portfolio in 2002.
     experience.                                        o Previously served as senior vice president
   o PanAgora Asset Management, Bond and Currency         and director of the Fixed Income Division
     Investment Manager from 1995 to 1999.                of Chicago-based ABN AMRO Asset Management
   o MBA, Amos Tuck School, Dartmouth College.            USA; manager of the corporate bond
                                                          department at ABN AMRO from 1997 to 2000.
                                                        o MS, Finance, University of Wyoming.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Strategic Income Portfolio

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001^a    2000^b    1999^b     1998^b   1997^b,c
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 9.86    $ 9.86   $11.09    $10.29   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .48^d     .51^d    .47^d     .24      .36
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .03      (.26)   (1.10)      .86     (.07)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .51       .25     (.63)     1.10      .29
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.10)     (.25)    (.40)     (.20)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.20)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.10)     (.25)    (.60)     (.30)      --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $10.27    $ 9.86   $ 9.86    $11.09   $10.29
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.23      2.57    (5.85)     10.98    2.87**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         21         9        6         5        2
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .66      1.14     1.03      1.08     1.10*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .65      1.10     1.01      1.08     1.10*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    4.76      5.26     4.57      4.32     5.36*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    27       154      212       330      290*
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c For the period from May 1, 1997 (commencement of operations) to December 31, 1997.

^d   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Technology Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies in the technology sector. This may include companies of any size that commit at least half of their assets to the technology sector, or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are aerospace, electronics, computers/software, medicine/biotechnology, geology and oceanography.

In choosing stocks, the portfolio managers look for individual companies that have robust and sustainable earnings momentum, large and growing markets, innovative products and services and strong balance sheets, among other factors.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of net assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. The fact that the portfolio focuses on one sector increases this risk, because factors affecting this sector affect portfolio performance. For example, technology companies could be hurt by such factors as market saturation, price competition and competing technologies.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

       -21.57     -32.39
----------------------------
        2000       2001
----------------------------

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001                   Worst Quarter: -33.64%, Q3 2001

2002 Total Return as of March 31: -5.36%


Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/1/99
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A                   -32.39                      -2.21

Index 1                                -31.36                      -4.94*

Index 2                                -20.42                      -9.25*

Index 3                                -28.42                     -10.88*
--------------------------------------------------------------------------------

Index 1: JP Morgan H&Q Technology Index (formerly Hambrecht & Quist Technology Index), a market capitalization-weighted index which is composed of publicly traded stocks in approximately 275 technology companies.

Index 2: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 3: Goldman Sachs Technology Index, a modified capitalization-weighted index composed of companies involved in the technology industry.**

*   Since 4/30/1999

** The portfolio seeks growth of capital through investment in common stocks of U.S. companies in the technology sector. In light of this, the portfolio's investment advisor believes that it is more appropriate to measure the portfolio's performance against the Goldman Sachs Technology Index than against the JP Morgan H&Q Technology Index or the Russell 1000 Growth Index.

In the table, total return from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Blair Treisman                            Jonathan Wild                            Stephen Scott
  Vice President of Deutsche Asset          CA, Managing Director of Deutsche        Director of Deutsche Asset Management
  Management and Lead Manager of the        Asset Management and Consultant to       and Consultant to the portfolio.
  portfolio.                                the portfolio.                            o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management         in 1996, previously serving as
     1999 and the portfolio in 2000.           in 1996, previously serving as           team leader of Software and IT
   o Prior to that, Business Services          portfolio manager and analyst for        services, London, and
     Analyst at Salomon Smith Barney           U.K. equities specializing in the        analyst/portfolio manager, Sydney,
     (1999); Senior Research Analyst and       Telecoms sector, London, after 9         after 1 year of experience as
     Hedge Fund Manager at Midtown             years of experience as fund              credit analyst for Westpac Banking
     Research Group (1998-1999); Senior        manager for Finsbury Asset               Corporation; lecturer at
     Analyst, Small Cap Growth Equities        Management and analyst at BZW            Securities Institute of Australia.
     Group at Putnam Investments from          having previously qualified as a       o Head of global equity research
     1994-1998.                                chartered accountant at KPMG.            team for Software & Services
   o MBA, Columbia Graduate School of        o Head of global equity research           sector: New York.
     Business.                                 team for Hardware & Equipment          o Graduate diploma from Securities
                                               sector, based in New York: London.       Institute of Australia.
                                             o Joined the portfolio in 2002.          o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Technology Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                        2001    2000^a    1999^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $13.87   $17.77    $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                                                 .01      .04       .05
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                           (4.50)   (3.84)     7.72
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                             (4.49)   (3.80)     7.77
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                                         (.02)      --        --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                                   --     (.10)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                           (.02)    (.10)       --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $ 9.36   $13.87    $17.77
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                              (32.39)  (21.57)    77.70^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                           351      270        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                  .81      .82      1.19*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                   .81      .82       .94*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                        .12      .21       .60*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                       56      107        34*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Scudder Total Return Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio will normally sell a stock when it reaches a target price or when the managers believe its fundamental qualities have deteriorated.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices decline, the value of your investment is likely to decline as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a decline in bond prices and, in turn, a decline in the value of your investment. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, the relative attractiveness of stocks and bonds or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    growth stocks may be out of favor for certain periods

o    a bond could decline in credit quality or go into default

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    1.69       12.11      -9.49       25.97      16.76      19.96       15.14      14.81      -2.63       -6.09
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -8.73%, Q3 2001

2002 Total Return as of March 31: -0.49%

Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          -6.09                 7.72                 8.21
Index 1                      -11.87                10.70                12.94
Index 2                        8.50                 7.37                 7.27
Index 3                      -20.42                 8.27                10.79
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average orientation.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  William Gadsden                              Daniel Taylor                           Andrew Cestone
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche         Director of Deutsche Asset Management
  Management and Lead Manager of the           Asset Management and Portfolio          and Portfolio Manager of the portfolio.
  portfolio.                                   Manager of the portfolio.                o Joined Deutsche Asset Management in
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management        1998 and the portfolio in 2002.
     1983 and the portfolio in 2002.              in 1998 and the portfolio in 2002.    o Prior to that, investment analyst,
   o Over 21 years of investment industry       o Prior to that, fixed income             Phoenix Investment Partners, from
     experience.                                  portfolio manager, asset backed         1997 to 1998. Prior to that, credit
   o MBA, Wharton Business School,                securities analyst and senior           officer, asset based lending group,
     University of Pennsylvania.                  credit analyst, CoreStates              Fleet Bank, from 1995 to 1997.
                                                  Investment Advisors (1992-1998).
  J. Christopher Gagnier                        o Analyst specializing in              Brett Diment
  Director of Deutsche Asset Management and       asset-backed securities and          Managing Director of Deutsche Asset
  Portfolio Manager of the portfolio.             government securities.               Management and Consultant to the
   o Joined Deutsche Asset Management in                                               portfolio.
     1997 and the portfolio in 2002.           David Baldt                              o Joined Deutsche Asset Management in
   o Prior to that, portfolio manager,         CFA, Managing Director of Deutsche         1991 and the portfolio in 2002.
     Paine Webber (1984-1997).                 Asset Management and Portfolio           o Over 12 years of investment industry
   o Analyst specializing in asset-backed      Manager of the portfolio.                  experience.
     securities and government investments.     o Joined Deutsche Asset Management      o Head of Emerging Market Debt for
                                                  in 1989 and the portfolio in 2002.      London Fixed Income and responsible
  Warren Davis                                  o Chief Investment Officer of the         for coordinating research into
  Director of Deutsche Asset Management and       Fixed Income Fund Group.                Continental European Markets and
  Portfolio Manager of the portfolio.                                                     managing global fixed income,
   o Joined Deutsche Asset Management in       Thomas Flaherty                            balanced and cash based portfolios:
     1995 and the portfolio in 2002.           Director of Deutsche Asset                 London.
   o Analyst specializing in mortgage- and     Management and Portfolio Manager of
     asset-backed securities.                  the portfolio.                          Timothy Vile
   o MBA, Drexel University.                    o Joined Deutsche Asset Management     Director of Deutsche Asset Management
                                                  in 1995 and the portfolio in 2002.   and Consultant to the portfolio.
  Gary Bartlett                                 o Analyst specializing in corporate     o Joined Deutsche Asset Management in
  CFA, Director of Deutsche Asset                 bonds and mortgages.                    1991 with 6 years of investment
  Management and Portfolio Manager of the                                                 industry experience that included
  portfolio.                                   Janet Campagna                             portfolio manager for fixed income
   o Joined Deutsche Asset Management in       Managing Director of Deutsche Asset        portfolios at Equitable Capital
     1992 and the portfolio in 2002.           Management and Portfolio Manager of        Management.
   o Analyst specializing in taxable           the portfolio.                           o Portfolio manager for Enhanced Fixed
     municipal and government investments.      o Joined Deutsche Asset Management        Income: London.
   o MBA, Drexel University.                      in 1999 and the portfolio in 2002.    o Joined the portfolio in 2002.
                                                o Head of global and tactical asset
                                                  allocation.
                                                o Investment strategist and
                                                  manager of the asset
                                                  allocation strategies group
                                                  for Barclays Global Investors
                                                  from 1994 to 1999.
                                                o Over ten years of investment
                                                  industry experience.
                                                o Master's degree in Social Science
                                                  from California Institute of
                                                  Technology.
                                                o Ph.D, Political Science from
                                                  University of California at
                                                  Irvine.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001^a   2000^b   1999^b    1998^b    1997^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $25.91    $28.82   $27.35    $28.22   $28.15
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                      .61^c     .74^c    .84^c     .86      .90
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.20)    (1.40)    3.03      3.17     3.77
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (1.59)     (.66)    3.87      4.03     4.67
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.80)     (.90)    (.90)     (.90)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.95)    (1.35)   (1.50)    (4.00)   (3.70)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (1.75)    (2.25)   (2.40)    (4.90)   (4.60)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $22.57    $25.91   $28.82    $27.35   $28.22
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (6.09)    (2.63)   14.81     15.14    19.96
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       861       851      952       865      787
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .58       .61      .61       .60      .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.63      2.75     3.12      3.33     3.32
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  115       107       80        81      122
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c   Based on average shares outstanding during the period.

SVS Davis Venture Value Portfolio

formerly SVS Venture Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

The portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

The portfolio managers select common stocks of quality, overlooked growth companies at value prices and hold them for the long term. The portfolio managers look for companies with sustainable growth rates selling at modest price-earnings multiples that the portfolio managers hope will expand as other investors recognize the company's true worth. The portfolio managers believe that by combining a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks.

The portfolio managers consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns.

Other Investments

The portfolio may also invest in foreign companies and U.S. companies with smaller market capitalizations.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies. Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors with long-term goals who want a core stock investment may be interested in this portfolio.

Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.

The Portfolio Managers

The portfolio's subadvisor is Davis Selected Advisers, L.P. The portfolio managers are Christopher C. Davis and Kenneth Charles Feinberg, who have each managed the portfolio since inception. Mr. Davis is Chief Executive Officer of Davis Selected Advisers, L.P. and manages several funds advised by the firm. Mr. Davis began his investment career and joined the subadvisor in 1988. Mr. Feinberg also manages several funds advised by Davis Selected Advisers, L.P., began his investment career in 1987 and joined the subadvisor in 1994 as a research analyst.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Davis Venture Value Portfolio -- Class A

--------------------------------------------------------------------------------
                                                                        2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                 .03
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions^c   (.53)
--------------------------------------------------------------------------------
  Total from investment operations                                       (.50)
--------------------------------------------------------------------------------
Net asset value, end of period                                         $ 9.50
--------------------------------------------------------------------------------
Total Return (%)                                                        (5.00)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    109
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          1.09*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .48*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                15*
--------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b   Based on average shares outstanding during the period.

^c The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

*    Annualized

**   Not annualized

SVS Dreman Financial Services Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. This may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio manager begins by screening for financial services stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The manager then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The manager assembles the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various financial industries. The manager may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the manager's expectations.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of net assets in investment-grade debt securities.

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform, and in this case, financial services stocks. When stock prices decline, you should expect the value of your investment to decline as well. The fact that the portfolio focuses on a single sector increases this risk, because factors affecting that sector could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Similarly, because the portfolio isn't diversified and can invest a larger percentage of assets in a given stock than a diversified fund, factors affecting that stock could affect the portfolio's performance. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o the bond portion of the portfolio could be hurt by rising interest rates or declines in credit quality

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

     -5.05      27.04       -4.86
-------------------------------------
      1999       2000       2001
-------------------------------------

For the periods included in the bar chart:

Best Quarter: 22.35%, Q3 2000                   Worst Quarter: -13.07%, Q3 1999

2002 Total Return as of March 31: 3.45%


Average Annual Total Returns (%) as of 12/31/2001

                                                               Since 5/4/98
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A                   -4.86                       3.20
Index 1                                -8.95                       4.20*
Index 2                               -11.87                       2.20*
--------------------------------------------------------------------------------

Index 1: S&P Financial Index, a capitalization-weighted price-only index representing 11 financial industries and 74 financial companies.

Index 2: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*   Since 4/30/1998

In the bar chart, total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Manager

The portfolio's subadvisor is Dreman Value Management L.L.C. The following person handles the day-to-day management of the portfolio:

David Dreman
Managing Director of the subadvisor and Manager of the portfolio.
  o Began investment career in 1957.
  o Joined the portfolio in 2001.
  o Founder and Chairman, Dreman Value
    Management L.L.C. since 1977.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Financial Services Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                            2001    2000^a    1999^a    1998^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $11.53   $ 9.24    $ 9.78   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                                .14^c    .19^c     .18^c    .04
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                  (.71)    2.27      (.67)    (.26)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                    (.57)    2.46      (.49)    (.22)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                              (.13)    (.15)     (.05)      --
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                       (.05)    (.02)       --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                 (.18)    (.17)     (.05)      --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $10.78   $11.53    $ 9.24   $ 9.78
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                     (4.86)   27.04     (5.05)^d (2.20)^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                 117       66        27       16*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                        .86      .91      1.04     1.73*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                         .86      .89       .99      .99*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                             1.31     2.01      1.75     1.29*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                             22       13        13        6*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

SVS Dreman High Return Equity Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector). The portfolio focuses on stocks of large U.S. companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.4 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of sectors and industries represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

The portfolio may invest up to 20% of net assets in U.S. dollar-denominated American Depositary Receipts and in securities of foreign companies traded principally in securities markets outside the U.S.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), particularly exchange-traded stock index futures, which offer the portfolio exposure to future stock market movements without direct ownership of stocks, although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio concentrates in one or more sectors, any factors affecting those sectors could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

             -11.16     30.52       1.69

---------------------------------------------
              1999       2000       2001
---------------------------------------------

For the periods included in the bar chart:

Best Quarter: 16.94%, Q3 2000                   Worst Quarter: -12.29%, Q3 1999

2002 Total Return as of March 31: 5.92%


Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/4/98
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio-- Class A                      1.69                       5.41
Index                                  -11.87                      2.20*
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Since 4/30/1998

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Manager

The portfolio's subadvisor is Dreman Value Management L.L.C. The following people handle the day-to-day management of the portfolio:


  David Dreman                                       F. James Hutchinson
  Managing Director of the subadvisor and            Managing Director of the subadvisor and
  Co-Manager of the portfolio.                       Co-Manager of the portfolio.
   o Began investment career in 1957.                 o Began investment career in 1986.
   o Joined the portfolio in 2001.                    o Joined the portfolio in 2002.
   o Founder and Chairman, Dreman Value               o Prior to joining Dreman Value Management,
     Management L.L.C. since 1977.                      L.L.C. in 2000, associated with The Bank of
                                                        New York for over 30 years in both the
                                                        corporate finance and trust/investment
                                                        management areas, including President of
                                                        The Bank of New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman High Return Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                             2001     2000^a    1999^a   1998^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $10.77    $ 8.96   $10.28    $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                                .19^c     .26^c    .26^c     .08
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                  (.01)     2.25    (1.38)      .20
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                     .18      2.51    (1.12)      .28
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                               (.14)     (.20)    (.10)       --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                         --      (.50)    (.10)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                 (.14)     (.70)    (.20)       --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $10.81    $10.77   $ 8.96    $10.28
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                      1.69     30.52   (11.16)     2.80^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                 443       168      113        59
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                        .82       .85      .86      1.20*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                         .82       .84      .86       .87*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                             1.78      2.85     2.57      2.77*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                             16        37       24         5*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

SVS Dreman Small Cap Value Portfolio
formerly Scudder Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2001, the Russell 2000 Value Index had a median market capitalization of $414 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of U.S.
dollar-denominated American Depositary Receipts.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    21.73      -11.25       2.80       4.05       17.63
-----------------------------------------------------------
     1997       1998        1999       2000       2001
-----------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.38%, Q2 2001                   Worst Quarter: -22.47%, Q3 1998

2002 Total Return as of March 31: 13.26%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/1/96
                              1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A          17.63                 6.34               5.92

Index 1                        2.49                 7.52               7.57*

Index 2                       14.02                11.21              12.25*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

Index 2: Russell 2000 Value Index,measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forcasted growth values.

*   Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:


  David Dreman                                    Nelson Woodward
  Managing Director of the subadvisor and         Managing Director of the subadvisor and
  Co-Manager of the portfolio.                    Co-Manager of the portfolio.
   o Began investment career in 1957.              o Began investment career in 1957.
   o Joined the portfolio in 2002.                 o Joined the portfolio in 2002.
   o Founder and Chairman, Dreman Value
     Management, L.L.C. since 1977.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2001     2000^a    1999^a    1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.23    $10.85   $10.65    $12.27   $10.19
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                      .09^b     .02^b    .07^b     .09      .12
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.89       .42      .23     (1.41)    2.06
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.98       .44      .30     (1.32)    2.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --      (.06)    (.10)       --     (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --      (.30)     --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --      (.06)    (.10)     (.30)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $13.21    $11.23   $10.85    $10.65   $12.27
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           17.63      4.05     2.80    (11.25)   21.73
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       194        84       95       102       76
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .79       .82      .84       .80      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .79       .82      .83       .80      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .77       .15      .69      1.15     1.18
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   57        36       72        43       22
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

SVS Eagle Focused Large Cap Growth Portfolio

fomerly SVS Focused Large Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth through long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in the equity securities of seasoned, financially strong U.S. growth companies that are similar in size to the companies in the Russell 1000 Growth Index, which is the primary benchmark for the portfolio, (as of December 31, 2001, the Russell 1000 Growth Index had a median market capitalization of $3.6 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Growth stocks are stocks of companies with above-average earnings growth potential. The portfolio uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors. The portfolio seeks companies that have at the time of purchase one or more of the following characteristics:

o    earnings-per-share or revenue growth greater than the market average;

o a dominant company in its industry with a sustainable competitive advantage; or

o an exceptional management team with a clearly articulated vision of their company's future.

If the stock price appreciates to a level that the portfolio manager believes is not sustainable, the portfolio manager generally will sell the stock to realize the existing profits and avoid a potential price correction.

Other Investments

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company growth portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, risk factors or other matters

o    growth stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o as with any focused portfolio, there is an increased risk of volatility associated with having fewer securities than would typically be held in a more broadly diversified portfolio.

The portfolio manager's skill in choosing appropriate investments for the portfolio will determine in large part the portfolio's ability to achieve its investment goal.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

                -9.02      -17.02
-------------------------------------
                 2000       2001
-------------------------------------

For the periods included in the bar chart:

Best Quarter: 17.49%, Q4 2001                   Worst Quarter: -21.29%, Q3 2001

2002 Total Return as of March 31: -1.16%


Average Annual Total Returns (%) as of 12/31/2001

                                                               Since 10/29/99
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A                    -17.02                      -1.39
Index 1                                 -11.87                      -6.45*
Index 2                                 -20.42                     -14.16*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Russell 1000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 1000 Index.

*   Since 10/31/1999

In the bar chart, total returns for 2000 and 2001 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.


The Portfolio Manager

The portfolio's subadvisor is Eagle Asset Management, Inc. The portfolio manager is Ashi Parikh. Mr. Parikh joined Eagle Asset Management, Inc. in 1999 and has managed the portfolio since its inception. Prior to 1999, he was employed by an unaffiliated investment advisor.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Eagle Focused Large Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                                     2001     2000^a   1999^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $11.40    $12.84   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^c                                                                       (.02)     (.05)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                           (1.92)    (1.04)    2.84
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                             (1.94)    (1.09)    2.84
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions                                                   --      (.35)      --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                             --      (.35)      --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $ 9.46    $11.40   $12.84
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                              (17.02)    (9.02)^d 28.40^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                            60        28        3
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                 1.13      1.33     7.49*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                  1.11      1.02     1.10*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                       (.21)     (.37)    (.19)*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                       98       323      336*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

SVS Focus Value+Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital through a portfolio of growth and value stocks.

The portfolio normally invests at least 65% of total assets in U.S. common stocks. Although the portfolio can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). The portfolio manages risk by investing in both growth and value stocks. The portfolio seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline.

The portfolio retains two portfolio management teams dedicated to managing the growth and value portions of the portfolio, respectively. Each team focuses its investment on a core number of common stocks. Currently, it is anticipated that each team will invest in approximately 15-30 stocks.

In choosing growth stocks, the managers look for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the managers look for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as improving fundamentals and management strategy.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of growth and value stocks.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Similarly, because the portfolio isn't diversified and can invest a larger percentage of assets in a given company than a diversified portfolio, factors affecting that company could affect portfolio performance. Also, because each portfolio management team invests independently, it is possible that each team may hold the same security or both teams may favor the same industry.

It is also possible that one team may buy a security at the same time that the other team is selling it, resulting in no significant change in the overall portfolio but creating additional costs for the portfolio. Because the managers periodically rebalance the portfolio to maintain an approximately even allocation between growth and value securities, the portfolio may also incur additional costs since sales of portfolio securities may result in higher portfolio turnover.

In any given period, either growth stocks or value stocks will generally lag the other; because the portfolio invests in both, it is likely to lag any portfolio that focuses on the type of stock that outperforms during that period, and at times may lag both.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, the relative attractiveness of growth stocks and value stocks or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors with long-term goals who want to gain exposure to both growth and value stocks in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Prior to April 8, 2002, a different advisor managed the value portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

 25.47       20.17      16.52      -3.90      -14.35
--------------------------------------------------------
  1997       1998        1999       2000       2001
--------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 23.51%, Q4 1998                   Worst Quarter: -20.60%, Q3 2001

2002 Total Return as of March 31: 1.61%

Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/1/96
                              1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A         -14.35                 7.65               9.32
Index 1                      -11.87                10.70              12.12*
Index 2                      -12.45                10.50              11.82*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Russell 1000 Index, an unmanaged capitalization-weighted price only index that includes the 1000 largest capitalized U.S. companies whose common stocks are traded in the United States.

*   Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

Jennison Associates LLC is the subadvisor to the growth portion of the portfolio. The following people handle the day-to-day management:


  Spiros Segalas                               Kathleen McCarragher
   o Began investment career in 1960.           o Began investment career in 1982.
   o Joined the portfolio in 2001.              o Joined the portfolio in 2001.
   o Founder (1969), President (1993) and       o Director, Executive Vice President and
     Chief Investment Officer (1973),             Domestic Equity Investment Strategist,
     Jennison Associates.                         Jennison Associates since 1998.

Dreman Value Management, L.L.C is the subadvisor to the value portion of the portfolio. The following people handle the day-to-day management:


  David Dreman                                 F. James Hutchinson
  Lead Portfolio Manager                        o Began investment career in 1986.
   o Began investment career in 1957.           o Joined the portfolio in 2002.
   o Joined the portfolio in 2002.              o Prior to joining Dreman Value Management,
   o Founder and Chairman, Dreman Value           L.L.C. in 2000, associated with The Bank
     Management, L.L.C. since 1977.               of New York for over 30 years in both the
                                                  corporate finance and trust/investment
                                                  management areas, including President of
                                                  The Bank of New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Focus Value+Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $16.55    $18.96   $16.71    $14.25   $11.46
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .09^b     .12^b    .08^b     .08      .12
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (2.41)     (.73)    2.62      2.78     2.77
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (2.32)     (.61)    2.70      2.86     2.89
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.10)     (.10)    (.10)       --     (.10)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (1.05)    (1.70)    (.35)     (.40)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (1.15)    (1.80)    (.45)     (.40)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $13.08    $16.55   $18.96    $16.71   $14.25
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (14.35)   (3.90)    16.52     20.17    25.47
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        140       153      172       152       69
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .79       .81      .83       .78      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .79       .81      .82       .78      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .66      .46       .80      .95
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   180        39      102       102       50
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

SVS Index 500 Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks returns that, before expenses, correspond to the total return of U.S. common stocks as represented by the Standard & Poor's 500 Index (S&P 500 Index).

The portfolio seeks to match, as closely as possible before expenses, the performance of the S&P 500 Index, which emphasizes stocks and securities of large U.S. companies. It does this by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks and securities included in the S&P 500 Index.

In choosing stocks, the portfolio uses an indexing strategy. The portfolio buys the largest stocks of the S&P 500 Index in roughly the same proportion as the index. With the smaller stocks of the S&P 500 Index, the portfolio managers use a statistical process known as sampling to select stocks whose overall performance is expected to be similar to that of the smaller companies in the S&P 500 Index.

The portfolio seeks to keep the composition of its portfolio similar to the S&P 500 Index in industry distribution, market capitalization and significant fundamental characteristics (such as price-to-book ratios and dividend yields). Over the long term, the portfolio managers seek a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

The portfolio will normally sell a stock when it is removed from the S&P 500 Index or as a result of the portfolio's statistical process.

Other Investments

The portfolio may invest up to 20% of total assets in stock index futures and options, as well as short-term debt securities. The portfolio typically invests new flows of money in index futures in order to gain immediate exposure to the S&P 500 Index.

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

The portfolio's index strategy involves several risks. The portfolio could underperform the index during short periods or over the long term, either because its selection of stocks failed to track the index or because of the effects of expenses or shareholder transactions.

The portfolio's index strategy also means that it does not have the option of using defensive investments or other management actions to reduce the portfolio's exposure to a declining market.

Another factor that could affect performance is:

o    derivatives could produce disproportionate losses

This portfolio is designed for long-term investors who want a portfolio that is designed to avoid substantially underperforming the overall large-cap stock market.


"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Asset Management. SVS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. Additional information may be found in the portfolio's Statement of Additional Information.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

        -9.93      -12.05
-----------------------------
         2000       2001
-----------------------------

For the periods included in the bar chart:

Best Quarter: 10.61%, Q4 2001                   Worst Quarter: -14.96%, Q3 2001

2002 Total Return as of March 31:  0.11%

Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 9/1/99
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio-- Class A                    -12.05                       -5.90
Index                                  -11.87                      -4.64*
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

* Since 8/31/1999

In the bar chart, total returns for 2000 and 2001 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Patrick Cannon
Managing Director of Deutsche Asset Management and
Lead Manager of the portfolio.
 o Joined the portfolio in 2001.
 o Joined the advisor in 2000 after 10 years of experience in various management, trading and strategic positions at Barclays Global Investors, including principal and head of small cap equities and member of global index investment subcommittee, as quantitative asset consultant for IPAC Securities Limited and as company statistician for Johnson and Johnson Pacific.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Index 500 Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                       2001     2000^a   1999^a,c
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $ 9.78    $10.96   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                                        .08       .10      .10
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                           (1.26)    (1.18)     .86
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                             (1.18)    (1.08)     .96
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                                         (.05)     (.05)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                                   --      (.05)      --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                           (.05)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $ 8.55    $ 9.78   $10.96
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)d                                                                             (12.05)    (9.93)    9.55**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                           219       102       32
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                  .65       .88      .84*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                   .55       .54      .55*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                        .88       .90     3.72*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                       13        20        1*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

^c For the period from September 1, 1999 (commencement of operations) to December 31, 1999.

^d   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

SVS INVESCO Dynamic Growth Portfolio

formerly SVS Dynamic Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

The portfolio is actively managed and invests primarily in common stocks of mid-sized companies. The portfolio defines mid-sized companies as companies that are included in the Russell Mid-Cap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. At January 31, 2002, the smallest company in the Index had a market capitalization of $174 million and the largest company had a market capitalization of $1.7 billion. The portfolio also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities and bonds.

The core of the portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors.

The portfolio's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the portfolio's investments are usually bought and sold relatively frequently.

While the portfolio generally invests in mid-size companies, it sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies and the price of portfolio shares tends to fluctuate more than it would if the portfolio invested in the securities of larger companies.

Other Investments

While the portfolio invests mainly in U.S. securities, it could invest up to 25% of total assets in foreign securities. Securities of Canadian Issuers and American Depository Receipts are not subject to this 25% limitation.

Although the manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small and mid-size company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Stocks of mid-size companies tend to be more volatile than stocks of larger companies, in part because mid-size companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it might be hard to value some investments or to get an attractive price for them

Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.

The Portfolio Manager

The portfolio's subadvisor is INVESCO. The portfolio manager is Timothy J. Miller. Mr. Miller is Chief Investment Officer, a director and senior vice president of INVESCO. Mr. Miller joined INVESCO in 1992 and has managed the portfolio since its inception.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS INVESCO Dynamic Growth Portfolio -- Class A

------------------------------------------------------------------------------------------------------
                                                                                             2001^a
------------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                        $10.00
------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                                     (.02)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions^d                       (1.18)
------------------------------------------------------------------------------------------------------
  Total from investment operations                                                           (1.20)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $ 8.80
------------------------------------------------------------------------------------------------------
Total Return (%)^c                                                                          (12.00)**
------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                          23
------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                               1.97*
------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                1.30*
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                     (.40)*
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                     40*
------------------------------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

^d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

*    Annualized

**   Not annualized

SVS Janus Growth And Income Portfolio

formerly SVS Growth And Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth and current income.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If the portfolio is unable to find such investments, much of the portfolio's assets may be in cash or similar investments.

The portfolio normally emphasizes investments in equity securities. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities the portfolio manager believes have income potential.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities have the potential to appreciate in value. The portfolio manager generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

The portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities may provide better returns than the yields then available or expected on income-producing securities, the portfolio will place a greater emphasis on the growth component of its holdings.

The growth component of the portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

The income component of the portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the portfolio if they currently pay dividends or if the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, risk factors or other matters

o    debt securities may be subject to interest rate risk and credit risk

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

                   -9.18      -12.28
----------------------------------------
                    2000       2001
----------------------------------------

For the periods included in the bar chart:

Best Quarter: 8.25%, Q4 2001                    Worst Quarter: -13.64%, Q3 2001

2002 Total Return as of March 31: -0.11%


Average Annual Total Returns (%) as of 12/31/2001

                                                               Since 10/29/99
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A                   -12.28                       -3.97

Index                                  -11.87                      -6.45*
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Since 10/31/99

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Manager

The portfolio's subadvisor is Janus Capital Management LLC ("Janus") (formerly, Janus Capital Corporation). The portfolio manager is David Corkins. Mr. Corkins joined Janus in 1995 and has managed the portfolio since its inception.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Janus Growth And Income Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                                     2001^e   2000^a   1999^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $10.40   $11.49    $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^c                                                                        .08      .12        --
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                           (1.36)   (1.16)     1.49
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                             (1.28)   (1.04)     1.49
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                                         (.07)      --        --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                                   --     (.05)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                           (.07)    (.05)       --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $ 9.05   $10.40    $11.49
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                              (12.28)   (9.18)^d  14.93^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                           179      104        16
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                 1.05     1.10      2.58*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                  1.05     1.01      1.10*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                        .90     1.07      (.05)*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                       48       39        53*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

^e As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses by $.01 and decrease the ratio of net investment income to average net assets from .92% to .90%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

*    Annualized

**   Not annualized

SVS Janus Growth Opportunities Portfolio formerly SVS Growth Opportunities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks for companies with earnings growth potential one at a time. If the portfolio is unable to find investments with earnings growth potential, a significant portion of the portfolio's assets may be in cash or similar investments.

The portfolio invests primarily in equity securities selected for their growth potential. Although the portfolio can invest in companies of any size, it generally invests in larger, more established companies.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities will appreciate in value. The portfolio manager generally seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the portfolio.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, risk factors or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

      -11.42     -23.76
---------------------------
       2000       2001
---------------------------

For the periods included in the bar chart:

Best Quarter: 14.89%, Q4 2001                   Worst Quarter: -25.46%, Q3 2001

2002 Total Return as of March 31: -3.18%


Average Annual Total Returns (%) as of 12/31/2001

                                                              Since 10/29/1999
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio-- Class A                    -23.76                      -10.43
Index                                  -11.87                      -6.45*
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Since 10/31/1999

In the bar chart, total returns for 2000 and 2001 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.


The Portfolio Manager

The portfolio's subadvisor is Janus Capital Management LLC ("Janus") (formerly, Janus Capital Corporation). The portfolio manager is Marc Pinto. Mr. Pinto joined Janus in 1994 and has managed the portfolio since its inception.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Janus Growth Opportunities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                      2001     2000^a   1999^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $10.31    $11.64   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^c                                                                       (.03)     (.02)       --
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                           (2.42)    (1.31)    1.64
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                             (2.45)    (1.33)    1.64
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $ 7.86    $10.31   $11.64
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                              (23.76)   (11.42)d  16.43^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                           164       139       17*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                 1.11      1.06     2.60*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                  1.10      1.01     1.10*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                       (.31)     (.20)    (.34)*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                       34        14        1*
---------------------------------------------------------------------------------------------------------------------------


^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

SVS Oak Strategic Equity Portfolio
formerly SVS Strategic Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities. The portfolio invests primarily in common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion). In selecting investments, the portfolio manager chooses stocks of companies which he believes have above-average growth potential at attractive prices. The portfolio manager's investment process begins with a top-down analysis of industry sectors that he believes have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. The portfolio manager then focuses on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies' fundamental values, such as earnings growth potential and the quality of corporate management. The portfolio manager buys and holds companies for the long-term and seeks to keep portfolio turnover to a minimum.

Other Investments

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.

The Portfolio Manager

The portfolio's subadvisor is Oak Associates, Ltd. The portfolio manager is James D. Oelschlager. Mr. Oelschlager began his investment career in 1970 and founded Oak Associates, Ltd. in 1985. Mr. Oelschlager has managed the portfolio since its inception.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Oak Strategic Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2001^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                             $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                                                          (.02)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                                              (2.38)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                                (2.40)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                   $ 7.60
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)^c                                                                                              (24.00)**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                               44
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                                    1.44*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                                     1.15*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                                         (.43)*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                                          3*
---------------------------------------------------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

SVS Turner Mid Cap Growth Portfolio
formerly SVS Mid Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio pursues its objective by investing in common stocks and other equity securities of U.S. companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential. The portfolio will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Mid Cap Growth Index. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Portfolio exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the portfolio's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index (as of December 31, 2001, the Index had a median market capitalization of $2.7 billion). The portfolio managers generally look for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth prospects. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.

In focusing on companies with strong earnings growth potential, the portfolio managers engage in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small and mid-size company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Stocks of mid-size companies tend to be more volatile than stocks of larger companies, in part because mid-size companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o at times, it might be hard to value some investments or to get an attractive price for them

Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.

The Portfolio Managers

The portfolio's subadvisor is Turner Investment Partners, Inc. The portfolio managers are Christopher K. McHugh, William C. McVail and Robert E. Turner, who have each managed the portfolio since its inception. Mr. McHugh began his investment career in 1986 and joined the subadvisor when it was founded in 1990. Mr. McHugh is a principal at Turner Investment Partners, Inc. Mr. McVail began his investment career in 1988 and joined Turner Investment Partners, Inc. in 1998 after serving as a portfolio manager at PNC Equity Advisors. Mr. Turner began his investment career in 1981 and is the founder, chairman and Chief Investment Officer of Turner Investment Partners, Inc.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Turner Mid Cap Growth Portfolio -- Class A

--------------------------------------------------------------------------------------------------
                                                                                        2001^a
--------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                   $10.00
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:                                                (.04)
  Net investment income (loss)^b
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactionsd                   (1.14)
--------------------------------------------------------------------------------------------------
  Total from investment operations                                                      (1.18)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $ 8.82
--------------------------------------------------------------------------------------------------
Total Return (%)^c                                                                     (11.80)**
--------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                     48
--------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                          1.82*
--------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                           1.30*
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                (.76)*
--------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                               205*
--------------------------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

^d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Blue Chip Portfolio

Scudder Global Blue Chip Portfolio

Scudder Government Securities Portfolio

Scudder High Yield Portfolio

Scudder Investment Grade Bond Portfolio

Scudder New Europe Portfolio

Scudder Small Cap Growth Portfolio

Scudder Technology Growth Portfolio

SVS Dreman Financial Services Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

SVS Eagle Focused Large Cap Growth Portfolio

SVS Index 500 Portfolio

SVS Oak Strategic Equity Portfolio

SVS Turner Mid Cap Growth Portfolio

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end (annualized for the portfolios with less than 12 months of operation), as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Aggressive Growth Portfolio                                 0.75%

Scudder Blue Chip Portfolio                                         0.65%

Scudder Contrarian Value Portfolio                                  0.75%

Scudder Global Blue Chip Portfolio                                  1.00%

Scudder Government Securities Portfolio                             0.55%

Scudder Growth Portfolio                                            0.60%

Scudder High Yield Portfolio                                        0.60%

Scudder International Select Equity Portfolio                       0.75%

Scudder Investment Grade Bond Portfolio                             0.60%

Scudder Money Market Portfolio                                      0.50%

Scudder New Europe Portfolio                                       0.22%+

Scudder Small Cap Growth Portfolio                                  0.65%

Scudder Strategic Income Portfolio                                  0.65%

Scudder Technology Growth Portfolio                                 0.74%

Scudder Total Return Portfolio                                      0.55%

SVS Davis Venture Value Portfolio                                  0.95%*

SVS Dreman Financial Services Portfolio                             0.75%

SVS Dreman High Return Equity Portfolio                             0.75%

SVS Dreman Small Cap Value Portfolio                                0.75%

SVS Eagle Focused Large Cap Growth Portfolio                        0.95%

SVS Focus Value+Growth Portfolio                                    0.75%

SVS Index 500 Portfolio                                             0.44%

SVS INVESCO Dynamic Growth Portfolio                              0.90%+*

SVS Janus Growth And Income Portfolio                               0.95%

SVS Janus Growth Opportunities Portfolio                            0.95%

SVS Oak Strategic Equity Portfolio                                0.89%+*

SVS Turner Mid Cap Growth Portfolio                               0.98%+*
--------------------------------------------------------------------------------

+ Reflecting the effect of expense limitations and/or fee waivers then in effect.

*    Annualized effective rate.

By contract, the total annual operating expenses of the below portfolios are capped, as a percentage of each portfolio's average daily net assets, until April 30, 2003:

Portfolio Name                                                Expense Rate
--------------------------------------------------------------------------------

Scudder Aggressive Growth Portfolio                              0.95%

Scudder Blue Chip Portfolio                                      0.95%

Scudder Contrarian Value Portfolio                               0.80%

Scudder Global Blue Chip Portfolio                               1.56%

Scudder Investment Grade Bond Portfolio                          0.80%

Scudder New Europe Portfolio                                     1.12%

Scudder Strategic Income Portfolio                               1.05%

Scudder Technology Growth Portfolio                              0.95%

SVS Davis Venture Value Portfolio                                1.15%

SVS Dreman Financial Services Portfolio                          0.99%

SVS Dreman High Return Equity Portfolio                          0.87%

SVS Dreman Small Cap Value Portfolio                             0.84%

SVS Eagle Focused Large Cap Growth Portfolio                     1.15%

SVS Focus Value+Growth Portfolio                                 0.84%

SVS Index 500 Portfolio                                          0.55%

SVS INVESCO Dynamic Growth Portfolio                             1.30%

SVS Janus Growth And Income Portfolio                            1.15%

SVS Janus Growth Opportunities Portfolio                         1.15%

SVS Oak Strategic Equity Portfolio                               1.15%

SVS Turner Mid Cap Growth Portfolio                              1.30%
--------------------------------------------------------------------------------


Effective April 5, 2002, SVS Index 500 Portfolio pays the advisor a graduated investment management fee based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets                                    Fee Rate
--------------------------------------------------------------------------------
On the first $250 million                                    0.370%

On the next $250 million                                     0.330%

On the next $500 million                                     0.310%

On the next $1.5 billion                                     0.295%

Over $2.5 billion                                            0.270%
--------------------------------------------------------------------------------

Portfolio Subadvisors

Subadvisor for Scudder New Europe Portfolio

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of the portfolio recently approved a new subadvisory agreement between the advisor and DeAMIS, One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the portfolio's advisor will seek approval from the Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio managers will become employees of DeAMIS, and act as consultants to the portfolio's advisor, under the supervision of the portfolio's advisor.

Subadvisor for SVS Davis Venture Value Portfolio

Davis Selected Advisers, L.P., 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706, is the subadvisor to SVS Davis Venture Value Portfolio. Davis Selected Advisers, L.P. began serving as investment advisor to Davis New York Venture Fund in 1969 and currently serves as investment advisor to all of the Davis Funds, and acts as advisor or subadvisor for a number of other institutional accounts including mutual funds and private accounts. DeIM pays a fee to Davis Selected Advisers, L.P. for acting as subadvisor to SVS Davis Venture Value Portfolio.

Subadvisor for SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. manages over $6.2 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio.

Effective January 18, 2002, Dreman Value Management Inc., receives a subadvisory fee at an annualized rate of 0.375% of the average daily net assets for SVS Dreman Small Cap Value Portfolio. Effective December 1, 2001, Dreman Value Management, L.L.C. receives a subadvisory fee at an annualized rate of 0.3375% of the average daily net assets for each of SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio. In addition, Dreman Value Management may receive additional fees from the advisor in the event that sales targets for the increase of assets under management are not met during specified measurement periods.

Subadvisor for SVS Eagle Focused Large Cap Growth Portfolio

Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida, is the subadvisor to SVS Eagle Focused Large Cap Growth Portfolio. As of March 31, 2002, Eagle Asset Management, Inc. manages approximately $6 billion in assets for institutional, high net worth individuals and subadvisory clients. DeIM pays a fee to Eagle Asset Management, Inc. for acting as subadvisor to SVS Eagle Focused Large Cap Growth Portfolio.

Subadvisors for SVS Focus Value+Growth Portfolio

Jennison Associates LLC, a wholly-owned subsidiary of The Prudential Insurance Company of America, located at 466 Lexington Avenue, New York, 10017, is the subadvisor to the growth portion of SVS Focus Value+Growth Portfolio. Jennison Associates was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2001, Jennison Associates managed approximately $62 billion on behalf of its clients.

DeIM pays Jennison Associates for acting as subadvisor to the "growth" portion of SVS Focus Value+Growth Portfolio at an annual rate based on the portion of the average combined daily net assets of the portfolio and Scudder Focus Value+Growth Fund (another fund advised by DeIM) subadvised by Jennison Associates as shown below:

Average Daily Net Assets                                      Fee Rate
--------------------------------------------------------------------------------
On the first $100 million                                      0.450%

On the next $400 million                                       0.400%

On the next $500 million                                       0.350%

On the next $1 billion                                         0.300%

Over $2 billion                                                0.250%
--------------------------------------------------------------------------------

Effective April 5, 2002 Dreman Value Management, L.L.C., 10 Exchange Place, Suite 2150, Jersey City, New Jersey, is the subadvisor for the value portion of SVS Focus Value+Growth Portfolio. Founded in 1977, Dreman Value Management L.L.C. manages over $6.2 billion in assets as of January 31, 2002.

DeIM pays Dreman Value Management for acting as the subadvisor to the value portion of the portfolio at an annual rate applied to the portion of the portfolio's average daily net assets subadvised by Dreman Value Management as shown below:

Average Daily Net Assets                                      Fee Rate
--------------------------------------------------------------------------------
On the first $250 million                                     0.4000%

On the next $250 million                                      0.3500%

On the next $500 million                                      0.3375%

Over $1 billion                                               0.3150%
--------------------------------------------------------------------------------

Subadvisor for SVS INVESCO Dynamic Growth Portfolio

INVESCO, located at 4350 South Monaco Street, Denver, Colorado 80237, is the subadvisor to SVS INVESCO Dynamic Growth Portfolio. INVESCO was founded in 1932 and manages, as of December 31, 2001, over $29 billion for more than 3,247,692 shareholder accounts of 46 INVESCO mutual funds. INVESCO is a subsidiary of AMVESCAP plc, an international investment management company that manages, more than $397.9 billion in assets worldwide. AMVESCAP is based in London, with money managers located in Europe, North and South America and the Far East. DeIM pays a fee to INVESCO for acting as subadvisor to SVS INVESCO Dynamic Growth Portfolio.

Subadvisor for SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio

Janus Capital Management LLC ("Janus") (formerly, Janus Capital Corporation), 100 Fillmore Street, Denver, Colorado, is the subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. They began serving as investment advisor to Janus Fund in 1970 and currently serve as investment advisor to all of the Janus Funds, act as subadvisor for a number of private-label mutual funds and provide separate account advisory services for institutional accounts. DeIM pays a fee to Janus for acting as subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio.

Subadvisor for SVS Oak Strategic Equity Portfolio

Oak Associates, Ltd. is the subadvisor to SVS Oak Strategic Equity Portfolio. Oak Associates, Ltd. has approximately $15.1 billion in assets under management. Oak Associates, Ltd.'s principal place of business is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. DeIM pays a fee to Oak Associates, Ltd. for acting as subadvisor to SVS Oak Strategic Equity Portfolio.

Subadvisor for SVS Turner Mid Cap Growth Portfolio

Turner Investment Partners, Inc., 1235 Westlakes Drive Suite 350, Berwyn, Pennsylvania, 19312 is the subadvisor to SVS Turner Mid Cap Growth Portfolio. As of December 31, 2001, Turner Investment Partners, Inc. had approximately $9.2 billion in assets under management. DeIM pays a fee to Turner Investment Partners, Inc. for acting as subadvisor to SVS Turner Mid Cap Growth Portfolio.

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio, except Scudder New Europe Portfolio and Scudder Strategic Income Portfolio, has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  ---------------------------------        = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


Except with Scudder Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from the last quoted market prices. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series II


o  Scudder Government Securities Portfolio

o  Scudder Growth Portfolio

o  Scudder Money Market Portfolio

o  SVS Dreman Small Cap Value Portfolio




Prospectus

May 1, 2002


Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.



The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolios Work                                           Your Investment in the Portfolios

  3   Scudder Government Securities Portfolio                      18   Buying and Selling Shares

  7   Scudder Growth Portfolio                                     18   How the Portfolios Calculate Share Price

 10   Scudder Money Market Portfolio                               19   Distributions

 13   SVS Dreman Small Cap Value Portfolio                         19   Taxes

 16   Other Policies and Risks

 17   Investment Advisor

 17   Portfolio Subadvisors

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o    direct obligations of the U.S. Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities.

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers or other matters

o    derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    5.92        6.48      -2.74       18.98       2.56       8.96       7.03        0.68      10.93       7.48
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992

2002 Total Return as of March 31: 0.73%


Average Annual Total Returns (%) as of 12/31/2001

                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A          7.48                6.96                 6.48

Index                         8.25                7.49                 7.22
------------------------------------------------------------------------------

Index: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 2000 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Scott Dolan                                           Sean McCaffrey
  Senior Vice President of Deutsche Asset Management    CFA, Managing Director of Deutsche Asset
  and Lead Manager of the portfolio.                    Management and Portfolio Manager of the
   o Joined Deutsche Asset Management in 1989 and       portfolio.
     the portfolio in 1998.                              o Joined Deutsche Asset Management in 1996
   o Over 13 years of investment industry experience.      after five years of experience as fixed
   o MS, Boston College.                                   income analyst specializing in synthetic GIC
                                                           bond portfolios at Fidelity Investments.
  John Dugenske                                          o Portfolio manager for Stable Value
  CFA, Managing Director of Deutsche Asset                 strategies, responsible for overseeing the
  Management and Portfolio Manager of the portfolio.       group's stable value and bond index efforts
   o Joined Deutsche Asset Management in 1998 and          in asset-backed and mortgage-backed
     the portfolio in 1998.                                securities as well as other financial
   o Over 12 years of investment industry experience.      instruments underlying synthetic GICs: New
   o MSME, University of Illinois.                         York.
   o MBA, University of Illinois.                        o MBA, Yale University.
                                                         o Joined the portfolio in 2002.

                                                        William Chepolis
                                                        CFA, Senior Vice President of Deutsche
                                                        Asset Management and Portfolio Manager of the
                                                        portfolio.
                                                         o Joined Deutsche Asset Management in
                                                           1998 and the portfolio in 2002.
                                                         o Previously worked at Norwest Bank
                                                           Minnesota, N.A. (now Wells Fargo Bank) as
                                                           a portfolio manager (1983-1988,
                                                           1993-1998) and foreign exchange
                                                           currency and option trader (1988-1995).



Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2001^c     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.96    $11.56   $12.08    $12.07   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .61^b     .75^b    .72^b     .62      .84
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .25       .45     (.64)      .19      .16
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .86      1.20      .08       .81     1.00
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             7.48     10.93      .68      7.03     8.96
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        305       152      146       123       87
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .60       .61      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .60       .60      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.06      6.60     6.13      6.27     7.12
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   334       173      150       142      179
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

^c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Scudder Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large U.S. companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2001, the Russell 1000 Growth Index had a median market capitalization of $3.6 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

Based on the above analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The managers intend to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may at times not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    3.58       14.62      -4.62       32.97      21.63      21.34       15.10      37.12      -19.06     -22.34
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998

2002 Total Return as of March 31: -2.14%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -22.34                 3.78                 8.29

Index 1                      -20.42                 8.27                10.79

Index 2                      -11.87                10.70                12.94
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 2: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                                       Jesse Stuart
  CFA, Managing Director of Deutsche Asset              Senior Vice President of Deutsche Asset
  Management and Co-Manager of the portfolio.           Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1983 and        o Joined Deutsche Asset Management in 1996 and
     the portfolio in 2002.                                the portfolio in 2002.
   o Over 21 years of investment industry experience.    o Over 6 years of investment industry
   o MBA, Wharton Business School, University of           experience.
     Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001    2000^a     1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $30.12    $40.54    $29.57    $30.01   $33.71
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .03^b    (.01)^b   (.01)^b    .07      .12
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.75)    (6.81)    10.98      4.59     4.48
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.72)    (6.82)    10.97      4.66     4.60
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.03)        --       --      (.10)    (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.31)    (3.60)       --     (5.00)   (8.10)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                         (.01)       --        --        --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.35)    (3.60)       --     (5.10)   (8.30)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $21.05    $30.12    $40.54    $29.57   $30.01
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (22.34)   (19.06)    37.12     15.10    21.34
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       420       583       738       629      563
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .63       .65       .66       .66      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .13      (.03)     (.04)      .28      .42
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   73        65        87       109      170
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the U.S. government, corporations and municipalities. The portfolio typically invests more than 25% of net assets in government securities and instruments issued by domestic breaks. However, everything the portfolio buys must meet the rules for money market fund investments (see below).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market portfolios are generally considered to have lower risks than other types of mutual fund portfolios. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important factor affecting the portfolio's performance is market interest rates. The portfolio's yield tends to reflect current short-term interest rates, which means that when these rates decline, the portfolio's yield generally declines as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o over time, inflation may erode the real value of an investment in the portfolio

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    3.43        2.85       3.95       5.66        5.03       5.25       5.15        4.84       6.10       3.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.51%, Q4 2001

2002 Total Return as of March 31: 0.34%


Average Annual Total Returns (%) as of 12/31/2001

                               1 Year             5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A            3.75                5.01                4.59
--------------------------------------------------------------------------------

7-day yield as of December 31, 2001: 1.58%


The Portfolio Manager

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                      .037      .059     .050      .050     .050
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .037      .059     .050      .050     .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.037)    (.059)   (.050)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.037)    (.059)   (.050)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             3.75      6.10     4.84      5.15     5.25
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        671       279      231       152      100
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .55       .58      .54       .54      .55
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    3.39      5.94     4.77      5.02     5.14
---------------------------------------------------------------------------------------------------------------------------

SVS Dreman Small Cap Value Portfolio
formerly Scudder Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2001, the Russell 2000 Value Index had a median market capitalization of $414 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of U.S.
dollar-denominated American Depositary Receipts.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    21.73      -11.25       2.80       4.05       17.63
-----------------------------------------------------------
     1997       1998        1999       2000       2001
-----------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.38%, Q2 2001                   Worst Quarter: -22.47%, Q3 1998

2002 Total Return as of March 31: 13.26%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/1/96
                              1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A          17.63                 6.34               5.92

Index 1                        2.49                 7.52               7.57*

Index 2                       14.02                11.21              12.25*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

Index 2: Russell 2000 Value Index,measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forcasted growth values.

*   Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:


  David Dreman                                    Nelson Woodward
  Managing Director of the subadvisor and         Managing Director of the subadvisor and
  Co-Manager of the portfolio.                    Co-Manager of the portfolio.
   o Began investment career in 1957.              o Began investment career in 1957.
   o Joined the portfolio in 2002.                 o Joined the portfolio in 2002.
   o Founder and Chairman, Dreman Value
     Management, L.L.C. since 1977.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2001     2000^a    1999^a    1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.23    $10.85   $10.65    $12.27   $10.19
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                      .09^b     .02^b    .07^b     .09      .12
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.89       .42      .23     (1.41)    2.06
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.98       .44      .30     (1.32)    2.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --      (.06)    (.10)       --     (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --      (.30)     --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --      (.06)    (.10)     (.30)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $13.21    $11.23   $10.85    $10.65   $12.27
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           17.63      4.05     2.80    (11.25)   21.73
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       194        84       95       102       76
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .79       .82      .84       .80      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .79       .82      .83       .80      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .77       .15      .69      1.15     1.18
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   57        36       72        43       22
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Government Securities Portfolio

SVS Dreman Small Cap Value Portfolio

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%

Scudder Growth Portfolio                                            0.60%

Scudder Money Market Portfolio                                      0.50%

SVS Dreman Small Cap Value Portfolio                                0.75%
--------------------------------------------------------------------------------

By contract, the total annual operating expenses for SVS Dreman Small Cap Value Portfolio are capped, at 0.84% of the portfolio's average daily net assets, until April 30, 2003.

Portfolio Subadvisors

Subadvisor for SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. manages over $6.2 billion in assets.

Effective January 18, 2002, Dreman Value Management Inc., receives a subadvisory fee at an annualized rate of 0.375% of the average daily net assets for SVS Dreman Small Cap Value Portfolio. In addition, Dreman Value Management may receive additional fees from the advisor in the event that sales targets for the increase of assets under management are not met during specified measurement periods.

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                TOTAL ASSETS - TOTAL LIABILITIES
               ---------------------------------        =  NAV
               TOTAL NUMBER OF SHARES OUTSTANDING

Except with Scudder Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from the last quoted market prices. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II




o  Scudder Blue Chip Portfolio


o  Scudder Contrarian Value Portfolio


o  Scudder Government Securities Portfolio


o  Scudder Growth Portfolio


o  Scudder High Yield Portfolio


o  Scudder International Select Equity Portfolio


o  Scudder Investment Grade Bond Portfolio


o  Scudder Money Market Portfolio


o  Scudder Small Cap Growth Portfolio


o  Scudder Strategic Income Portfolio


o  Scudder Total Return Portfolio


o  SVS Dreman Small Cap Value Portfolio


o  SVS Focus Value+Growth Portfolio







Prospectus

May 1, 2002


Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents





How the Portfolios Work                                                                  Your Investment in the Portfolios

  3   Scudder Blue Chip Portfolio             39   SVS Dreman Small Cap Value             48   Buying and Selling Shares
                                                   Portfolio
  6   Scudder Contrarian Value                                                            48   How the Portfolios Calculate
      Portfolio                               42   SVS Focus Value+Growth                      Share Price
                                                   Portfolio
  9   Scudder Government                                                                  49   Distributions
      Securities Portfolio                    45   Other Policies and Risks
                                                                                          49   Taxes
 13   Scudder Growth Portfolio                46   Investment Advisor

 16   Scudder High Yield Portfolio            47   Portfolio Subadvisors

 19   Scudder International Select
      Equity Portfolio

 22   Scudder Investment Grade
      Bond Portfolio

 26   Scudder Money Market
      Portfolio

 29   Scudder Small Cap Growth
      Portfolio

 32   Scudder Strategic Income
      Portfolio

 35   Scudder Total Return Portfolio



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Blue Chip Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large U.S. companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.2 billion) and that the portfolio managers believe are "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividend history, easy access to credit, solid positions in their industries and strong management. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for attractive "blue chip" companies whose stock price is attractive relative to potential growth. The managers look for factors that could signal future growth, such as new management, products or business strategies.

The managers may favor securities from different industries and companies at different times while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors with long-term goals who want a core stock investment may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:


       13.84      25.24      -7.84      -15.81
--------------------------------------------------
       1998        1999       2000       2001
--------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.26%, Q4 1998                   Worst Quarter: -17.43%, Q3 2001

2002 Total Return as of March 31: 1.24%

Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/1/97
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A                   -15.81                       4.61

Index 1                                -11.87                       9.51*

Index 2                                -12.45                       9.68*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Russell 1000 Index, an unmanaged capitalization-weighted price-only index that includes the 1000 largest capitalized U.S. companies whose common stocks are traded in the United States.

*    Since 4/30/1997

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Joshua Feuerman                                       Michael Patchen
  CFA, Managing Director of Deutsche Asset              Assistant Vice President of Deutsche Asset
  Management and Co-Manager of the portfolio.           Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1999 and        o Joined Deutsche Asset Management in 2000,
     the portfolio in 2002.                                with 4 years of experience including global
   o Head of Global Quantitative Equity: New York.         strategies associate at AQR Capital
   o 10 years of experience at State Street Global         Management and asset allocation analyst at
     Advisors where he served as head of                   Goldman Sachs Asset Management.
     international strategies, including emerging        o Portfolio manager of international
     and developed markets, and earlier in product         quantitative strategies: New York.
     engineering and international equity research.      o Joined the portfolio in 2002.
   o MBA, University of Chicago.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Blue Chip Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                  2001     2000^a    1999^a     1998^a    1997^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.41   $15.69   $12.60    $11.15   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .05^c    .07c     .09^c     .10      .17
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (2.33)   (1.29)    3.08      1.45      .98
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (2.28)   (1.22)    3.17      1.55     1.15
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.06)    (.06)    (.08)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.06)    (.06)    (.08)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.07   $14.41   $15.69    $12.60   $11.15
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (15.81)   (7.84)   25.24     13.84    11.54**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        240      228      185        78        5
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .69      .71      .71       .76      .95*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .69      .71      .70       .76      .95*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .42      .44      .67      1.18     2.07*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   118       86       64       102       78*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   For the period May 1, 1997 (commencement of operations) to December 31,
     1997.

^c   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Contrarian Value Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

The portfolio normally invests at least 65% of total assets in common stocks and other equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000 Value Index (as of December 31, 2001, the Russell 1000 Value Index had a median market capitalization of $3.6 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses in one or more sectors, any factors affecting those sectors could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

     30.38       19.26      -10.21     16.13       1.87
------------------------------------------------------------
      1997       1998        1999       2000       2001
------------------------------------------------------------

For the periods included in the bar chart:
Best Quarter: 15.90%, Q4 2000                   Worst Quarter: -13.74%, Q3 1999
2002 Total Return as of March 31: 4.76%


Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/1/96
                              1 Year          5 Years           Life of Class
------------------------------------------------------------------------------
Portfolio -- Class A           1.87            10.56              12.39
Index 1                      -11.87            10.70              12.12*
Index 2                       -5.59            11.13              12.45*
------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2 Russell 1000 Value Index, which consists of those stocks in the Russell 1000 Index that have a less-than-average growth orientation.

*    Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Thomas Sassi                                          Frederick L. Gaskin
  Managing Director of Deutsche Asset Management.       Senior Vice President of Deutsche Asset
   o Joined Deutsche Asset Management in 1990 and       Management.
     the portfolio in 1997.                              o Joined Deutsche Asset Management in 1989 and
   o Over 31 years of investment industry experience.      the portfolio in 1997.
   o MBA, Hofstra University.                            o Over 16 years of investment industry
                                                           experience.
                                                         o MBA, Babcock Graduate School of Management at
                                                           Wake Forest University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Contrarian Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                  2001     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.40    $14.70   $17.57    $15.18   $11.74
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .23^b     .30^b   .37^b      .26      .31
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .01      1.40   (1.94)      2.63     3.23
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .24      1.70   (1.57)      2.89     3.54
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.24)     (.40)   (.30)      (.10)    (.10)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --     (2.60)  (1.00)      (.40)      --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.24)    (3.00)  (1.30)      (.50)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $13.40    $13.40  $14.70     $17.57   $15.18
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             1.87     16.13  (10.21)     19.26    30.38
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        257       219     237        264      162
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .79       .80     .81        .78      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .79       .80     .80        .78      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.75      2.55    2.14       2.02     2.38
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    72        56      88         57       46
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder Government Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o    direct obligations of the U.S. Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities.

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers or other matters

o    derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    5.92        6.48      -2.74       18.98       2.56       8.96       7.03        0.68      10.93       7.48
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992

2002 Total Return as of March 31: 0.73%


Average Annual Total Returns (%) as of 12/31/2001

                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A          7.48                6.96                 6.48

Index                         8.25                7.49                 7.22
------------------------------------------------------------------------------

Index: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 2000 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Scott Dolan                                           Sean McCaffrey
  Senior Vice President of Deutsche Asset Management    CFA, Managing Director of Deutsche Asset
  and Lead Manager of the portfolio.                    Management and Portfolio Manager of the
   o Joined Deutsche Asset Management in 1989 and       portfolio.
     the portfolio in 1998.                              o Joined Deutsche Asset Management in 1996
   o Over 13 years of investment industry experience.      after five years of experience as fixed
   o MS, Boston College.                                   income analyst specializing in synthetic GIC
                                                           bond portfolios at Fidelity Investments.
  John Dugenske                                          o Portfolio manager for Stable Value
  CFA, Managing Director of Deutsche Asset                 strategies, responsible for overseeing the
  Management and Portfolio Manager of the portfolio.       group's stable value and bond index efforts
   o Joined Deutsche Asset Management in 1998 and          in asset-backed and mortgage-backed
     the portfolio in 1998.                                securities as well as other financial
   o Over 12 years of investment industry experience.      instruments underlying synthetic GICs: New
   o MSME, University of Illinois.                         York.
   o MBA, University of Illinois.                        o MBA, Yale University.
                                                         o Joined the portfolio in 2002.

                                                        William Chepolis
                                                        CFA, Senior Vice President of Deutsche
                                                        Asset Management and Portfolio Manager of the
                                                        portfolio.
                                                         o Joined Deutsche Asset Management in
                                                           1998 and the portfolio in 2002.
                                                         o Previously worked at Norwest Bank
                                                           Minnesota, N.A. (now Wells Fargo Bank) as
                                                           a portfolio manager (1983-1988,
                                                           1993-1998) and foreign exchange
                                                           currency and option trader (1988-1995).



Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2001^c     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.96    $11.56   $12.08    $12.07   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .61^b     .75^b    .72^b     .62      .84
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .25       .45     (.64)      .19      .16
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .86      1.20      .08       .81     1.00
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             7.48     10.93      .68      7.03     8.96
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        305       152      146       123       87
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .60       .61      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .60       .60      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.06      6.60     6.13      6.27     7.12
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   334       173      150       142      179
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

^c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Scudder Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large U.S. companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2001, the Russell 1000 Growth Index had a median market capitalization of $3.6 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

Based on the above analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The managers intend to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may at times not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    3.58       14.62      -4.62       32.97      21.63      21.34       15.10      37.12      -19.06     -22.34
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998

2002 Total Return as of March 31: -2.14%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -22.34                 3.78                 8.29

Index 1                      -20.42                 8.27                10.79

Index 2                      -11.87                10.70                12.94
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 2: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                                       Jesse Stuart
  CFA, Managing Director of Deutsche Asset              Senior Vice President of Deutsche Asset
  Management and Co-Manager of the portfolio.           Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1983 and        o Joined Deutsche Asset Management in 1996 and
     the portfolio in 2002.                                the portfolio in 2002.
   o Over 21 years of investment industry experience.    o Over 6 years of investment industry
   o MBA, Wharton Business School, University of           experience.
     Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001    2000^a     1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $30.12    $40.54    $29.57    $30.01   $33.71
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .03^b    (.01)^b   (.01)^b    .07      .12
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.75)    (6.81)    10.98      4.59     4.48
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.72)    (6.82)    10.97      4.66     4.60
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.03)        --       --      (.10)    (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.31)    (3.60)       --     (5.00)   (8.10)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                         (.01)       --        --        --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.35)    (3.60)       --     (5.10)   (8.30)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $21.05    $30.12    $40.54    $29.57   $30.01
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (22.34)   (19.06)    37.12     15.10    21.34
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       420       583       738       629      563
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .63       .65       .66       .66      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .13      (.03)     (.04)      .28      .42
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   73        65        87       109      170
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder High Yield Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, the portfolio generally invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 80% of total assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Because the economy has a strong impact on corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o    currency fluctuations could cause foreign investments to lose value

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

   17.75       19.99      -2.24       17.40      14.06      11.61       1.45        2.15      -8.68       2.63
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 10.85%, Q1 1992                   Worst Quarter: -6.66%, Q3 1998

2002 Total Return as of March 31: 1.72%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          2.63                 1.63                 7.20

Index 1                      19.33                 9.61                11.74

Index 2                       6.16                 3.20                 7.88
--------------------------------------------------------------------------------

Index 1: Salomon Smith Barney Long-Term High Yield Bond Index, a measure of the total return of high yield bond issues with a par value of at least $50 million and a remaining maturity of at least ten years.

Index 2: CSFB High Yield Index (formerly DLJ High Yield Index), an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by S&P and Moody's.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Andrew Cestone                                        Harry Resis, Jr.
  Director of Deutsche Asset Management and             Managing Director of Deutsche Asset Management
  Co-Manager of the portfolio.                          and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 and        o Joined Deutsche Asset Management in 1988 to
     the portfolio in 2002.                                direct the fixed income department's taxable
   o Prior to that, investment analyst, Phoenix            fixed-income trading.
     Investment Partners, from 1997 to 1998; prior       o Over 34 years of investment industry
     to that, credit officer, asset based lending          experience.
     group, Fleet Bank, from 1995 to 1997.               o Joined the portfolio in 1992.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Yield Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001^a     2000^b    1999^b     1998^b    1997^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 9.16    $11.46   $12.27    $12.96   $12.81
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .84^c    1.14^c   1.22^c    1.06     1.16
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (.59)    (2.04)    (.93)     (.85)     .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .25      (.90)     .29       .21     1.35
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (1.28)    (1.40)   (1.10)     (.90)   (1.20)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (1.28)    (1.40)   (1.10)     (.90)   (1.20)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.13    $ 9.16   $11.46    $12.27   $12.96
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             2.63     (8.68)    2.15      1.45    11.61
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        335       309      396       442      391
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .70       .68      .67       .65      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    9.89     11.23    10.40      9.36     9.20
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    77        54       42        74       90
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c   Based on average shares outstanding during the period.

Scudder International Select Equity Portfolio formerly Scudder International Research Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio seeks to achieve its investment objective by investing in a focused list of approximately 40 stocks that the portfolio managers believe have the greatest upside potential on a rolling 12 month basis. The portfolio managers use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index, such as Germany, Australia, Singapore and Japan. The portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

To further narrow the pool of potential stocks, the managers use bottom-up analysis, looking for companies that seem poised for business improvement, whether through a rebound in their markets, a change in business strategy or other factors.

The managers also draw on fundamental investment research to assemble the portfolio, looking at earnings, management and other factors of the qualifying stocks. Additionally, the managers assess the economic outlooks for various industries and the risk characteristics and potential volatility of each stock.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes. The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The portfolio will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 20% of net assets in investment-grade debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When foreign stock prices fall, you should expect the value of your investment to fall as well. To the extent that the portfolio emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons that include political and economic uncertainties, less liquid securities markets and a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o a bond could fall in credit quality, go into default or be paid off earlier than expected, which could hurt the portfolio's performance

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a diversified international portfolio whose strategy focuses on the advisor's top research recommendations.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

     32.79      -3.59       12.83      16.49       9.46       10.02      45.71      -20.49     -24.43
---------------------------------------------------------------------------------------------------------
      1993       1994       1995        1996       1997       1998        1999       2000       2001
---------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2002 Total Return as of March 31: 0.76%

Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 1/6/92
                             1 Year              5 Years           Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A        -24.43                 1.07                 5.84

Index                       -21.44                 0.89                 4.46*
--------------------------------------------------------------------------------

Index: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

*   Since 12/31/1991

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Elizabeth van Caloen                      Alicia Damley                            Ahmad Zuaiter
  Managing Director of Deutsche Asset       CFA, Vice President of Deutsche Asset    Vice President of Deutsche Asset
  Management and Co-Manager of the          Management and Co-Manager of the         Management and Co-Manager of the
  portfolio.                                portfolio.                               portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management       o Joined Deutsche Asset Management
     1987 and the portfolio in 2001.           in 2001 and the portfolio in 2002.       in 2000 and the portfolio in 2002.
   o Responsible for Japanese research,      o Global equity analyst specializing     o Global research analyst
     focusing on consumer goods, retail        in European insurance stocks.            responsible for Middle East and
     and pharmaceutical companies.           o Prior to that, DuPont Capital            North Africa Region.
   o MA, Indiana University.                   Management, portfolio analyst in       o Prior to that, EFG-Hermes,
   o MA, Princeton University.                 international equities; Deloitte         Manager, Regional & GDR Trading;
   o MBA, New York University.                 Touche Tohmatsu; analyst of global       Arabian General Investment
                                               financial services companies.            Corporation, portfolio manager,
                                             o MBA, University of Toronto.              Capital Markets; Merrill Lynch &
                                             o Chartered Accountant (U.S. CPA           Company, Inc., Associate
                                               equivalent).                             International Equity Trading.
                                                                                      o MBA, Harvard Business School.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. rior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder International Select Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.73    $21.45   $17.00    $16.15   $15.64
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .05^b     .08^b    .07^b     .17      .11
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.46)    (3.90)    6.73      1.48     1.30
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.41)    (3.82)    6.80      1.65     1.41
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.10)       --     (.20)     (.20)    (.20)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (1.98)    (2.90)   (2.15)     (.60)    (.70)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.08)    (2.90)   (2.35)     (.80)    (.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 9.24    $14.73   $21.45    $17.00   $16.15
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (24.43)   (20.49)   45.71     10.02     9.46
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        121       179      252       213      200
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .92       .84      .94       .93      .91
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .44       .47      .40       .96      .71
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   145        87      136        90       79
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder Investment Grade Bond Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income.

The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of the top four grades of credit quality.

The portfolio can buy many types of income-producing securities, among them corporate bonds, U.S. government and agency bonds, high quality commercial paper, obligations of the Canadian government or its instrumentalities (payable in U.S. dollars), bank certificates of deposit of domestic or Canadian chartered banks with deposits in excess of $1 billion and cash and cash equivalents. Generally, the portfolio invests in U.S. bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio managers use independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The managers also consider valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Credit Quality Policies

Although the portfolio invests primarily in bonds of the top four grades of credit quality, it could invest up to 20% of net assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. Changes in interest rates will also affect the portfolio's yield: when rates fall, the portfolio's yield tends to fall as well.

Because the economy affects corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want exposure to the corporate bond market through a diversified investment portfolio that seeks high current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

     9.04       7.93       -2.06       9.90       5.71
-----------------------------------------------------------
     1997       1998        1999       2000       2001
-----------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 3.87%, Q4 2000                    Worst Quarter: -1.23%, Q2 1999

2002 Total Return as of March 31: -0.83%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/1/96
                              1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A           5.71                 6.01               5.94
Index                          8.50                 7.37               7.59*
--------------------------------------------------------------------------------

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

*    Since 4/30/1996

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  David Baldt                                  Daniel Taylor                              Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche Asset      Managing Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the           Management and Consultant to the
  portfolio.                                   portfolio.                                 portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
     1989 and the portfolio in 2002.              1998 and the portfolio in 2002.            1991 and the portfolio in 2002.
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income              o Over 12 years of investment industry
     Income Fund Group.                           portfolio manager, asset-backed            experience.
                                                  securities analyst and senior credit     o Head of Emerging Market Debt for
  J. Christopher Gagnier                          analyst, CoreStates Investment             London Fixed Income and responsible
  Director of Deutsche Asset Management and       Advisors, from 1992 to 1998.               for coordinating research into
  Co-Manager of the portfolio.                                                               Continental European Markets and
   o Joined Deutsche Asset Management in        Thomas Flaherty                              managing global fixed income,
     1997 and the portfolio in 2002.            Director of Deutsche Asset Management        balanced and cash based portfolios:
   o Prior to that, portfolio manager,          and Co-Manager of the portfolio.             London.
     Paine Webber (1984-1997).                  o Joined Deutsche Asset Management in
   o Analyst specializing in asset-backed         1995 and the portfolio in 2002.         Timothy Vile
     securities and government investments.     o Analyst specializing in corporate       Director of Deutsche Asset Management
                                                  bonds and mortgages.                    and Consultant to the portfolio.
  Gary Bartlett                                                                            o Joined Deutsche Asset Management in
  CFA, Director of Deutsche Asset              Andrew Cestone                                1991 with 6 years that included
  Management and Co-Manager of the             Director of Deutsche Asset Management         portfolio manager for fixed income
  portfolio.                                   and Co-Manager of the portfolio.              portfolios at Equitable Capital
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in        Management.
     1992 and the portfolio in 2002.              1998 and the portfolio in 2002.          o Portfolio manager for Enhanced Fixed
   o Analyst specializing in taxable            o Prior to that, Investment Analyst,         Income: London.
     municipal and government investments.        Phoenix Investment Partners, from        o Joined the portfolio in 2002.
   o MBA, Drexel University.                      1997 to 1998. Prior to that, Credit
                                                  Officer, asset based lending group,
  Warren Davis                                    Fleet Bank, from 1995 to 1997.
  Director of Deutsche Asset
  Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in
     1995 and the portfolio in 2002.
   o Analyst specializing in mortgage-
     and asset-backed securities.
   o MBA, Drexel University.
   o Analyst specializing in asset-backed
     securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Investment Grade Bond Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                  2001^c     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.45    $11.00   $11.65    $11.18   $10.36
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .62^b     .69^b    .60^b     .32      .66
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .01^d     .36     (.85)      .55      .26
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .63      1.05     (.25)      .87      .92
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.60)     (.60)    (.30)     (.30)    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.10)     (.10)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.60)     (.60)    (.40)     (.40)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.48    $11.45   $11.00    $11.65   $11.18
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.71      9.90    (2.06)     7.93     9.04
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        134        78       71        52       16
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .64       .68      .65       .67      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .64       .67      .65       .67      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.46      6.36     5.42      5.50     6.23
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   176       311      131       130      311
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

^c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

Scudder Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the U.S. government, corporations and municipalities. The portfolio typically invests more than 25% of net assets in government securities and instruments issued by domestic breaks. However, everything the portfolio buys must meet the rules for money market fund investments (see below).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market portfolios are generally considered to have lower risks than other types of mutual fund portfolios. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important factor affecting the portfolio's performance is market interest rates. The portfolio's yield tends to reflect current short-term interest rates, which means that when these rates decline, the portfolio's yield generally declines as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o over time, inflation may erode the real value of an investment in the portfolio

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    3.43        2.85       3.95       5.66        5.03       5.25       5.15        4.84       6.10       3.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.51%, Q4 2001

2002 Total Return as of March 31: 0.34%


Average Annual Total Returns (%) as of 12/31/2001

                               1 Year             5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A            3.75                5.01                4.59
--------------------------------------------------------------------------------

7-day yield as of December 31, 2001: 1.58%


The Portfolio Manager

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                      .037      .059     .050      .050     .050
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .037      .059     .050      .050     .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.037)    (.059)   (.050)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.037)    (.059)   (.050)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             3.75      6.10     4.84      5.15     5.25
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        671       279      231       152      100
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .55       .58      .54       .54      .55
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    3.39      5.94     4.77      5.02     5.14
---------------------------------------------------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2001, the Russell 2000 Growth Index had a median market capitalization of $4.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

       30.07      28.04      34.20       18.37      34.56      -10.71     -28.91
------------------------------------------------------------------------------------
       1995        1996       1997       1998        1999       2000       2001
------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2002 Total Return as of March 31: -6.94%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/2/94
                             1 Year              5 Years           Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A         -28.91                 6.33                11.81
Index 1                       -9.23                 2.87                 7.21*
Index 2                        2.49                 7.52                10.54*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

*   Since 4/30/1994

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Sewall Hodges                                Peter Chin                                 Roy McKay
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche         CFA, Managing Director of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of the     Asset Management and Co-Manager of the
  portfolio.                                   portfolio.                                 portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
     1995 and the portfolio in 2002.              1973 and the portfolio in 2002.            1988 and the portfolio in 2002.
   o Over 24 years of investment industry       o Over 33 years of investment industry     o Over 36 years of investment industry
     experience.                                  experience.                                experience.
   o MBA, Wharton Business School,              o MBA, Columbia University Graduate        o MBA, Wharton Business School,
     University of Pennsylvania.                  School of Business.                        University of Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001     2000^a     1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $21.64   $26.54    $19.71    $19.69   $16.77
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                              (.02)^b   (.09)^b   (.06)^b     --      .04
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.27)    (2.01)     6.89      3.42     4.88
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.29)    (2.10)     6.83      3.42     4.92
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --       --        --         --    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.52)    (2.80)      --      (3.40)   (1.90)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                         (.03)       --       --         --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.55)    (2.80)      --      (3.40)   (2.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.80    $21.64    $26.54    $19.71   $19.69
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (28.91)   (10.71)    34.56     18.37    34.20
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        232      301       264       208      137
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .68      .72       .71       .70      .71
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.12)    (.34)     (.30)     (.01)      .20
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   143      124       208       276      330
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder Strategic Income Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current return.

The portfolio invests mainly in bonds issued by U.S. and foreign corporations and governments. The portfolio may invest up to 50% of total assets in foreign bonds, including emerging market issuers.

In deciding which types of securities to buy and sell, the portfolio managers evaluate each major type of security the portfolio invests in -- U.S. junk bonds, investment-grade corporate bonds, emerging markets securities, foreign government bonds and U.S. government and agency securities. The managers typically consider a number of factors, including the relative attractiveness of different types of securities, the potential impact of interest rate movements, the outlook for various types of foreign bonds (including currency considerations) and the relative yields and risks of bonds of various maturities.

The managers may shift the proportions of the portfolio's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the issuers and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, the main risk factor will vary depending on the portfolio's weighting of various types of securities. To the extent that the portfolio invests in junk bonds, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. This may affect a company, an industry or the high yield market as a whole.

To the extent that the portfolio invests in higher quality bonds, a major factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Foreign securities tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. To the extent the portfolio emphasizes emerging markets where these risks are greater, it takes on greater risk.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o    currency fluctuations could cause foreign investments to lose value

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors looking for a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks, and who can accept risk of loss of principal, may want to invest in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in effect.

The bar chart shows how the returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

         10.98      -5.85       2.57       5.23
----------------------------------------------------
         1998        1999       2000       2001
----------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.35%, Q3 1998                    Worst Quarter: -3.33%, Q2 1999

2002 Total Return as of March 31: 0.97%

Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/1/97
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                               5.23                        3.24

Index 1                                -0.99                       3.44*

Index 2                                 8.50                       7.78*
--------------------------------------------------------------------------------

Index 1: The Salomon Smith Barney World Government Bond Index, an unmanaged index comprised of government bonds from 18 developed countries (including the U.S.) with maturities greater than one year.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

*   Since 4/30/1997

In the bar chart, total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1999 through 2001 would have been lower if expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Jan Faller                                           Greg Boal
  Managing Director of Deutsche Asset Management       Managing Director of Deutsche Asset
  and Lead Manager of the portfolio.                   Management and Portfolio Manager of the
   o Joined Deutsche Asset Management in 1999 and      portfolio.
     the portfolio in 2000.                             o Joined Deutsche Asset Management in 2000
   o Over 12 years of investment industry                 and the portfolio in 2002.
     experience.                                        o Previously served as senior vice president
   o PanAgora Asset Management, Bond and Currency         and director of the Fixed Income Division
     Investment Manager from 1995 to 1999.                of Chicago-based ABN AMRO Asset Management
   o MBA, Amos Tuck School, Dartmouth College.            USA; manager of the corporate bond
                                                          department at ABN AMRO from 1997 to 2000.
                                                        o MS, Finance, University of Wyoming.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Strategic Income Portfolio

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001^a    2000^b    1999^b     1998^b   1997^b,c
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 9.86    $ 9.86   $11.09    $10.29   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .48^d     .51^d    .47^d     .24      .36
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .03      (.26)   (1.10)      .86     (.07)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .51       .25     (.63)     1.10      .29
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.10)     (.25)    (.40)     (.20)      --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.20)     (.10)      --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.10)     (.25)    (.60)     (.30)      --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $10.27    $ 9.86   $ 9.86    $11.09   $10.29
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.23      2.57    (5.85)     10.98    2.87**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         21         9        6         5        2
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .66      1.14     1.03      1.08     1.10*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .65      1.10     1.01      1.08     1.10*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    4.76      5.26     4.57      4.32     5.36*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    27       154      212       330      290*
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c For the period from May 1, 1997 (commencement of operations) to December 31, 1997.

^d   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Total Return Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio will normally sell a stock when it reaches a target price or when the managers believe its fundamental qualities have deteriorated.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices decline, the value of your investment is likely to decline as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a decline in bond prices and, in turn, a decline in the value of your investment. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, the relative attractiveness of stocks and bonds or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    growth stocks may be out of favor for certain periods

o    a bond could decline in credit quality or go into default

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    1.69       12.11      -9.49       25.97      16.76      19.96       15.14      14.81      -2.63       -6.09
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -8.73%, Q3 2001

2002 Total Return as of March 31: -0.49%

Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          -6.09                 7.72                 8.21
Index 1                      -11.87                10.70                12.94
Index 2                        8.50                 7.37                 7.27
Index 3                      -20.42                 8.27                10.79
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average orientation.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  William Gadsden                              Daniel Taylor                           Andrew Cestone
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche         Director of Deutsche Asset Management
  Management and Lead Manager of the           Asset Management and Portfolio          and Portfolio Manager of the portfolio.
  portfolio.                                   Manager of the portfolio.                o Joined Deutsche Asset Management in
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management        1998 and the portfolio in 2002.
     1983 and the portfolio in 2002.              in 1998 and the portfolio in 2002.    o Prior to that, investment analyst,
   o Over 21 years of investment industry       o Prior to that, fixed income             Phoenix Investment Partners, from
     experience.                                  portfolio manager, asset backed         1997 to 1998. Prior to that, credit
   o MBA, Wharton Business School,                securities analyst and senior           officer, asset based lending group,
     University of Pennsylvania.                  credit analyst, CoreStates              Fleet Bank, from 1995 to 1997.
                                                  Investment Advisors (1992-1998).
  J. Christopher Gagnier                        o Analyst specializing in              Brett Diment
  Director of Deutsche Asset Management and       asset-backed securities and          Managing Director of Deutsche Asset
  Portfolio Manager of the portfolio.             government securities.               Management and Consultant to the
   o Joined Deutsche Asset Management in                                               portfolio.
     1997 and the portfolio in 2002.           David Baldt                              o Joined Deutsche Asset Management in
   o Prior to that, portfolio manager,         CFA, Managing Director of Deutsche         1991 and the portfolio in 2002.
     Paine Webber (1984-1997).                 Asset Management and Portfolio           o Over 12 years of investment industry
   o Analyst specializing in asset-backed      Manager of the portfolio.                  experience.
     securities and government investments.     o Joined Deutsche Asset Management      o Head of Emerging Market Debt for
                                                  in 1989 and the portfolio in 2002.      London Fixed Income and responsible
  Warren Davis                                  o Chief Investment Officer of the         for coordinating research into
  Director of Deutsche Asset Management and       Fixed Income Fund Group.                Continental European Markets and
  Portfolio Manager of the portfolio.                                                     managing global fixed income,
   o Joined Deutsche Asset Management in       Thomas Flaherty                            balanced and cash based portfolios:
     1995 and the portfolio in 2002.           Director of Deutsche Asset                 London.
   o Analyst specializing in mortgage- and     Management and Portfolio Manager of
     asset-backed securities.                  the portfolio.                          Timothy Vile
   o MBA, Drexel University.                    o Joined Deutsche Asset Management     Director of Deutsche Asset Management
                                                  in 1995 and the portfolio in 2002.   and Consultant to the portfolio.
  Gary Bartlett                                 o Analyst specializing in corporate     o Joined Deutsche Asset Management in
  CFA, Director of Deutsche Asset                 bonds and mortgages.                    1991 with 6 years of investment
  Management and Portfolio Manager of the                                                 industry experience that included
  portfolio.                                   Janet Campagna                             portfolio manager for fixed income
   o Joined Deutsche Asset Management in       Managing Director of Deutsche Asset        portfolios at Equitable Capital
     1992 and the portfolio in 2002.           Management and Portfolio Manager of        Management.
   o Analyst specializing in taxable           the portfolio.                           o Portfolio manager for Enhanced Fixed
     municipal and government investments.      o Joined Deutsche Asset Management        Income: London.
   o MBA, Drexel University.                      in 1999 and the portfolio in 2002.    o Joined the portfolio in 2002.
                                                o Head of global and tactical asset
                                                  allocation.
                                                o Investment strategist and
                                                  manager of the asset
                                                  allocation strategies group
                                                  for Barclays Global Investors
                                                  from 1994 to 1999.
                                                o Over ten years of investment
                                                  industry experience.
                                                o Master's degree in Social Science
                                                  from California Institute of
                                                  Technology.
                                                o Ph.D, Political Science from
                                                  University of California at
                                                  Irvine.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001^a   2000^b   1999^b    1998^b    1997^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $25.91    $28.82   $27.35    $28.22   $28.15
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                      .61^c     .74^c    .84^c     .86      .90
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.20)    (1.40)    3.03      3.17     3.77
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (1.59)     (.66)    3.87      4.03     4.67
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.80)     (.90)    (.90)     (.90)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.95)    (1.35)   (1.50)    (4.00)   (3.70)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (1.75)    (2.25)   (2.40)    (4.90)   (4.60)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $22.57    $25.91   $28.82    $27.35   $28.22
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (6.09)    (2.63)   14.81     15.14    19.96
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       861       851      952       865      787
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .58       .61      .61       .60      .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.63      2.75     3.12      3.33     3.32
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  115       107       80        81      122
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c   Based on average shares outstanding during the period.

SVS Dreman Small Cap Value Portfolio
formerly Scudder Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2001, the Russell 2000 Value Index had a median market capitalization of $414 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of U.S.
dollar-denominated American Depositary Receipts.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    21.73      -11.25       2.80       4.05       17.63
-----------------------------------------------------------
     1997       1998        1999       2000       2001
-----------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.38%, Q2 2001                   Worst Quarter: -22.47%, Q3 1998

2002 Total Return as of March 31: 13.26%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/1/96
                              1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A          17.63                 6.34               5.92

Index 1                        2.49                 7.52               7.57*

Index 2                       14.02                11.21              12.25*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

Index 2: Russell 2000 Value Index,measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forcasted growth values.

*   Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:


  David Dreman                                    Nelson Woodward
  Managing Director of the subadvisor and         Managing Director of the subadvisor and
  Co-Manager of the portfolio.                    Co-Manager of the portfolio.
   o Began investment career in 1957.              o Began investment career in 1957.
   o Joined the portfolio in 2002.                 o Joined the portfolio in 2002.
   o Founder and Chairman, Dreman Value
     Management, L.L.C. since 1977.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2001     2000^a    1999^a    1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.23    $10.85   $10.65    $12.27   $10.19
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                      .09^b     .02^b    .07^b     .09      .12
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.89       .42      .23     (1.41)    2.06
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.98       .44      .30     (1.32)    2.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --      (.06)    (.10)       --     (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --      (.30)     --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --      (.06)    (.10)     (.30)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $13.21    $11.23   $10.85    $10.65   $12.27
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           17.63      4.05     2.80    (11.25)   21.73
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       194        84       95       102       76
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .79       .82      .84       .80      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .79       .82      .83       .80      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .77       .15      .69      1.15     1.18
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   57        36       72        43       22
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

SVS Focus Value+Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital through a portfolio of growth and value stocks.

The portfolio normally invests at least 65% of total assets in U.S. common stocks. Although the portfolio can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). The portfolio manages risk by investing in both growth and value stocks. The portfolio seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline.

The portfolio retains two portfolio management teams dedicated to managing the growth and value portions of the portfolio, respectively. Each team focuses its investment on a core number of common stocks. Currently, it is anticipated that each team will invest in approximately 15-30 stocks.

In choosing growth stocks, the managers look for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the managers look for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as improving fundamentals and management strategy.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of growth and value stocks.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Similarly, because the portfolio isn't diversified and can invest a larger percentage of assets in a given company than a diversified portfolio, factors affecting that company could affect portfolio performance. Also, because each portfolio management team invests independently, it is possible that each team may hold the same security or both teams may favor the same industry.

It is also possible that one team may buy a security at the same time that the other team is selling it, resulting in no significant change in the overall portfolio but creating additional costs for the portfolio. Because the managers periodically rebalance the portfolio to maintain an approximately even allocation between growth and value securities, the portfolio may also incur additional costs since sales of portfolio securities may result in higher portfolio turnover.

In any given period, either growth stocks or value stocks will generally lag the other; because the portfolio invests in both, it is likely to lag any portfolio that focuses on the type of stock that outperforms during that period, and at times may lag both.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, the relative attractiveness of growth stocks and value stocks or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors with long-term goals who want to gain exposure to both growth and value stocks in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Prior to April 8, 2002, a different advisor managed the value portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

 25.47       20.17      16.52      -3.90      -14.35
--------------------------------------------------------
  1997       1998        1999       2000       2001
--------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 23.51%, Q4 1998                   Worst Quarter: -20.60%, Q3 2001

2002 Total Return as of March 31: 1.61%

Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/1/96
                              1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A         -14.35                 7.65               9.32
Index 1                      -11.87                10.70              12.12*
Index 2                      -12.45                10.50              11.82*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Russell 1000 Index, an unmanaged capitalization-weighted price only index that includes the 1000 largest capitalized U.S. companies whose common stocks are traded in the United States.

*   Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

Jennison Associates LLC is the subadvisor to the growth portion of the portfolio. The following people handle the day-to-day management:


  Spiros Segalas                               Kathleen McCarragher
   o Began investment career in 1960.           o Began investment career in 1982.
   o Joined the portfolio in 2001.              o Joined the portfolio in 2001.
   o Founder (1969), President (1993) and       o Director, Executive Vice President and
     Chief Investment Officer (1973),             Domestic Equity Investment Strategist,
     Jennison Associates.                         Jennison Associates since 1998.

Dreman Value Management, L.L.C is the subadvisor to the value portion of the portfolio. The following people handle the day-to-day management:


  David Dreman                                 F. James Hutchinson
  Lead Portfolio Manager                        o Began investment career in 1986.
   o Began investment career in 1957.           o Joined the portfolio in 2002.
   o Joined the portfolio in 2002.              o Prior to joining Dreman Value Management,
   o Founder and Chairman, Dreman Value           L.L.C. in 2000, associated with The Bank
     Management, L.L.C. since 1977.               of New York for over 30 years in both the
                                                  corporate finance and trust/investment
                                                  management areas, including President of
                                                  The Bank of New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Focus Value+Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $16.55    $18.96   $16.71    $14.25   $11.46
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .09^b     .12^b    .08^b     .08      .12
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (2.41)     (.73)    2.62      2.78     2.77
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (2.32)     (.61)    2.70      2.86     2.89
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.10)     (.10)    (.10)       --     (.10)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (1.05)    (1.70)    (.35)     (.40)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (1.15)    (1.80)    (.45)     (.40)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $13.08    $16.55   $18.96    $16.71   $14.25
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (14.35)   (3.90)    16.52     20.17    25.47
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        140       153      172       152       69
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .79       .81      .83       .78      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .79       .81      .82       .78      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .66      .46       .80      .95
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   180        39      102       102       50
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Blue Chip Portfolio

Scudder Government Securities Portfolio

Scudder High Yield Portfolio

Scudder Investment Grade Bond Portfolio

Scudder Small Cap Growth Portfolio

SVS Dreman Small Cap Value Portfolio

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end (annualized for the portfolios with less than 12 months of operation), as a percentage of each portfolio's average daily net assets:


Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Blue Chip Portfolio                                         0.65%

Scudder Contrarian Value Portfolio                                  0.75%

Scudder Government Securities Portfolio                             0.55%

Scudder Growth Portfolio                                            0.60%

Scudder High Yield Portfolio                                        0.60%

Scudder International Select Equity Portfolio                       0.75%

Scudder Investment Grade Bond Portfolio                             0.60%

Scudder Money Market Portfolio                                      0.50%

Scudder Small Cap Growth Portfolio                                  0.65%

Scudder Strategic Income Portfolio                                  0.65%

Scudder Total Return Portfolio                                      0.55%

SVS Dreman Small Cap Value Portfolio                                0.75%

SVS Focus Value+Growth Portfolio                                    0.75%
--------------------------------------------------------------------------------


+ Reflecting the effect of expense limitations and/or fee waivers then in effect.

*    Annualized effective rate.


By contract, the total annual operating expenses of the below portfolios are capped, as a percentage of each portfolio's average daily net assets, until April 30, 2003:


Portfolio Name                                                Expense Rate
--------------------------------------------------------------------------------
Scudder Blue Chip Portfolio                                      0.95%

Scudder Contrarian Value Portfolio                               0.80%

Scudder Investment Grade Bond Portfolio                          0.80%

Scudder Strategic Income Portfolio                               1.05%

SVS Dreman Small Cap Value Portfolio                             0.84%

SVS Focus Value+Growth Portfolio                                 0.84%
--------------------------------------------------------------------------------

Portfolio Subadvisors

Subadvisor for SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. manages over $6.2 billion in assets.

Effective January 18, 2002, Dreman Value Management Inc., receives a subadvisory fee at an annualized rate of 0.375% of the average daily net assets for SVS Dreman Small Cap Value Portfolio. In addition, Dreman Value Management may receive additional fees from the advisor in the event that sales targets for the increase of assets under management are not met during specified measurement periods.

Subadvisors for SVS Focus Value+Growth Portfolio

Jennison Associates LLC, a wholly-owned subsidiary of The Prudential Insurance Company of America, located at 466 Lexington Avenue, New York, 10017, is the subadvisor to the growth portion of SVS Focus Value+Growth Portfolio. Jennison Associates was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2001, Jennison Associates managed approximately $62 billion on behalf of its clients.

DeIM pays Jennison Associates for acting as subadvisor to the "growth" portion of SVS Focus Value+Growth Portfolio at an annual rate based on the portion of the average combined daily net assets of the portfolio and Scudder Focus Value+Growth Fund (another fund advised by DeIM) subadvised by Jennison Associates as shown below:



Average Daily Net Assets                                      Fee Rate
--------------------------------------------------------------------------------
On the first $100 million                                      0.450%

On the next $400 million                                       0.400%

On the next $500 million                                       0.350%

On the next $1 billion                                         0.300%

Over $2 billion                                                0.250%
--------------------------------------------------------------------------------

Effective April 5, 2002 Dreman Value Management, L.L.C., 10 Exchange Place, Suite 2150, Jersey City, New Jersey, is the subadvisor for the value portion of SVS Focus Value+Growth Portfolio. Founded in 1977, Dreman Value Management L.L.C. manages over $6.2 billion in assets as of January 31, 2002.

DeIM pays Dreman Value Management for acting as the subadvisor to the value portion of the portfolio at an annual rate applied to the portion of the portfolio's average daily net assets subadvised by Dreman Value Management as shown below:

Average Daily Net Assets                                      Fee Rate
--------------------------------------------------------------------------------
On the first $250 million                                     0.4000%

On the next $250 million                                      0.3500%

On the next $500 million                                      0.3375%

Over $1 billion                                               0.3150%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio, except Scudder Strategic Income Portfolio, has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:


                        TOTAL ASSETS - TOTAL LIABILITIES
                       ----------------------------------        = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING


Except with Scudder Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from the last quoted market prices. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.




Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102

(800) 778-1482                               (202) 942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II


o  Scudder International Select Equity Portfolio



Prospectus

May 1, 2002


Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolio Works                                           Your Investment in the Portfolio

  3   Scudder International Select Equity Portfolio                 8   Buying and Selling Shares

  6   Other Policies and Risks                                      8   How the Portfolio Calculates Share Price

  7   Investment Advisor                                            9   Distributions

                                                                    9   Taxes

How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder International Select Equity Portfolio formerly Scudder International Research Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio seeks to achieve its investment objective by investing in a focused list of approximately 40 stocks that the portfolio managers believe have the greatest upside potential on a rolling 12 month basis. The portfolio managers use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index, such as Germany, Australia, Singapore and Japan. The portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

To further narrow the pool of potential stocks, the managers use bottom-up analysis, looking for companies that seem poised for business improvement, whether through a rebound in their markets, a change in business strategy or other factors.

The managers also draw on fundamental investment research to assemble the portfolio, looking at earnings, management and other factors of the qualifying stocks. Additionally, the managers assess the economic outlooks for various industries and the risk characteristics and potential volatility of each stock.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes. The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The portfolio will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 20% of net assets in investment-grade debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When foreign stock prices fall, you should expect the value of your investment to fall as well. To the extent that the portfolio emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons that include political and economic uncertainties, less liquid securities markets and a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o a bond could fall in credit quality, go into default or be paid off earlier than expected, which could hurt the portfolio's performance

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a diversified international portfolio whose strategy focuses on the advisor's top research recommendations.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

     32.79      -3.59       12.83      16.49       9.46       10.02      45.71      -20.49     -24.43
---------------------------------------------------------------------------------------------------------
      1993       1994       1995        1996       1997       1998        1999       2000       2001
---------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2002 Total Return as of March 31: 0.76%

Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 1/6/92
                             1 Year              5 Years           Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A        -24.43                 1.07                 5.84

Index                       -21.44                 0.89                 4.46*
--------------------------------------------------------------------------------

Index: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

*   Since 12/31/1991

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Elizabeth van Caloen                      Alicia Damley                            Ahmad Zuaiter
  Managing Director of Deutsche Asset       CFA, Vice President of Deutsche Asset    Vice President of Deutsche Asset
  Management and Co-Manager of the          Management and Co-Manager of the         Management and Co-Manager of the
  portfolio.                                portfolio.                               portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management       o Joined Deutsche Asset Management
     1987 and the portfolio in 2001.           in 2001 and the portfolio in 2002.       in 2000 and the portfolio in 2002.
   o Responsible for Japanese research,      o Global equity analyst specializing     o Global research analyst
     focusing on consumer goods, retail        in European insurance stocks.            responsible for Middle East and
     and pharmaceutical companies.           o Prior to that, DuPont Capital            North Africa Region.
   o MA, Indiana University.                   Management, portfolio analyst in       o Prior to that, EFG-Hermes,
   o MA, Princeton University.                 international equities; Deloitte         Manager, Regional & GDR Trading;
   o MBA, New York University.                 Touche Tohmatsu; analyst of global       Arabian General Investment
                                               financial services companies.            Corporation, portfolio manager,
                                             o MBA, University of Toronto.              Capital Markets; Merrill Lynch &
                                             o Chartered Accountant (U.S. CPA           Company, Inc., Associate
                                               equivalent).                             International Equity Trading.
                                                                                      o MBA, Harvard Business School.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. rior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder International Select Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.73    $21.45   $17.00    $16.15   $15.64
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .05^b     .08^b    .07^b     .17      .11
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.46)    (3.90)    6.73      1.48     1.30
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.41)    (3.82)    6.80      1.65     1.41
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.10)       --     (.20)     (.20)    (.20)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (1.98)    (2.90)   (2.15)     (.60)    (.70)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.08)    (2.90)   (2.35)     (.80)    (.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 9.24    $14.73   $21.45    $17.00   $16.15
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (24.43)   (20.49)   45.71     10.02     9.46
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        121       179      252       213      200
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .92       .84      .94       .93      .91
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .44       .47      .40       .96      .71
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   145        87      136        90       79
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor establishes a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect the portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. The actual rate paid by the portfolio for the 12 months through the most recent fiscal year end was 0.75% of the portfolio's average daily net assets.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Buying and Selling Shares

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

For the portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
                 ---------------------------------        = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING


We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, the portfolio's value for a security is likely to be different from the last quoted market prices.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. For the portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC
222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II


o  SVS Dreman Small Cap Value Portfolio



Prospectus

May 1, 2002


Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolio Works                                           Your Investment in the Portfolio

  3   SVS Dreman Small Cap Value Portfolio                          8   Buying and Selling Shares

  6   Other Policies and Risks                                      8   How the Portfolio Calculates Share Price

  7   Investment Advisor                                            9   Distributions

  7   Portfolio Subadvisors                                         9   Taxes


How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

SVS Dreman Small Cap Value Portfolio
formerly Scudder Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2001, the Russell 2000 Value Index had a median market capitalization of $414 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of U.S.
dollar-denominated American Depositary Receipts.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    21.73      -11.25       2.80       4.05       17.63
-----------------------------------------------------------
     1997       1998        1999       2000       2001
-----------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.38%, Q2 2001                   Worst Quarter: -22.47%, Q3 1998

2002 Total Return as of March 31: 13.26%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/1/96
                              1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A          17.63                 6.34               5.92

Index 1                        2.49                 7.52               7.57*

Index 2                       14.02                11.21              12.25*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

Index 2: Russell 2000 Value Index,measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forcasted growth values.

*   Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:


  David Dreman                                    Nelson Woodward
  Managing Director of the subadvisor and         Managing Director of the subadvisor and
  Co-Manager of the portfolio.                    Co-Manager of the portfolio.
   o Began investment career in 1957.              o Began investment career in 1957.
   o Joined the portfolio in 2002.                 o Joined the portfolio in 2002.
   o Founder and Chairman, Dreman Value
     Management, L.L.C. since 1977.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2001     2000^a    1999^a    1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.23    $10.85   $10.65    $12.27   $10.19
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                      .09^b     .02^b    .07^b     .09      .12
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.89       .42      .23     (1.41)    2.06
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.98       .44      .30     (1.32)    2.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --      (.06)    (.10)       --     (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --      (.30)     --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --      (.06)    (.10)     (.30)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $13.21    $11.23   $10.85    $10.65   $12.27
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           17.63      4.05     2.80    (11.25)   21.73
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       194        84       95       102       76
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .79       .82      .84       .80      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .79       .82      .83       .80      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .77       .15      .69      1.15     1.18
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   57        36       72        43       22
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy, as described herein.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or the portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

To the extent that the portfolio invests in foreign securities it could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect the portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. The actual rate paid by the portfolio for the 12 months through the most recent fiscal year end was 0.75% of the portfolio's average daily net assets.

By contract, the total annual operating expenses for the portfolio are capped at 0.84% of the portfolio's average daily net assets, until April 30, 2003.

Portfolio Subadvisor

Subadvisor for SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. manages over $6.2 billion in assets.

Effective January 18, 2002, Dreman Value Management Inc., receives a subadvisory fee at an annualized rate of 0.375% of the average daily net assets for SVS Dreman Small Cap Value Portfolio. In addition, Dreman Value Management may receive additional fees from the advisor in the event that sales targets for the increase of assets under management are not met during specified measurement periods.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Buying and Selling Shares

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

For the portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:

            TOTAL ASSETS - TOTAL LIABILITIES
           ----------------------------------        = NAV
           TOTAL NUMBER OF SHARES OUTSTANDING


We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, the portfolio's value for a security is likely to be different from the last quoted market prices.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. For the portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series II


o  Scudder Government Securities Portfolio

o  Scudder Growth Portfolio

o  Scudder High Yield Portfolio

o  Scudder Money Market Portfolio

o  Scudder Total Return Portfolio



Prospectus

May 1, 2002


Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents



How the Portfolios Work                                           Your Investment in the Portfolios

  3   Scudder Government Securities Portfolio                      22   Buying and Selling Shares

  7   Scudder Growth Portfolio                                     22   How the Portfolios Calculate Share Price

 10   Scudder High Yield Portfolio                                 23   Distributions

 13   Scudder Money Market Portfolio                               23   Taxes

 16   Scudder Total Return Portfolio

 20   Other Policies and Risks

 21   Investment Advisor

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o    direct obligations of the U.S. Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities.

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers or other matters

o    derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    5.92        6.48      -2.74       18.98       2.56       8.96       7.03        0.68      10.93       7.48
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992

2002 Total Return as of March 31: 0.73%


Average Annual Total Returns (%) as of 12/31/2001

                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A          7.48                6.96                 6.48

Index                         8.25                7.49                 7.22
------------------------------------------------------------------------------

Index: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 2000 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Scott Dolan                                           Sean McCaffrey
  Senior Vice President of Deutsche Asset Management    CFA, Managing Director of Deutsche Asset
  and Lead Manager of the portfolio.                    Management and Portfolio Manager of the
   o Joined Deutsche Asset Management in 1989 and       portfolio.
     the portfolio in 1998.                              o Joined Deutsche Asset Management in 1996
   o Over 13 years of investment industry experience.      after five years of experience as fixed
   o MS, Boston College.                                   income analyst specializing in synthetic GIC
                                                           bond portfolios at Fidelity Investments.
  John Dugenske                                          o Portfolio manager for Stable Value
  CFA, Managing Director of Deutsche Asset                 strategies, responsible for overseeing the
  Management and Portfolio Manager of the portfolio.       group's stable value and bond index efforts
   o Joined Deutsche Asset Management in 1998 and          in asset-backed and mortgage-backed
     the portfolio in 1998.                                securities as well as other financial
   o Over 12 years of investment industry experience.      instruments underlying synthetic GICs: New
   o MSME, University of Illinois.                         York.
   o MBA, University of Illinois.                        o MBA, Yale University.
                                                         o Joined the portfolio in 2002.

                                                        William Chepolis
                                                        CFA, Senior Vice President of Deutsche
                                                        Asset Management and Portfolio Manager of the
                                                        portfolio.
                                                         o Joined Deutsche Asset Management in
                                                           1998 and the portfolio in 2002.
                                                         o Previously worked at Norwest Bank
                                                           Minnesota, N.A. (now Wells Fargo Bank) as
                                                           a portfolio manager (1983-1988,
                                                           1993-1998) and foreign exchange
                                                           currency and option trader (1988-1995).



Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2001^c     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.96    $11.56   $12.08    $12.07   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .61^b     .75^b    .72^b     .62      .84
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .25       .45     (.64)      .19      .16
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .86      1.20      .08       .81     1.00
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             7.48     10.93      .68      7.03     8.96
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        305       152      146       123       87
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .60       .61      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .60       .60      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.06      6.60     6.13      6.27     7.12
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   334       173      150       142      179
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

^c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Scudder Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large U.S. companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2001, the Russell 1000 Growth Index had a median market capitalization of $3.6 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

Based on the above analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The managers intend to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may at times not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    3.58       14.62      -4.62       32.97      21.63      21.34       15.10      37.12      -19.06     -22.34
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998

2002 Total Return as of March 31: -2.14%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -22.34                 3.78                 8.29

Index 1                      -20.42                 8.27                10.79

Index 2                      -11.87                10.70                12.94
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 2: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                                       Jesse Stuart
  CFA, Managing Director of Deutsche Asset              Senior Vice President of Deutsche Asset
  Management and Co-Manager of the portfolio.           Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1983 and        o Joined Deutsche Asset Management in 1996 and
     the portfolio in 2002.                                the portfolio in 2002.
   o Over 21 years of investment industry experience.    o Over 6 years of investment industry
   o MBA, Wharton Business School, University of           experience.
     Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001    2000^a     1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $30.12    $40.54    $29.57    $30.01   $33.71
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .03^b    (.01)^b   (.01)^b    .07      .12
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.75)    (6.81)    10.98      4.59     4.48
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.72)    (6.82)    10.97      4.66     4.60
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.03)        --       --      (.10)    (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.31)    (3.60)       --     (5.00)   (8.10)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                         (.01)       --        --        --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.35)    (3.60)       --     (5.10)   (8.30)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $21.05    $30.12    $40.54    $29.57   $30.01
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (22.34)   (19.06)    37.12     15.10    21.34
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       420       583       738       629      563
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .63       .65       .66       .66      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .13      (.03)     (.04)      .28      .42
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   73        65        87       109      170
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder High Yield Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, the portfolio generally invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 80% of total assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Because the economy has a strong impact on corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o    currency fluctuations could cause foreign investments to lose value

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

   17.75       19.99      -2.24       17.40      14.06      11.61       1.45        2.15      -8.68       2.63
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 10.85%, Q1 1992                   Worst Quarter: -6.66%, Q3 1998

2002 Total Return as of March 31: 1.72%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          2.63                 1.63                 7.20

Index 1                      19.33                 9.61                11.74

Index 2                       6.16                 3.20                 7.88
--------------------------------------------------------------------------------

Index 1: Salomon Smith Barney Long-Term High Yield Bond Index, a measure of the total return of high yield bond issues with a par value of at least $50 million and a remaining maturity of at least ten years.

Index 2: CSFB High Yield Index (formerly DLJ High Yield Index), an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by S&P and Moody's.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Andrew Cestone                                        Harry Resis, Jr.
  Director of Deutsche Asset Management and             Managing Director of Deutsche Asset Management
  Co-Manager of the portfolio.                          and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 and        o Joined Deutsche Asset Management in 1988 to
     the portfolio in 2002.                                direct the fixed income department's taxable
   o Prior to that, investment analyst, Phoenix            fixed-income trading.
     Investment Partners, from 1997 to 1998; prior       o Over 34 years of investment industry
     to that, credit officer, asset based lending          experience.
     group, Fleet Bank, from 1995 to 1997.               o Joined the portfolio in 1992.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Yield Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001^a     2000^b    1999^b     1998^b    1997^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 9.16    $11.46   $12.27    $12.96   $12.81
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .84^c    1.14^c   1.22^c    1.06     1.16
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (.59)    (2.04)    (.93)     (.85)     .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .25      (.90)     .29       .21     1.35
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (1.28)    (1.40)   (1.10)     (.90)   (1.20)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (1.28)    (1.40)   (1.10)     (.90)   (1.20)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.13    $ 9.16   $11.46    $12.27   $12.96
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             2.63     (8.68)    2.15      1.45    11.61
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        335       309      396       442      391
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .70       .68      .67       .65      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    9.89     11.23    10.40      9.36     9.20
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    77        54       42        74       90
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c   Based on average shares outstanding during the period.

Scudder Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the U.S. government, corporations and municipalities. The portfolio typically invests more than 25% of net assets in government securities and instruments issued by domestic breaks. However, everything the portfolio buys must meet the rules for money market fund investments (see below).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market portfolios are generally considered to have lower risks than other types of mutual fund portfolios. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important factor affecting the portfolio's performance is market interest rates. The portfolio's yield tends to reflect current short-term interest rates, which means that when these rates decline, the portfolio's yield generally declines as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o over time, inflation may erode the real value of an investment in the portfolio

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    3.43        2.85       3.95       5.66        5.03       5.25       5.15        4.84       6.10       3.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.51%, Q4 2001

2002 Total Return as of March 31: 0.34%


Average Annual Total Returns (%) as of 12/31/2001

                               1 Year             5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A            3.75                5.01                4.59
--------------------------------------------------------------------------------

7-day yield as of December 31, 2001: 1.58%


The Portfolio Manager

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                      .037      .059     .050      .050     .050
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .037      .059     .050      .050     .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.037)    (.059)   (.050)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.037)    (.059)   (.050)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             3.75      6.10     4.84      5.15     5.25
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        671       279      231       152      100
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .55       .58      .54       .54      .55
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    3.39      5.94     4.77      5.02     5.14
---------------------------------------------------------------------------------------------------------------------------

Scudder Total Return Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio will normally sell a stock when it reaches a target price or when the managers believe its fundamental qualities have deteriorated.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices decline, the value of your investment is likely to decline as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a decline in bond prices and, in turn, a decline in the value of your investment. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, the relative attractiveness of stocks and bonds or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o growth stocks may be out of favor for certain periods o a bond could decline in credit quality or go into default o derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    1.69       12.11      -9.49       25.97      16.76      19.96       15.14      14.81      -2.63       -6.09
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -8.73%, Q3 2001

2002 Total Return as of March 31: -0.49%

Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          -6.09                 7.72                 8.21
Index 1                      -11.87                10.70                12.94
Index 2                        8.50                 7.37                 7.27
Index 3                      -20.42                 8.27                10.79
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average orientation.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  William Gadsden                              Daniel Taylor                           Andrew Cestone
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche         Director of Deutsche Asset Management
  Management and Lead Manager of the           Asset Management and Portfolio          and Portfolio Manager of the portfolio.
  portfolio.                                   Manager of the portfolio.                o Joined Deutsche Asset Management in
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management        1998 and the portfolio in 2002.
     1983 and the portfolio in 2002.              in 1998 and the portfolio in 2002.    o Prior to that, investment analyst,
   o Over 21 years of investment industry       o Prior to that, fixed income             Phoenix Investment Partners, from
     experience.                                  portfolio manager, asset backed         1997 to 1998. Prior to that, credit
   o MBA, Wharton Business School,                securities analyst and senior           officer, asset based lending group,
     University of Pennsylvania.                  credit analyst, CoreStates              Fleet Bank, from 1995 to 1997.
                                                  Investment Advisors (1992-1998).
  J. Christopher Gagnier                        o Analyst specializing in              Brett Diment
  Director of Deutsche Asset Management and       asset-backed securities and          Managing Director of Deutsche Asset
  Portfolio Manager of the portfolio.             government securities.               Management and Consultant to the
   o Joined Deutsche Asset Management in                                               portfolio.
     1997 and the portfolio in 2002.           David Baldt                              o Joined Deutsche Asset Management in
   o Prior to that, portfolio manager,         CFA, Managing Director of Deutsche         1991 and the portfolio in 2002.
     Paine Webber (1984-1997).                 Asset Management and Portfolio           o Over 12 years of investment industry
   o Analyst specializing in asset-backed      Manager of the portfolio.                  experience.
     securities and government investments.     o Joined Deutsche Asset Management      o Head of Emerging Market Debt for
                                                  in 1989 and the portfolio in 2002.      London Fixed Income and responsible
  Warren Davis                                  o Chief Investment Officer of the         for coordinating research into
  Director of Deutsche Asset Management and       Fixed Income Fund Group.                Continental European Markets and
  Portfolio Manager of the portfolio.                                                     managing global fixed income,
   o Joined Deutsche Asset Management in       Thomas Flaherty                            balanced and cash based portfolios:
     1995 and the portfolio in 2002.           Director of Deutsche Asset                 London.
   o Analyst specializing in mortgage- and     Management and Portfolio Manager of
     asset-backed securities.                  the portfolio.                          Timothy Vile
   o MBA, Drexel University.                    o Joined Deutsche Asset Management     Director of Deutsche Asset Management
                                                  in 1995 and the portfolio in 2002.   and Consultant to the portfolio.
  Gary Bartlett                                 o Analyst specializing in corporate     o Joined Deutsche Asset Management in
  CFA, Director of Deutsche Asset                 bonds and mortgages.                    1991 with 6 years of investment
  Management and Portfolio Manager of the                                                 industry experience that included
  portfolio.                                   Janet Campagna                             portfolio manager for fixed income
   o Joined Deutsche Asset Management in       Managing Director of Deutsche Asset        portfolios at Equitable Capital
     1992 and the portfolio in 2002.           Management and Portfolio Manager of        Management.
   o Analyst specializing in taxable           the portfolio.                           o Portfolio manager for Enhanced Fixed
     municipal and government investments.      o Joined Deutsche Asset Management        Income: London.
   o MBA, Drexel University.                      in 1999 and the portfolio in 2002.    o Joined the portfolio in 2002.
                                                o Head of global and tactical asset
                                                  allocation.
                                                o Investment strategist and
                                                  manager of the asset
                                                  allocation strategies group
                                                  for Barclays Global Investors
                                                  from 1994 to 1999.
                                                o Over ten years of investment
                                                  industry experience.
                                                o Master's degree in Social Science
                                                  from California Institute of
                                                  Technology.
                                                o Ph.D, Political Science from
                                                  University of California at
                                                  Irvine.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001^a   2000^b   1999^b    1998^b    1997^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $25.91    $28.82   $27.35    $28.22   $28.15
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                      .61^c     .74^c    .84^c     .86      .90
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.20)    (1.40)    3.03      3.17     3.77
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (1.59)     (.66)    3.87      4.03     4.67
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.80)     (.90)    (.90)     (.90)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.95)    (1.35)   (1.50)    (4.00)   (3.70)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (1.75)    (2.25)   (2.40)    (4.90)   (4.60)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $22.57    $25.91   $28.82    $27.35   $28.22
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (6.09)    (2.63)   14.81     15.14    19.96
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       861       851      952       865      787
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .58       .61      .61       .60      .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.63      2.75     3.12      3.33     3.32
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  115       107       80        81      122
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Government Securities Portfolio

Scudder High Yield Portfolio

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end (annualized for the portfolios with less than 12 months of operation), as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------

Scudder Government Securities Portfolio                             0.55%

Scudder Growth Portfolio                                            0.60%

Scudder High Yield Portfolio                                        0.60%

Scudder Money Market Portfolio                                      0.50%

Scudder Total Return Portfolio                                      0.55%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                       TOTAL ASSETS - TOTAL LIABILITIES
                       ----------------------------------        = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING


Except with Scudder Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from the last quoted market prices. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102

(800) 778-1482                               (202) 942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series II


o  Scudder Contrarian Value Portfolio

o  Scudder Government Securities Portfolio

o  Scudder Growth Portfolio

o  Scudder High Yield Portfolio

o  Scudder International Select Equity Portfolio

o  Scudder Investment Grade Bond Portfolio

o  Scudder Money Market Portfolio

o  Scudder Small Cap Growth Portfolio

o  Scudder Technology Growth Portfolio

o  Scudder Total Return Portfolio

o  SVS Dreman Small Cap Value Portfolio

o  SVS Focus Value+Growth Portfolio





Prospectus

May 1, 2002


Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents



How the Portfolios Work                                                                  Your Investment in the Portfolios

  3   Scudder Contrarian Value                36   SVS Dreman Small Cap Value             45   Buying and Selling Shares
      Portfolio                                    Portfolio
                                                                                          45   How the Portfolios Calculate
  6   Scudder Government                      39   SVS Focus Value+Growth                      Share Price
      Securities Portfolio                         Portfolio
                                                                                          46   Distributions
 10   Scudder Growth Portfolio                42   Other Policies and Risks
                                                                                          46   Taxes
 13   Scudder High Yield Portfolio            43   Investment Advisor

 16   Scudder International Select            44   Portfolio Subadvisors
      Equity Portfolio

 19   Scudder Investment Grade
      Bond Portfolio

 23   Scudder Money Market
      Portfolio

 26   Scudder Small Cap Growth
      Portfolio

 29   Scudder Technology Growth
      Portfolio

 32   Scudder Total Return Portfolio


How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Contrarian Value Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

The portfolio normally invests at least 65% of total assets in common stocks and other equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000 Value Index (as of December 31, 2001, the Russell 1000 Value Index had a median market capitalization of $3.6 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses in one or more sectors, any factors affecting those sectors could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

     30.38       19.26      -10.21     16.13       1.87
------------------------------------------------------------
      1997       1998        1999       2000       2001
------------------------------------------------------------

For the periods included in the bar chart:
Best Quarter: 15.90%, Q4 2000                   Worst Quarter: -13.74%, Q3 1999
2002 Total Return as of March 31: 4.76%


Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/1/96
                              1 Year          5 Years           Life of Class
------------------------------------------------------------------------------
Portfolio -- Class A           1.87            10.56              12.39
Index 1                      -11.87            10.70              12.12*
Index 2                       -5.59            11.13              12.45*
------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2 Russell 1000 Value Index, which consists of those stocks in the Russell 1000 Index that have a less-than-average growth orientation.

*    Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Thomas Sassi                                          Frederick L. Gaskin
  Managing Director of Deutsche Asset Management.       Senior Vice President of Deutsche Asset
   o Joined Deutsche Asset Management in 1990 and       Management.
     the portfolio in 1997.                              o Joined Deutsche Asset Management in 1989 and
   o Over 31 years of investment industry experience.      the portfolio in 1997.
   o MBA, Hofstra University.                            o Over 16 years of investment industry
                                                           experience.
                                                         o MBA, Babcock Graduate School of Management at
                                                           Wake Forest University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Contrarian Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                  2001     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.40    $14.70   $17.57    $15.18   $11.74
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .23^b     .30^b   .37^b      .26      .31
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .01      1.40   (1.94)      2.63     3.23
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .24      1.70   (1.57)      2.89     3.54
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.24)     (.40)   (.30)      (.10)    (.10)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --     (2.60)  (1.00)      (.40)      --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.24)    (3.00)  (1.30)      (.50)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $13.40    $13.40  $14.70     $17.57   $15.18
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             1.87     16.13  (10.21)     19.26    30.38
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        257       219     237        264      162
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .79       .80     .81        .78      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .79       .80     .80        .78      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.75      2.55    2.14       2.02     2.38
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    72        56      88         57       46
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder Government Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o    direct obligations of the U.S. Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities.

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers or other matters

o    derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    5.92        6.48      -2.74       18.98       2.56       8.96       7.03        0.68      10.93       7.48
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992

2002 Total Return as of March 31: 0.73%


Average Annual Total Returns (%) as of 12/31/2001

                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A          7.48                6.96                 6.48

Index                         8.25                7.49                 7.22
------------------------------------------------------------------------------

Index: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 2000 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Scott Dolan                                           Sean McCaffrey
  Senior Vice President of Deutsche Asset Management    CFA, Managing Director of Deutsche Asset
  and Lead Manager of the portfolio.                    Management and Portfolio Manager of the
   o Joined Deutsche Asset Management in 1989 and       portfolio.
     the portfolio in 1998.                              o Joined Deutsche Asset Management in 1996
   o Over 13 years of investment industry experience.      after five years of experience as fixed
   o MS, Boston College.                                   income analyst specializing in synthetic GIC
                                                           bond portfolios at Fidelity Investments.
  John Dugenske                                          o Portfolio manager for Stable Value
  CFA, Managing Director of Deutsche Asset                 strategies, responsible for overseeing the
  Management and Portfolio Manager of the portfolio.       group's stable value and bond index efforts
   o Joined Deutsche Asset Management in 1998 and          in asset-backed and mortgage-backed
     the portfolio in 1998.                                securities as well as other financial
   o Over 12 years of investment industry experience.      instruments underlying synthetic GICs: New
   o MSME, University of Illinois.                         York.
   o MBA, University of Illinois.                        o MBA, Yale University.
                                                         o Joined the portfolio in 2002.

                                                        William Chepolis
                                                        CFA, Senior Vice President of Deutsche
                                                        Asset Management and Portfolio Manager of the
                                                        portfolio.
                                                         o Joined Deutsche Asset Management in
                                                           1998 and the portfolio in 2002.
                                                         o Previously worked at Norwest Bank
                                                           Minnesota, N.A. (now Wells Fargo Bank) as
                                                           a portfolio manager (1983-1988,
                                                           1993-1998) and foreign exchange
                                                           currency and option trader (1988-1995).



Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2001^c     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.96    $11.56   $12.08    $12.07   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .61^b     .75^b    .72^b     .62      .84
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .25       .45     (.64)      .19      .16
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .86      1.20      .08       .81     1.00
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             7.48     10.93      .68      7.03     8.96
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        305       152      146       123       87
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .60       .61      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .60       .60      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.06      6.60     6.13      6.27     7.12
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   334       173      150       142      179
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

^c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Scudder Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large U.S. companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2001, the Russell 1000 Growth Index had a median market capitalization of $3.6 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

Based on the above analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The managers intend to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may at times not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    3.58       14.62      -4.62       32.97      21.63      21.34       15.10      37.12      -19.06     -22.34
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998

2002 Total Return as of March 31: -2.14%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -22.34                 3.78                 8.29

Index 1                      -20.42                 8.27                10.79

Index 2                      -11.87                10.70                12.94
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 2: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                                       Jesse Stuart
  CFA, Managing Director of Deutsche Asset              Senior Vice President of Deutsche Asset
  Management and Co-Manager of the portfolio.           Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1983 and        o Joined Deutsche Asset Management in 1996 and
     the portfolio in 2002.                                the portfolio in 2002.
   o Over 21 years of investment industry experience.    o Over 6 years of investment industry
   o MBA, Wharton Business School, University of           experience.
     Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001    2000^a     1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $30.12    $40.54    $29.57    $30.01   $33.71
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .03^b    (.01)^b   (.01)^b    .07      .12
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.75)    (6.81)    10.98      4.59     4.48
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.72)    (6.82)    10.97      4.66     4.60
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.03)        --       --      (.10)    (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.31)    (3.60)       --     (5.00)   (8.10)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                         (.01)       --        --        --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.35)    (3.60)       --     (5.10)   (8.30)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $21.05    $30.12    $40.54    $29.57   $30.01
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (22.34)   (19.06)    37.12     15.10    21.34
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       420       583       738       629      563
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .63       .65       .66       .66      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .13      (.03)     (.04)      .28      .42
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   73        65        87       109      170
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder High Yield Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, the portfolio generally invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 80% of total assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Because the economy has a strong impact on corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o    currency fluctuations could cause foreign investments to lose value

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

   17.75       19.99      -2.24       17.40      14.06      11.61       1.45        2.15      -8.68       2.63
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 10.85%, Q1 1992                   Worst Quarter: -6.66%, Q3 1998

2002 Total Return as of March 31: 1.72%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          2.63                 1.63                 7.20

Index 1                      19.33                 9.61                11.74

Index 2                       6.16                 3.20                 7.88
--------------------------------------------------------------------------------

Index 1: Salomon Smith Barney Long-Term High Yield Bond Index, a measure of the total return of high yield bond issues with a par value of at least $50 million and a remaining maturity of at least ten years.

Index 2: CSFB High Yield Index (formerly DLJ High Yield Index), an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by S&P and Moody's.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Andrew Cestone                                        Harry Resis, Jr.
  Director of Deutsche Asset Management and             Managing Director of Deutsche Asset Management
  Co-Manager of the portfolio.                          and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 and        o Joined Deutsche Asset Management in 1988 to
     the portfolio in 2002.                                direct the fixed income department's taxable
   o Prior to that, investment analyst, Phoenix            fixed-income trading.
     Investment Partners, from 1997 to 1998; prior       o Over 34 years of investment industry
     to that, credit officer, asset based lending          experience.
     group, Fleet Bank, from 1995 to 1997.               o Joined the portfolio in 1992.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Yield Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001^a     2000^b    1999^b     1998^b    1997^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 9.16    $11.46   $12.27    $12.96   $12.81
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .84^c    1.14^c   1.22^c    1.06     1.16
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (.59)    (2.04)    (.93)     (.85)     .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .25      (.90)     .29       .21     1.35
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (1.28)    (1.40)   (1.10)     (.90)   (1.20)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (1.28)    (1.40)   (1.10)     (.90)   (1.20)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.13    $ 9.16   $11.46    $12.27   $12.96
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             2.63     (8.68)    2.15      1.45    11.61
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        335       309      396       442      391
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .70       .68      .67       .65      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    9.89     11.23    10.40      9.36     9.20
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    77        54       42        74       90
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c   Based on average shares outstanding during the period.

Scudder International Select Equity Portfolio formerly Scudder International Research Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio seeks to achieve its investment objective by investing in a focused list of approximately 40 stocks that the portfolio managers believe have the greatest upside potential on a rolling 12 month basis. The portfolio managers use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index, such as Germany, Australia, Singapore and Japan. The portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

To further narrow the pool of potential stocks, the managers use bottom-up analysis, looking for companies that seem poised for business improvement, whether through a rebound in their markets, a change in business strategy or other factors.

The managers also draw on fundamental investment research to assemble the portfolio, looking at earnings, management and other factors of the qualifying stocks. Additionally, the managers assess the economic outlooks for various industries and the risk characteristics and potential volatility of each stock.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes. The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The portfolio will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 20% of net assets in investment-grade debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When foreign stock prices fall, you should expect the value of your investment to fall as well. To the extent that the portfolio emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons that include political and economic uncertainties, less liquid securities markets and a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o a bond could fall in credit quality, go into default or be paid off earlier than expected, which could hurt the portfolio's performance

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a diversified international portfolio whose strategy focuses on the advisor's top research recommendations.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

     32.79      -3.59       12.83      16.49       9.46       10.02      45.71      -20.49     -24.43
---------------------------------------------------------------------------------------------------------
      1993       1994       1995        1996       1997       1998        1999       2000       2001
---------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2002 Total Return as of March 31: 0.76%

Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 1/6/92
                             1 Year              5 Years           Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A        -24.43                 1.07                 5.84

Index                       -21.44                 0.89                 4.46*
--------------------------------------------------------------------------------

Index: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

*   Since 12/31/1991

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Elizabeth van Caloen                      Alicia Damley                            Ahmad Zuaiter
  Managing Director of Deutsche Asset       CFA, Vice President of Deutsche Asset    Vice President of Deutsche Asset
  Management and Co-Manager of the          Management and Co-Manager of the         Management and Co-Manager of the
  portfolio.                                portfolio.                               portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management       o Joined Deutsche Asset Management
     1987 and the portfolio in 2001.           in 2001 and the portfolio in 2002.       in 2000 and the portfolio in 2002.
   o Responsible for Japanese research,      o Global equity analyst specializing     o Global research analyst
     focusing on consumer goods, retail        in European insurance stocks.            responsible for Middle East and
     and pharmaceutical companies.           o Prior to that, DuPont Capital            North Africa Region.
   o MA, Indiana University.                   Management, portfolio analyst in       o Prior to that, EFG-Hermes,
   o MA, Princeton University.                 international equities; Deloitte         Manager, Regional & GDR Trading;
   o MBA, New York University.                 Touche Tohmatsu; analyst of global       Arabian General Investment
                                               financial services companies.            Corporation, portfolio manager,
                                             o MBA, University of Toronto.              Capital Markets; Merrill Lynch &
                                             o Chartered Accountant (U.S. CPA           Company, Inc., Associate
                                               equivalent).                             International Equity Trading.
                                                                                      o MBA, Harvard Business School.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. rior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder International Select Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.73    $21.45   $17.00    $16.15   $15.64
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .05^b     .08^b    .07^b     .17      .11
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.46)    (3.90)    6.73      1.48     1.30
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.41)    (3.82)    6.80      1.65     1.41
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.10)       --     (.20)     (.20)    (.20)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (1.98)    (2.90)   (2.15)     (.60)    (.70)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.08)    (2.90)   (2.35)     (.80)    (.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 9.24    $14.73   $21.45    $17.00   $16.15
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (24.43)   (20.49)   45.71     10.02     9.46
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        121       179      252       213      200
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .92       .84      .94       .93      .91
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .44       .47      .40       .96      .71
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   145        87      136        90       79
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder Investment Grade Bond Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income.

The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of the top four grades of credit quality.

The portfolio can buy many types of income-producing securities, among them corporate bonds, U.S. government and agency bonds, high quality commercial paper, obligations of the Canadian government or its instrumentalities (payable in U.S. dollars), bank certificates of deposit of domestic or Canadian chartered banks with deposits in excess of $1 billion and cash and cash equivalents. Generally, the portfolio invests in U.S. bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio managers use independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The managers also consider valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Credit Quality Policies

Although the portfolio invests primarily in bonds of the top four grades of credit quality, it could invest up to 20% of net assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. Changes in interest rates will also affect the portfolio's yield: when rates fall, the portfolio's yield tends to fall as well.

Because the economy affects corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want exposure to the corporate bond market through a diversified investment portfolio that seeks high current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

     9.04       7.93       -2.06       9.90       5.71
-----------------------------------------------------------
     1997       1998        1999       2000       2001
-----------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 3.87%, Q4 2000                    Worst Quarter: -1.23%, Q2 1999

2002 Total Return as of March 31: -0.83%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/1/96
                              1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A           5.71                 6.01               5.94
Index                          8.50                 7.37               7.59*
--------------------------------------------------------------------------------

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

*    Since 4/30/1996

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  David Baldt                                  Daniel Taylor                              Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche Asset      Managing Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the           Management and Consultant to the
  portfolio.                                   portfolio.                                 portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
     1989 and the portfolio in 2002.              1998 and the portfolio in 2002.            1991 and the portfolio in 2002.
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income              o Over 12 years of investment industry
     Income Fund Group.                           portfolio manager, asset-backed            experience.
                                                  securities analyst and senior credit     o Head of Emerging Market Debt for
  J. Christopher Gagnier                          analyst, CoreStates Investment             London Fixed Income and responsible
  Director of Deutsche Asset Management and       Advisors, from 1992 to 1998.               for coordinating research into
  Co-Manager of the portfolio.                                                               Continental European Markets and
   o Joined Deutsche Asset Management in        Thomas Flaherty                              managing global fixed income,
     1997 and the portfolio in 2002.            Director of Deutsche Asset Management        balanced and cash based portfolios:
   o Prior to that, portfolio manager,          and Co-Manager of the portfolio.             London.
     Paine Webber (1984-1997).                  o Joined Deutsche Asset Management in
   o Analyst specializing in asset-backed         1995 and the portfolio in 2002.         Timothy Vile
     securities and government investments.     o Analyst specializing in corporate       Director of Deutsche Asset Management
                                                  bonds and mortgages.                    and Consultant to the portfolio.
  Gary Bartlett                                                                            o Joined Deutsche Asset Management in
  CFA, Director of Deutsche Asset              Andrew Cestone                                1991 with 6 years that included
  Management and Co-Manager of the             Director of Deutsche Asset Management         portfolio manager for fixed income
  portfolio.                                   and Co-Manager of the portfolio.              portfolios at Equitable Capital
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in        Management.
     1992 and the portfolio in 2002.              1998 and the portfolio in 2002.          o Portfolio manager for Enhanced Fixed
   o Analyst specializing in taxable            o Prior to that, Investment Analyst,         Income: London.
     municipal and government investments.        Phoenix Investment Partners, from        o Joined the portfolio in 2002.
   o MBA, Drexel University.                      1997 to 1998. Prior to that, Credit
                                                  Officer, asset based lending group,
  Warren Davis                                    Fleet Bank, from 1995 to 1997.
  Director of Deutsche Asset
  Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in
     1995 and the portfolio in 2002.
   o Analyst specializing in mortgage-
     and asset-backed securities.
   o MBA, Drexel University.
   o Analyst specializing in asset-backed
     securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Investment Grade Bond Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                  2001^c     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.45    $11.00   $11.65    $11.18   $10.36
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .62^b     .69^b    .60^b     .32      .66
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .01^d     .36     (.85)      .55      .26
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .63      1.05     (.25)      .87      .92
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.60)     (.60)    (.30)     (.30)    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.10)     (.10)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.60)     (.60)    (.40)     (.40)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.48    $11.45   $11.00    $11.65   $11.18
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.71      9.90    (2.06)     7.93     9.04
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        134        78       71        52       16
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .64       .68      .65       .67      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .64       .67      .65       .67      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.46      6.36     5.42      5.50     6.23
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   176       311      131       130      311
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

^c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

Scudder Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the U.S. government, corporations and municipalities. The portfolio typically invests more than 25% of net assets in government securities and instruments issued by domestic breaks. However, everything the portfolio buys must meet the rules for money market fund investments (see below).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market portfolios are generally considered to have lower risks than other types of mutual fund portfolios. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important factor affecting the portfolio's performance is market interest rates. The portfolio's yield tends to reflect current short-term interest rates, which means that when these rates decline, the portfolio's yield generally declines as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o over time, inflation may erode the real value of an investment in the portfolio

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    3.43        2.85       3.95       5.66        5.03       5.25       5.15        4.84       6.10       3.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.51%, Q4 2001

2002 Total Return as of March 31: 0.34%


Average Annual Total Returns (%) as of 12/31/2001

                               1 Year             5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A            3.75                5.01                4.59
--------------------------------------------------------------------------------

7-day yield as of December 31, 2001: 1.58%


The Portfolio Manager

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                      .037      .059     .050      .050     .050
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .037      .059     .050      .050     .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.037)    (.059)   (.050)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.037)    (.059)   (.050)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             3.75      6.10     4.84      5.15     5.25
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        671       279      231       152      100
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .55       .58      .54       .54      .55
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    3.39      5.94     4.77      5.02     5.14
---------------------------------------------------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2001, the Russell 2000 Growth Index had a median market capitalization of $4.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

       30.07      28.04      34.20       18.37      34.56      -10.71     -28.91
------------------------------------------------------------------------------------
       1995        1996       1997       1998        1999       2000       2001
------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2002 Total Return as of March 31: -6.94%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/2/94
                             1 Year              5 Years           Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A         -28.91                 6.33                11.81
Index 1                       -9.23                 2.87                 7.21*
Index 2                        2.49                 7.52                10.54*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

*   Since 4/30/1994

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Sewall Hodges                                Peter Chin                                 Roy McKay
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche         CFA, Managing Director of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of the     Asset Management and Co-Manager of the
  portfolio.                                   portfolio.                                 portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
     1995 and the portfolio in 2002.              1973 and the portfolio in 2002.            1988 and the portfolio in 2002.
   o Over 24 years of investment industry       o Over 33 years of investment industry     o Over 36 years of investment industry
     experience.                                  experience.                                experience.
   o MBA, Wharton Business School,              o MBA, Columbia University Graduate        o MBA, Wharton Business School,
     University of Pennsylvania.                  School of Business.                        University of Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001     2000^a     1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $21.64   $26.54    $19.71    $19.69   $16.77
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                              (.02)^b   (.09)^b   (.06)^b     --      .04
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.27)    (2.01)     6.89      3.42     4.88
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.29)    (2.10)     6.83      3.42     4.92
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --       --        --         --    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.52)    (2.80)      --      (3.40)   (1.90)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                         (.03)       --       --         --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.55)    (2.80)      --      (3.40)   (2.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.80    $21.64    $26.54    $19.71   $19.69
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (28.91)   (10.71)    34.56     18.37    34.20
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        232      301       264       208      137
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .68      .72       .71       .70      .71
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.12)    (.34)     (.30)     (.01)      .20
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   143      124       208       276      330
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder Technology Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies in the technology sector. This may include companies of any size that commit at least half of their assets to the technology sector, or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are aerospace, electronics, computers/software, medicine/biotechnology, geology and oceanography.

In choosing stocks, the portfolio managers look for individual companies that have robust and sustainable earnings momentum, large and growing markets, innovative products and services and strong balance sheets, among other factors.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of net assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. The fact that the portfolio focuses on one sector increases this risk, because factors affecting this sector affect portfolio performance. For example, technology companies could be hurt by such factors as market saturation, price competition and competing technologies.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

       -21.57     -32.39
----------------------------
        2000       2001
----------------------------

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001                   Worst Quarter: -33.64%, Q3 2001

2002 Total Return as of March 31: -5.36%


Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/1/99
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A                   -32.39                      -2.21

Index 1                                -31.36                      -4.94*

Index 2                                -20.42                      -9.25*

Index 3                                -28.42                     -10.88*
--------------------------------------------------------------------------------

Index 1: JP Morgan H&Q Technology Index (formerly Hambrecht & Quist Technology Index), a market capitalization-weighted index which is composed of publicly traded stocks in approximately 275 technology companies.

Index 2: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 3: Goldman Sachs Technology Index, a modified capitalization-weighted index composed of companies involved in the technology industry.**

*   Since 4/30/1999

** The portfolio seeks growth of capital through investment in common stocks of U.S. companies in the technology sector. In light of this, the portfolio's investment advisor believes that it is more appropriate to measure the portfolio's performance against the Goldman Sachs Technology Index than against the JP Morgan H&Q Technology Index or the Russell 1000 Growth Index.

In the table, total return from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Blair Treisman                            Jonathan Wild                            Stephen Scott
  Vice President of Deutsche Asset          CA, Managing Director of Deutsche        Director of Deutsche Asset Management
  Management and Lead Manager of the        Asset Management and Consultant to       and Consultant to the portfolio.
  portfolio.                                the portfolio.                            o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management         in 1996, previously serving as
     1999 and the portfolio in 2000.           in 1996, previously serving as           team leader of Software and IT
   o Prior to that, Business Services          portfolio manager and analyst for        services, London, and
     Analyst at Salomon Smith Barney           U.K. equities specializing in the        analyst/portfolio manager, Sydney,
     (1999); Senior Research Analyst and       Telecoms sector, London, after 9         after 1 year of experience as
     Hedge Fund Manager at Midtown             years of experience as fund              credit analyst for Westpac Banking
     Research Group (1998-1999); Senior        manager for Finsbury Asset               Corporation; lecturer at
     Analyst, Small Cap Growth Equities        Management and analyst at BZW            Securities Institute of Australia.
     Group at Putnam Investments from          having previously qualified as a       o Head of global equity research
     1994-1998.                                chartered accountant at KPMG.            team for Software & Services
   o MBA, Columbia Graduate School of        o Head of global equity research           sector: New York.
     Business.                                 team for Hardware & Equipment          o Graduate diploma from Securities
                                               sector, based in New York: London.       Institute of Australia.
                                             o Joined the portfolio in 2002.          o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Technology Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                        2001    2000^a    1999^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $13.87   $17.77    $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                                                 .01      .04       .05
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                           (4.50)   (3.84)     7.72
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                             (4.49)   (3.80)     7.77
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                                         (.02)      --        --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                                   --     (.10)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                           (.02)    (.10)       --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $ 9.36   $13.87    $17.77
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                              (32.39)  (21.57)    77.70^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                           351      270        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                  .81      .82      1.19*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                   .81      .82       .94*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                        .12      .21       .60*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                       56      107        34*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Scudder Total Return Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio will normally sell a stock when it reaches a target price or when the managers believe its fundamental qualities have deteriorated.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices decline, the value of your investment is likely to decline as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a decline in bond prices and, in turn, a decline in the value of your investment. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, the relative attractiveness of stocks and bonds or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o growth stocks may be out of favor for certain periods o a bond could decline in credit quality or go into default o derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    1.69       12.11      -9.49       25.97      16.76      19.96       15.14      14.81      -2.63       -6.09
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -8.73%, Q3 2001

2002 Total Return as of March 31: -0.49%

Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          -6.09                 7.72                 8.21
Index 1                      -11.87                10.70                12.94
Index 2                        8.50                 7.37                 7.27
Index 3                      -20.42                 8.27                10.79
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average orientation.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  William Gadsden                              Daniel Taylor                           Andrew Cestone
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche         Director of Deutsche Asset Management
  Management and Lead Manager of the           Asset Management and Portfolio          and Portfolio Manager of the portfolio.
  portfolio.                                   Manager of the portfolio.                o Joined Deutsche Asset Management in
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management        1998 and the portfolio in 2002.
     1983 and the portfolio in 2002.              in 1998 and the portfolio in 2002.    o Prior to that, investment analyst,
   o Over 21 years of investment industry       o Prior to that, fixed income             Phoenix Investment Partners, from
     experience.                                  portfolio manager, asset backed         1997 to 1998. Prior to that, credit
   o MBA, Wharton Business School,                securities analyst and senior           officer, asset based lending group,
     University of Pennsylvania.                  credit analyst, CoreStates              Fleet Bank, from 1995 to 1997.
                                                  Investment Advisors (1992-1998).
  J. Christopher Gagnier                        o Analyst specializing in              Brett Diment
  Director of Deutsche Asset Management and       asset-backed securities and          Managing Director of Deutsche Asset
  Portfolio Manager of the portfolio.             government securities.               Management and Consultant to the
   o Joined Deutsche Asset Management in                                               portfolio.
     1997 and the portfolio in 2002.           David Baldt                              o Joined Deutsche Asset Management in
   o Prior to that, portfolio manager,         CFA, Managing Director of Deutsche         1991 and the portfolio in 2002.
     Paine Webber (1984-1997).                 Asset Management and Portfolio           o Over 12 years of investment industry
   o Analyst specializing in asset-backed      Manager of the portfolio.                  experience.
     securities and government investments.     o Joined Deutsche Asset Management      o Head of Emerging Market Debt for
                                                  in 1989 and the portfolio in 2002.      London Fixed Income and responsible
  Warren Davis                                  o Chief Investment Officer of the         for coordinating research into
  Director of Deutsche Asset Management and       Fixed Income Fund Group.                Continental European Markets and
  Portfolio Manager of the portfolio.                                                     managing global fixed income,
   o Joined Deutsche Asset Management in       Thomas Flaherty                            balanced and cash based portfolios:
     1995 and the portfolio in 2002.           Director of Deutsche Asset                 London.
   o Analyst specializing in mortgage- and     Management and Portfolio Manager of
     asset-backed securities.                  the portfolio.                          Timothy Vile
   o MBA, Drexel University.                    o Joined Deutsche Asset Management     Director of Deutsche Asset Management
                                                  in 1995 and the portfolio in 2002.   and Consultant to the portfolio.
  Gary Bartlett                                 o Analyst specializing in corporate     o Joined Deutsche Asset Management in
  CFA, Director of Deutsche Asset                 bonds and mortgages.                    1991 with 6 years of investment
  Management and Portfolio Manager of the                                                 industry experience that included
  portfolio.                                   Janet Campagna                             portfolio manager for fixed income
   o Joined Deutsche Asset Management in       Managing Director of Deutsche Asset        portfolios at Equitable Capital
     1992 and the portfolio in 2002.           Management and Portfolio Manager of        Management.
   o Analyst specializing in taxable           the portfolio.                           o Portfolio manager for Enhanced Fixed
     municipal and government investments.      o Joined Deutsche Asset Management        Income: London.
   o MBA, Drexel University.                      in 1999 and the portfolio in 2002.    o Joined the portfolio in 2002.
                                                o Head of global and tactical asset
                                                  allocation.
                                                o Investment strategist and
                                                  manager of the asset
                                                  allocation strategies group
                                                  for Barclays Global Investors
                                                  from 1994 to 1999.
                                                o Over ten years of investment
                                                  industry experience.
                                                o Master's degree in Social Science
                                                  from California Institute of
                                                  Technology.
                                                o Ph.D, Political Science from
                                                  University of California at
                                                  Irvine.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001^a   2000^b   1999^b    1998^b    1997^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $25.91    $28.82   $27.35    $28.22   $28.15
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                      .61^c     .74^c    .84^c     .86      .90
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.20)    (1.40)    3.03      3.17     3.77
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (1.59)     (.66)    3.87      4.03     4.67
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.80)     (.90)    (.90)     (.90)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.95)    (1.35)   (1.50)    (4.00)   (3.70)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (1.75)    (2.25)   (2.40)    (4.90)   (4.60)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $22.57    $25.91   $28.82    $27.35   $28.22
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (6.09)    (2.63)   14.81     15.14    19.96
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       861       851      952       865      787
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .58       .61      .61       .60      .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.63      2.75     3.12      3.33     3.32
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  115       107       80        81      122
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c   Based on average shares outstanding during the period.

SVS Dreman Small Cap Value Portfolio
formerly Scudder Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2001, the Russell 2000 Value Index had a median market capitalization of $414 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of U.S.
dollar-denominated American Depositary Receipts.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    21.73      -11.25       2.80       4.05       17.63
-----------------------------------------------------------
     1997       1998        1999       2000       2001
-----------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.38%, Q2 2001                   Worst Quarter: -22.47%, Q3 1998

2002 Total Return as of March 31: 13.26%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/1/96
                              1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A          17.63                 6.34               5.92

Index 1                        2.49                 7.52               7.57*

Index 2                       14.02                11.21              12.25*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

Index 2: Russell 2000 Value Index,measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forcasted growth values.

*   Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:


  David Dreman                                    Nelson Woodward
  Managing Director of the subadvisor and         Managing Director of the subadvisor and
  Co-Manager of the portfolio.                    Co-Manager of the portfolio.
   o Began investment career in 1957.              o Began investment career in 1957.
   o Joined the portfolio in 2002.                 o Joined the portfolio in 2002.
   o Founder and Chairman, Dreman Value
     Management, L.L.C. since 1977.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2001     2000^a    1999^a    1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.23    $10.85   $10.65    $12.27   $10.19
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                      .09^b     .02^b    .07^b     .09      .12
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.89       .42      .23     (1.41)    2.06
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.98       .44      .30     (1.32)    2.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --      (.06)    (.10)       --     (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --      (.30)     --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --      (.06)    (.10)     (.30)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $13.21    $11.23   $10.85    $10.65   $12.27
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           17.63      4.05     2.80    (11.25)   21.73
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       194        84       95       102       76
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .79       .82      .84       .80      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .79       .82      .83       .80      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .77       .15      .69      1.15     1.18
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   57        36       72        43       22
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

SVS Focus Value+Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital through a portfolio of growth and value stocks.

The portfolio normally invests at least 65% of total assets in U.S. common stocks. Although the portfolio can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). The portfolio manages risk by investing in both growth and value stocks. The portfolio seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline.

The portfolio retains two portfolio management teams dedicated to managing the growth and value portions of the portfolio, respectively. Each team focuses its investment on a core number of common stocks. Currently, it is anticipated that each team will invest in approximately 15-30 stocks.

In choosing growth stocks, the managers look for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the managers look for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as improving fundamentals and management strategy.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of growth and value stocks.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Similarly, because the portfolio isn't diversified and can invest a larger percentage of assets in a given company than a diversified portfolio, factors affecting that company could affect portfolio performance. Also, because each portfolio management team invests independently, it is possible that each team may hold the same security or both teams may favor the same industry.

It is also possible that one team may buy a security at the same time that the other team is selling it, resulting in no significant change in the overall portfolio but creating additional costs for the portfolio. Because the managers periodically rebalance the portfolio to maintain an approximately even allocation between growth and value securities, the portfolio may also incur additional costs since sales of portfolio securities may result in higher portfolio turnover.

In any given period, either growth stocks or value stocks will generally lag the other; because the portfolio invests in both, it is likely to lag any portfolio that focuses on the type of stock that outperforms during that period, and at times may lag both.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, the relative attractiveness of growth stocks and value stocks or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors with long-term goals who want to gain exposure to both growth and value stocks in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Prior to April 8, 2002, a different advisor managed the value portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

 25.47       20.17      16.52      -3.90      -14.35
--------------------------------------------------------
  1997       1998        1999       2000       2001
--------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 23.51%, Q4 1998                   Worst Quarter: -20.60%, Q3 2001

2002 Total Return as of March 31: 1.61%

Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/1/96
                              1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A         -14.35                 7.65               9.32
Index 1                      -11.87                10.70              12.12*
Index 2                      -12.45                10.50              11.82*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Russell 1000 Index, an unmanaged capitalization-weighted price only index that includes the 1000 largest capitalized U.S. companies whose common stocks are traded in the United States.

*   Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

Jennison Associates LLC is the subadvisor to the growth portion of the portfolio. The following people handle the day-to-day management:


  Spiros Segalas                               Kathleen McCarragher
   o Began investment career in 1960.           o Began investment career in 1982.
   o Joined the portfolio in 2001.              o Joined the portfolio in 2001.
   o Founder (1969), President (1993) and       o Director, Executive Vice President and
     Chief Investment Officer (1973),             Domestic Equity Investment Strategist,
     Jennison Associates.                         Jennison Associates since 1998.

Dreman Value Management, L.L.C is the subadvisor to the value portion of the portfolio. The following people handle the day-to-day management:


  David Dreman                                 F. James Hutchinson
  Lead Portfolio Manager                        o Began investment career in 1986.
   o Began investment career in 1957.           o Joined the portfolio in 2002.
   o Joined the portfolio in 2002.              o Prior to joining Dreman Value Management,
   o Founder and Chairman, Dreman Value           L.L.C. in 2000, associated with The Bank
     Management, L.L.C. since 1977.               of New York for over 30 years in both the
                                                  corporate finance and trust/investment
                                                  management areas, including President of
                                                  The Bank of New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Focus Value+Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $16.55    $18.96   $16.71    $14.25   $11.46
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .09^b     .12^b    .08^b     .08      .12
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (2.41)     (.73)    2.62      2.78     2.77
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (2.32)     (.61)    2.70      2.86     2.89
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.10)     (.10)    (.10)       --     (.10)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (1.05)    (1.70)    (.35)     (.40)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (1.15)    (1.80)    (.45)     (.40)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $13.08    $16.55   $18.96    $16.71   $14.25
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (14.35)   (3.90)    16.52     20.17    25.47
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        140       153      172       152       69
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .79       .81      .83       .78      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .79       .81      .82       .78      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .64       .66      .46       .80      .95
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   180        39      102       102       50
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Government Securities Portfolio

Scudder High Yield Portfolio

Scudder Investment Grade Bond Portfolio

Scudder Small Cap Growth Portfolio

Scudder Technology Growth Portfolio

SVS Dreman Small Cap Value Portfolio

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Contrarian Value Portfolio                                  0.75%

Scudder Government Securities Portfolio                             0.55%

Scudder Growth Portfolio                                            0.60%

Scudder High Yield Portfolio                                        0.60%

Scudder International Select Equity Portfolio                       0.75%

Scudder Investment Grade Bond Portfolio                             0.60%

Scudder Money Market Portfolio                                      0.50%

Scudder Small Cap Growth Portfolio                                  0.65%

Scudder Technology Growth Portfolio                                 0.74%

Scudder Total Return Portfolio                                      0.55%

SVS Dreman Small Cap Value Portfolio                                0.75%

SVS Focus Value+Growth Portfolio                                    0.75%
--------------------------------------------------------------------------------

By contract, the total annual operating expenses of the below portfolios are capped, as a percentage of each portfolio's average daily net assets, until April 30, 2003:

Portfolio Name                                                Expense Rate
--------------------------------------------------------------------------------
Scudder Contrarian Value Portfolio                               0.80%

Scudder Investment Grade Bond Portfolio                          0.80%

Scudder Technology Growth Portfolio                              0.95%

SVS Dreman Small Cap Value Portfolio                             0.84%

SVS Focus Value+Growth Portfolio                                 0.84%
--------------------------------------------------------------------------------

Portfolio Subadvisors

Subadvisor for SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. manages over $6.2 billion in assets.

Effective January 18, 2002, Dreman Value Management Inc., receives a subadvisory fee at an annualized rate of 0.375% of the average daily net assets for SVS Dreman Small Cap Value Portfolio. In addition, Dreman Value Management may receive additional fees from the advisor in the event that sales targets for the increase of assets under management are not met during specified measurement periods.

Subadvisors for SVS Focus Value+Growth Portfolio

Jennison Associates LLC, a wholly-owned subsidiary of The Prudential Insurance Company of America, located at 466 Lexington Avenue, New York, 10017, is the subadvisor to the growth portion of SVS Focus Value+Growth Portfolio. Jennison Associates was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2001, Jennison Associates managed approximately $62 billion on behalf of its clients.

DeIM pays Jennison Associates for acting as subadvisor to the "growth" portion of SVS Focus Value+Growth Portfolio at an annual rate based on the portion of the average combined daily net assets of the portfolio and Scudder Focus Value+Growth Fund (another fund advised by DeIM) subadvised by Jennison Associates as shown below:


Average Daily Net Assets                                      Fee Rate
--------------------------------------------------------------------------------
On the first $100 million                                      0.450%

On the next $400 million                                       0.400%

On the next $500 million                                       0.350%

On the next $1 billion                                         0.300%

Over $2 billion                                                0.250%
--------------------------------------------------------------------------------


Effective April 5, 2002 Dreman Value Management, L.L.C., 10 Exchange Place, Suite 2150, Jersey City, New Jersey, is the subadvisor for the value portion of SVS Focus Value+Growth Portfolio. Founded in 1977, Dreman Value Management L.L.C. manages over $6.2 billion in assets as of January 31, 2002.

DeIM pays Dreman Value Management for acting as the subadvisor to the value portion of the portfolio at an annual rate applied to the portion of the portfolio's average daily net assets subadvised by Dreman Value Management as shown below:

Average Daily Net Assets                                      Fee Rate
--------------------------------------------------------------------------------
On the first $250 million                                     0.4000%

On the next $250 million                                      0.3500%

On the next $500 million                                      0.3375%

Over $1 billion                                               0.3150%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
                       -----------------------------------        = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

Except with Scudder Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from the last quoted market prices. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102

(800) 778-1482                               (202) 942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series II


o  Scudder Government Securities Portfolio

o  Scudder High Yield Portfolio

o  Scudder Small Cap Growth Portfolio

o  SVS Dreman High Return Equity Portfolio



Prospectus

May 1, 2002


Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents

How the Portfolios Work                                           Your Investment in the Portfolios
  3   Scudder Government Securities Portfolio                      18   Buying and Selling Shares

  7   Scudder High Yield Portfolio                                 18   How the Portfolios Calculate Share Price

 10   Scudder Small Cap Growth Portfolio                           19   Distributions

 13   SVS Dreman High Return Equity Portfolio                      19   Taxes

 16   Other Policies and Risks

 17   Investment Advisor

 17   Portfolio Subadvisors



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o    direct obligations of the U.S. Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities.

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers or other matters

o    derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    5.92        6.48      -2.74       18.98       2.56       8.96       7.03        0.68      10.93       7.48
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992

2002 Total Return as of March 31: 0.73%


Average Annual Total Returns (%) as of 12/31/2001

                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A          7.48                6.96                 6.48

Index                         8.25                7.49                 7.22
------------------------------------------------------------------------------

Index: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 2000 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Scott Dolan                                           Sean McCaffrey
  Senior Vice President of Deutsche Asset Management    CFA, Managing Director of Deutsche Asset
  and Lead Manager of the portfolio.                    Management and Portfolio Manager of the
   o Joined Deutsche Asset Management in 1989 and       portfolio.
     the portfolio in 1998.                              o Joined Deutsche Asset Management in 1996
   o Over 13 years of investment industry experience.      after five years of experience as fixed
   o MS, Boston College.                                   income analyst specializing in synthetic GIC
                                                           bond portfolios at Fidelity Investments.
  John Dugenske                                          o Portfolio manager for Stable Value
  CFA, Managing Director of Deutsche Asset                 strategies, responsible for overseeing the
  Management and Portfolio Manager of the portfolio.       group's stable value and bond index efforts
   o Joined Deutsche Asset Management in 1998 and          in asset-backed and mortgage-backed
     the portfolio in 1998.                                securities as well as other financial
   o Over 12 years of investment industry experience.      instruments underlying synthetic GICs: New
   o MSME, University of Illinois.                         York.
   o MBA, University of Illinois.                        o MBA, Yale University.
                                                         o Joined the portfolio in 2002.

                                                        William Chepolis
                                                        CFA, Senior Vice President of Deutsche
                                                        Asset Management and Portfolio Manager of the
                                                        portfolio.
                                                         o Joined Deutsche Asset Management in
                                                           1998 and the portfolio in 2002.
                                                         o Previously worked at Norwest Bank
                                                           Minnesota, N.A. (now Wells Fargo Bank) as
                                                           a portfolio manager (1983-1988,
                                                           1993-1998) and foreign exchange
                                                           currency and option trader (1988-1995).



Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2001^c     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.96    $11.56   $12.08    $12.07   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .61^b     .75^b    .72^b     .62      .84
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .25       .45     (.64)      .19      .16
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .86      1.20      .08       .81     1.00
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             7.48     10.93      .68      7.03     8.96
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        305       152      146       123       87
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .60       .61      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .60       .60      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.06      6.60     6.13      6.27     7.12
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   334       173      150       142      179
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

^c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Scudder High Yield Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, the portfolio generally invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 80% of total assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Because the economy has a strong impact on corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o    currency fluctuations could cause foreign investments to lose value

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

   17.75       19.99      -2.24       17.40      14.06      11.61       1.45        2.15      -8.68       2.63
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 10.85%, Q1 1992                   Worst Quarter: -6.66%, Q3 1998

2002 Total Return as of March 31: 1.72%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          2.63                 1.63                 7.20

Index 1                      19.33                 9.61                11.74

Index 2                       6.16                 3.20                 7.88
--------------------------------------------------------------------------------

Index 1: Salomon Smith Barney Long-Term High Yield Bond Index, a measure of the total return of high yield bond issues with a par value of at least $50 million and a remaining maturity of at least ten years.

Index 2: CSFB High Yield Index (formerly DLJ High Yield Index), an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by S&P and Moody's.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Andrew Cestone                                        Harry Resis, Jr.
  Director of Deutsche Asset Management and             Managing Director of Deutsche Asset Management
  Co-Manager of the portfolio.                          and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 and        o Joined Deutsche Asset Management in 1988 to
     the portfolio in 2002.                                direct the fixed income department's taxable
   o Prior to that, investment analyst, Phoenix            fixed-income trading.
     Investment Partners, from 1997 to 1998; prior       o Over 34 years of investment industry
     to that, credit officer, asset based lending          experience.
     group, Fleet Bank, from 1995 to 1997.               o Joined the portfolio in 1992.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Yield Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001^a     2000^b    1999^b     1998^b    1997^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 9.16    $11.46   $12.27    $12.96   $12.81
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .84^c    1.14^c   1.22^c    1.06     1.16
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (.59)    (2.04)    (.93)     (.85)     .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .25      (.90)     .29       .21     1.35
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (1.28)    (1.40)   (1.10)     (.90)   (1.20)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (1.28)    (1.40)   (1.10)     (.90)   (1.20)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.13    $ 9.16   $11.46    $12.27   $12.96
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             2.63     (8.68)    2.15      1.45    11.61
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        335       309      396       442      391
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .70       .68      .67       .65      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    9.89     11.23    10.40      9.36     9.20
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    77        54       42        74       90
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c   Based on average shares outstanding during the period.

Scudder Small Cap Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2001, the Russell 2000 Growth Index had a median market capitalization of $4.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

       30.07      28.04      34.20       18.37      34.56      -10.71     -28.91
------------------------------------------------------------------------------------
       1995        1996       1997       1998        1999       2000       2001
------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2002 Total Return as of March 31: -6.94%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/2/94
                             1 Year              5 Years           Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A         -28.91                 6.33                11.81
Index 1                       -9.23                 2.87                 7.21*
Index 2                        2.49                 7.52                10.54*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

*   Since 4/30/1994

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Sewall Hodges                                Peter Chin                                 Roy McKay
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche         CFA, Managing Director of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of the     Asset Management and Co-Manager of the
  portfolio.                                   portfolio.                                 portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
     1995 and the portfolio in 2002.              1973 and the portfolio in 2002.            1988 and the portfolio in 2002.
   o Over 24 years of investment industry       o Over 33 years of investment industry     o Over 36 years of investment industry
     experience.                                  experience.                                experience.
   o MBA, Wharton Business School,              o MBA, Columbia University Graduate        o MBA, Wharton Business School,
     University of Pennsylvania.                  School of Business.                        University of Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001     2000^a     1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $21.64   $26.54    $19.71    $19.69   $16.77
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                              (.02)^b   (.09)^b   (.06)^b     --      .04
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.27)    (2.01)     6.89      3.42     4.88
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.29)    (2.10)     6.83      3.42     4.92
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --       --        --         --    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.52)    (2.80)      --      (3.40)   (1.90)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                         (.03)       --       --         --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.55)    (2.80)      --      (3.40)   (2.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.80    $21.64    $26.54    $19.71   $19.69
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (28.91)   (10.71)    34.56     18.37    34.20
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        232      301       264       208      137
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .68      .72       .71       .70      .71
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.12)    (.34)     (.30)     (.01)      .20
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   143      124       208       276      330
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

SVS Dreman High Return Equity Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector). The portfolio focuses on stocks of large U.S. companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.4 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of sectors and industries represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

The portfolio may invest up to 20% of net assets in U.S. dollar-denominated American Depositary Receipts and in securities of foreign companies traded principally in securities markets outside the U.S.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), particularly exchange-traded stock index futures, which offer the portfolio exposure to future stock market movements without direct ownership of stocks, although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio concentrates in one or more sectors, any factors affecting those sectors could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

             -11.16     30.52       1.69

---------------------------------------------
              1999       2000       2001
---------------------------------------------

For the periods included in the bar chart:

Best Quarter: 16.94%, Q3 2000                   Worst Quarter: -12.29%, Q3 1999

2002 Total Return as of March 31: 5.92%


Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/4/98
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio-- Class A                      1.69                       5.41
Index                                  -11.87                      2.20*
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Since 4/30/1998

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Manager

The portfolio's subadvisor is Dreman Value Management L.L.C. The following people handle the day-to-day management of the portfolio:


  David Dreman                                       F. James Hutchinson
  Managing Director of the subadvisor and            Managing Director of the subadvisor and
  Co-Manager of the portfolio.                       Co-Manager of the portfolio.
   o Began investment career in 1957.                 o Began investment career in 1986.
   o Joined the portfolio in 2001.                    o Joined the portfolio in 2002.
   o Founder and Chairman, Dreman Value               o Prior to joining Dreman Value Management,
     Management L.L.C. since 1977.                      L.L.C. in 2000, associated with The Bank of
                                                        New York for over 30 years in both the
                                                        corporate finance and trust/investment
                                                        management areas, including President of
                                                        The Bank of New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman High Return Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                             2001     2000^a    1999^a   1998^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $10.77    $ 8.96   $10.28    $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                                .19^c     .26^c    .26^c     .08
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                  (.01)     2.25    (1.38)      .20
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                     .18      2.51    (1.12)      .28
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                               (.14)     (.20)    (.10)       --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                         --      (.50)    (.10)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                 (.14)     (.70)    (.20)       --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $10.81    $10.77   $ 8.96    $10.28
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                      1.69     30.52   (11.16)     2.80^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                 443       168      113        59
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                        .82       .85      .86      1.20*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                         .82       .84      .86       .87*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                             1.78      2.85     2.57      2.77*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                             16        37       24         5*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Government Securities Portfolio

Scudder High Yield Portfolio

Scudder Small Cap Growth Portfolio

SVS Dreman High Return Equity Portfolio


o As a temporary defensive measure, each portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end (annualized for the portfolios with less than 12 months of operation), as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%

Scudder High Yield Portfolio                                        0.60%

Scudder Small Cap Growth Portfolio                                  0.65%

SVS Dreman High Return Equity Portfolio                             0.75%
--------------------------------------------------------------------------------

By contract, the total annual operating expenses for SVS Dreman High Return Equity Portfolio are capped at 0.87% of the portfolio's average daily net assets, until April 30, 2003.

Portfolio Subadvisors

Subadvisor for SVS Dreman High Return Equity Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman High Return Equity Portfolio. Founded in 1977, Dreman Value Management L.L.C. manages over $6.2 billion in assets.

Effective December 1, 2001, Dreman Value Management L.L.C. receives a subadvisory fee at an annualized rate of 0.3375% of the average daily net assets for SVS Dreman High Return Equity Portfolio. In addition, Dreman Value Management may receive additional fees from the advisor in the event that sales targets for the increase of assets under management are not met during specified measurement periods.

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------       = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from the last quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102

(800) 778-1482                               (202) 942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series II


o  Scudder Government Securities Portfolio

o  Scudder Growth Portfolio

o  Scudder High Yield Portfolio

o  Scudder Investment Grade Bond Portfolio

o  Scudder Money Market Portfolio

o  Scudder Small Cap Growth Portfolio

o  Scudder Technology Growth Portfolio

o  Scudder Total Return Portfolio



Prospectus

May 1, 2002


Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents



How the Portfolios Work                                                                  Your Investment in the Portfolios

  3   Scudder Government                      20   Scudder Small Cap Growth               32   Buying and Selling Shares
      Securities Portfolio                         Portfolio
                                                                                          32   How the Portfolios Calculate
  7   Scudder Growth Portfolio                23   Scudder Technology Growth                   Share Price
                                                   Portfolio
 10   Scudder High Yield Portfolio                                                        33   Distributions
                                              26   Scudder Total Return Portfolio
 13   Scudder Investment Grade                                                            33   Taxes
      Bond Portfolio                          30   Other Policies and Risks

 17   Scudder Money Market                    31   Investment Advisor
      Portfolio

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o    direct obligations of the U.S. Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities.

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers or other matters

o    derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    5.92        6.48      -2.74       18.98       2.56       8.96       7.03        0.68      10.93       7.48
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992

2002 Total Return as of March 31: 0.73%


Average Annual Total Returns (%) as of 12/31/2001

                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A          7.48                6.96                 6.48

Index                         8.25                7.49                 7.22
------------------------------------------------------------------------------

Index: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 2000 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Scott Dolan                                           Sean McCaffrey
  Senior Vice President of Deutsche Asset Management    CFA, Managing Director of Deutsche Asset
  and Lead Manager of the portfolio.                    Management and Portfolio Manager of the
   o Joined Deutsche Asset Management in 1989 and       portfolio.
     the portfolio in 1998.                              o Joined Deutsche Asset Management in 1996
   o Over 13 years of investment industry experience.      after five years of experience as fixed
   o MS, Boston College.                                   income analyst specializing in synthetic GIC
                                                           bond portfolios at Fidelity Investments.
  John Dugenske                                          o Portfolio manager for Stable Value
  CFA, Managing Director of Deutsche Asset                 strategies, responsible for overseeing the
  Management and Portfolio Manager of the portfolio.       group's stable value and bond index efforts
   o Joined Deutsche Asset Management in 1998 and          in asset-backed and mortgage-backed
     the portfolio in 1998.                                securities as well as other financial
   o Over 12 years of investment industry experience.      instruments underlying synthetic GICs: New
   o MSME, University of Illinois.                         York.
   o MBA, University of Illinois.                        o MBA, Yale University.
                                                         o Joined the portfolio in 2002.

                                                        William Chepolis
                                                        CFA, Senior Vice President of Deutsche
                                                        Asset Management and Portfolio Manager of the
                                                        portfolio.
                                                         o Joined Deutsche Asset Management in
                                                           1998 and the portfolio in 2002.
                                                         o Previously worked at Norwest Bank
                                                           Minnesota, N.A. (now Wells Fargo Bank) as
                                                           a portfolio manager (1983-1988,
                                                           1993-1998) and foreign exchange
                                                           currency and option trader (1988-1995).



Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2001^c     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.96    $11.56   $12.08    $12.07   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .61^b     .75^b    .72^b     .62      .84
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .25       .45     (.64)      .19      .16
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .86      1.20      .08       .81     1.00
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             7.48     10.93      .68      7.03     8.96
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        305       152      146       123       87
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .60       .61      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .60       .60      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.06      6.60     6.13      6.27     7.12
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   334       173      150       142      179
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

^c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Scudder Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large U.S. companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2001, the Russell 1000 Growth Index had a median market capitalization of $3.6 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

Based on the above analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The managers intend to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may at times not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    3.58       14.62      -4.62       32.97      21.63      21.34       15.10      37.12      -19.06     -22.34
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998

2002 Total Return as of March 31: -2.14%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -22.34                 3.78                 8.29

Index 1                      -20.42                 8.27                10.79

Index 2                      -11.87                10.70                12.94
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 2: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                                       Jesse Stuart
  CFA, Managing Director of Deutsche Asset              Senior Vice President of Deutsche Asset
  Management and Co-Manager of the portfolio.           Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1983 and        o Joined Deutsche Asset Management in 1996 and
     the portfolio in 2002.                                the portfolio in 2002.
   o Over 21 years of investment industry experience.    o Over 6 years of investment industry
   o MBA, Wharton Business School, University of           experience.
     Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001    2000^a     1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $30.12    $40.54    $29.57    $30.01   $33.71
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .03^b    (.01)^b   (.01)^b    .07      .12
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.75)    (6.81)    10.98      4.59     4.48
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.72)    (6.82)    10.97      4.66     4.60
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.03)        --       --      (.10)    (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.31)    (3.60)       --     (5.00)   (8.10)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                         (.01)       --        --        --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.35)    (3.60)       --     (5.10)   (8.30)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $21.05    $30.12    $40.54    $29.57   $30.01
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (22.34)   (19.06)    37.12     15.10    21.34
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       420       583       738       629      563
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .63       .65       .66       .66      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .13      (.03)     (.04)      .28      .42
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   73        65        87       109      170
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder High Yield Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, the portfolio generally invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 80% of total assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Because the economy has a strong impact on corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o    currency fluctuations could cause foreign investments to lose value

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

   17.75       19.99      -2.24       17.40      14.06      11.61       1.45        2.15      -8.68       2.63
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 10.85%, Q1 1992                   Worst Quarter: -6.66%, Q3 1998

2002 Total Return as of March 31: 1.72%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          2.63                 1.63                 7.20

Index 1                      19.33                 9.61                11.74

Index 2                       6.16                 3.20                 7.88
--------------------------------------------------------------------------------

Index 1: Salomon Smith Barney Long-Term High Yield Bond Index, a measure of the total return of high yield bond issues with a par value of at least $50 million and a remaining maturity of at least ten years.

Index 2: CSFB High Yield Index (formerly DLJ High Yield Index), an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by S&P and Moody's.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Andrew Cestone                                        Harry Resis, Jr.
  Director of Deutsche Asset Management and             Managing Director of Deutsche Asset Management
  Co-Manager of the portfolio.                          and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 and        o Joined Deutsche Asset Management in 1988 to
     the portfolio in 2002.                                direct the fixed income department's taxable
   o Prior to that, investment analyst, Phoenix            fixed-income trading.
     Investment Partners, from 1997 to 1998; prior       o Over 34 years of investment industry
     to that, credit officer, asset based lending          experience.
     group, Fleet Bank, from 1995 to 1997.               o Joined the portfolio in 1992.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Yield Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001^a     2000^b    1999^b     1998^b    1997^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 9.16    $11.46   $12.27    $12.96   $12.81
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .84^c    1.14^c   1.22^c    1.06     1.16
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (.59)    (2.04)    (.93)     (.85)     .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .25      (.90)     .29       .21     1.35
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (1.28)    (1.40)   (1.10)     (.90)   (1.20)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (1.28)    (1.40)   (1.10)     (.90)   (1.20)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.13    $ 9.16   $11.46    $12.27   $12.96
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             2.63     (8.68)    2.15      1.45    11.61
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        335       309      396       442      391
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .70       .68      .67       .65      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    9.89     11.23    10.40      9.36     9.20
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    77        54       42        74       90
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c   Based on average shares outstanding during the period.

Scudder Investment Grade Bond Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income.

The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of the top four grades of credit quality.

The portfolio can buy many types of income-producing securities, among them corporate bonds, U.S. government and agency bonds, high quality commercial paper, obligations of the Canadian government or its instrumentalities (payable in U.S. dollars), bank certificates of deposit of domestic or Canadian chartered banks with deposits in excess of $1 billion and cash and cash equivalents. Generally, the portfolio invests in U.S. bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio managers use independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The managers also consider valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Credit Quality Policies

Although the portfolio invests primarily in bonds of the top four grades of credit quality, it could invest up to 20% of net assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. Changes in interest rates will also affect the portfolio's yield: when rates fall, the portfolio's yield tends to fall as well.

Because the economy affects corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want exposure to the corporate bond market through a diversified investment portfolio that seeks high current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

     9.04       7.93       -2.06       9.90       5.71
-----------------------------------------------------------
     1997       1998        1999       2000       2001
-----------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 3.87%, Q4 2000                    Worst Quarter: -1.23%, Q2 1999

2002 Total Return as of March 31: -0.83%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/1/96
                              1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A           5.71                 6.01               5.94
Index                          8.50                 7.37               7.59*
--------------------------------------------------------------------------------

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

*    Since 4/30/1996

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  David Baldt                                  Daniel Taylor                              Brett Diment
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche Asset      Managing Director of Deutsche Asset
  Management and Co-Manager of the             Management and Co-Manager of the           Management and Consultant to the
  portfolio.                                   portfolio.                                 portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
     1989 and the portfolio in 2002.              1998 and the portfolio in 2002.            1991 and the portfolio in 2002.
   o Chief Investment Officer of the Fixed      o Prior to that, fixed income              o Over 12 years of investment industry
     Income Fund Group.                           portfolio manager, asset-backed            experience.
                                                  securities analyst and senior credit     o Head of Emerging Market Debt for
  J. Christopher Gagnier                          analyst, CoreStates Investment             London Fixed Income and responsible
  Director of Deutsche Asset Management and       Advisors, from 1992 to 1998.               for coordinating research into
  Co-Manager of the portfolio.                                                               Continental European Markets and
   o Joined Deutsche Asset Management in        Thomas Flaherty                              managing global fixed income,
     1997 and the portfolio in 2002.            Director of Deutsche Asset Management        balanced and cash based portfolios:
   o Prior to that, portfolio manager,          and Co-Manager of the portfolio.             London.
     Paine Webber (1984-1997).                  o Joined Deutsche Asset Management in
   o Analyst specializing in asset-backed         1995 and the portfolio in 2002.         Timothy Vile
     securities and government investments.     o Analyst specializing in corporate       Director of Deutsche Asset Management
                                                  bonds and mortgages.                    and Consultant to the portfolio.
  Gary Bartlett                                                                            o Joined Deutsche Asset Management in
  CFA, Director of Deutsche Asset              Andrew Cestone                                1991 with 6 years that included
  Management and Co-Manager of the             Director of Deutsche Asset Management         portfolio manager for fixed income
  portfolio.                                   and Co-Manager of the portfolio.              portfolios at Equitable Capital
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in        Management.
     1992 and the portfolio in 2002.              1998 and the portfolio in 2002.          o Portfolio manager for Enhanced Fixed
   o Analyst specializing in taxable            o Prior to that, Investment Analyst,         Income: London.
     municipal and government investments.        Phoenix Investment Partners, from        o Joined the portfolio in 2002.
   o MBA, Drexel University.                      1997 to 1998. Prior to that, Credit
                                                  Officer, asset based lending group,
  Warren Davis                                    Fleet Bank, from 1995 to 1997.
  Director of Deutsche Asset
  Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in
     1995 and the portfolio in 2002.
   o Analyst specializing in mortgage-
     and asset-backed securities.
   o MBA, Drexel University.
   o Analyst specializing in asset-backed
     securities and government securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Investment Grade Bond Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                  2001^c     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.45    $11.00   $11.65    $11.18   $10.36
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .62^b     .69^b    .60^b     .32      .66
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .01^d     .36     (.85)      .55      .26
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .63      1.05     (.25)      .87      .92
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.60)     (.60)    (.30)     (.30)    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --     (.10)     (.10)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.60)     (.60)    (.40)     (.40)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.48    $11.45   $11.00    $11.65   $11.18
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             5.71      9.90    (2.06)     7.93     9.04
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        134        78       71        52       16
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .64       .68      .65       .67      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .64       .67      .65       .67      .80
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.46      6.36     5.42      5.50     6.23
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   176       311      131       130      311
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

^c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

Scudder Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the U.S. government, corporations and municipalities. The portfolio typically invests more than 25% of net assets in government securities and instruments issued by domestic breaks. However, everything the portfolio buys must meet the rules for money market fund investments (see below).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market portfolios are generally considered to have lower risks than other types of mutual fund portfolios. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important factor affecting the portfolio's performance is market interest rates. The portfolio's yield tends to reflect current short-term interest rates, which means that when these rates decline, the portfolio's yield generally declines as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o over time, inflation may erode the real value of an investment in the portfolio

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    3.43        2.85       3.95       5.66        5.03       5.25       5.15        4.84       6.10       3.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.51%, Q4 2001

2002 Total Return as of March 31: 0.34%


Average Annual Total Returns (%) as of 12/31/2001

                               1 Year             5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A            3.75                5.01                4.59
--------------------------------------------------------------------------------

7-day yield as of December 31, 2001: 1.58%


The Portfolio Manager

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                      .037      .059     .050      .050     .050
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .037      .059     .050      .050     .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.037)    (.059)   (.050)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.037)    (.059)   (.050)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             3.75      6.10     4.84      5.15     5.25
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        671       279      231       152      100
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .55       .58      .54       .54      .55
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    3.39      5.94     4.77      5.02     5.14
---------------------------------------------------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2001, the Russell 2000 Growth Index had a median market capitalization of $4.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

       30.07      28.04      34.20       18.37      34.56      -10.71     -28.91
------------------------------------------------------------------------------------
       1995        1996       1997       1998        1999       2000       2001
------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2002 Total Return as of March 31: -6.94%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/2/94
                             1 Year              5 Years           Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A         -28.91                 6.33                11.81
Index 1                       -9.23                 2.87                 7.21*
Index 2                        2.49                 7.52                10.54*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

*   Since 4/30/1994

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Sewall Hodges                                Peter Chin                                 Roy McKay
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche         CFA, Managing Director of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of the     Asset Management and Co-Manager of the
  portfolio.                                   portfolio.                                 portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
     1995 and the portfolio in 2002.              1973 and the portfolio in 2002.            1988 and the portfolio in 2002.
   o Over 24 years of investment industry       o Over 33 years of investment industry     o Over 36 years of investment industry
     experience.                                  experience.                                experience.
   o MBA, Wharton Business School,              o MBA, Columbia University Graduate        o MBA, Wharton Business School,
     University of Pennsylvania.                  School of Business.                        University of Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001     2000^a     1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $21.64   $26.54    $19.71    $19.69   $16.77
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                              (.02)^b   (.09)^b   (.06)^b     --      .04
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.27)    (2.01)     6.89      3.42     4.88
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.29)    (2.10)     6.83      3.42     4.92
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --       --        --         --    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.52)    (2.80)      --      (3.40)   (1.90)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                         (.03)       --       --         --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.55)    (2.80)      --      (3.40)   (2.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.80    $21.64    $26.54    $19.71   $19.69
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (28.91)   (10.71)    34.56     18.37    34.20
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        232      301       264       208      137
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .68      .72       .71       .70      .71
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.12)    (.34)     (.30)     (.01)      .20
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   143      124       208       276      330
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder Technology Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies in the technology sector. This may include companies of any size that commit at least half of their assets to the technology sector, or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are aerospace, electronics, computers/software, medicine/biotechnology, geology and oceanography.

In choosing stocks, the portfolio managers look for individual companies that have robust and sustainable earnings momentum, large and growing markets, innovative products and services and strong balance sheets, among other factors.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of net assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. The fact that the portfolio focuses on one sector increases this risk, because factors affecting this sector affect portfolio performance. For example, technology companies could be hurt by such factors as market saturation, price competition and competing technologies.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

       -21.57     -32.39
----------------------------
        2000       2001
----------------------------

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001                   Worst Quarter: -33.64%, Q3 2001

2002 Total Return as of March 31: -5.36%


Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/1/99
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A                   -32.39                      -2.21

Index 1                                -31.36                      -4.94*

Index 2                                -20.42                      -9.25*

Index 3                                -28.42                     -10.88*
--------------------------------------------------------------------------------

Index 1: JP Morgan H&Q Technology Index (formerly Hambrecht & Quist Technology Index), a market capitalization-weighted index which is composed of publicly traded stocks in approximately 275 technology companies.

Index 2: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 3: Goldman Sachs Technology Index, a modified capitalization-weighted index composed of companies involved in the technology industry.**

*   Since 4/30/1999

** The portfolio seeks growth of capital through investment in common stocks of U.S. companies in the technology sector. In light of this, the portfolio's investment advisor believes that it is more appropriate to measure the portfolio's performance against the Goldman Sachs Technology Index than against the JP Morgan H&Q Technology Index or the Russell 1000 Growth Index.

In the table, total return from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Blair Treisman                            Jonathan Wild                            Stephen Scott
  Vice President of Deutsche Asset          CA, Managing Director of Deutsche        Director of Deutsche Asset Management
  Management and Lead Manager of the        Asset Management and Consultant to       and Consultant to the portfolio.
  portfolio.                                the portfolio.                            o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management         in 1996, previously serving as
     1999 and the portfolio in 2000.           in 1996, previously serving as           team leader of Software and IT
   o Prior to that, Business Services          portfolio manager and analyst for        services, London, and
     Analyst at Salomon Smith Barney           U.K. equities specializing in the        analyst/portfolio manager, Sydney,
     (1999); Senior Research Analyst and       Telecoms sector, London, after 9         after 1 year of experience as
     Hedge Fund Manager at Midtown             years of experience as fund              credit analyst for Westpac Banking
     Research Group (1998-1999); Senior        manager for Finsbury Asset               Corporation; lecturer at
     Analyst, Small Cap Growth Equities        Management and analyst at BZW            Securities Institute of Australia.
     Group at Putnam Investments from          having previously qualified as a       o Head of global equity research
     1994-1998.                                chartered accountant at KPMG.            team for Software & Services
   o MBA, Columbia Graduate School of        o Head of global equity research           sector: New York.
     Business.                                 team for Hardware & Equipment          o Graduate diploma from Securities
                                               sector, based in New York: London.       Institute of Australia.
                                             o Joined the portfolio in 2002.          o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Technology Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                        2001    2000^a    1999^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $13.87   $17.77    $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                                                 .01      .04       .05
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                           (4.50)   (3.84)     7.72
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                             (4.49)   (3.80)     7.77
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                                         (.02)      --        --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                                   --     (.10)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                           (.02)    (.10)       --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $ 9.36   $13.87    $17.77
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                              (32.39)  (21.57)    77.70^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                           351      270        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                  .81      .82      1.19*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                   .81      .82       .94*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                        .12      .21       .60*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                       56      107        34*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Scudder Total Return Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio will normally sell a stock when it reaches a target price or when the managers believe its fundamental qualities have deteriorated.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices decline, the value of your investment is likely to decline as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a decline in bond prices and, in turn, a decline in the value of your investment. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, the relative attractiveness of stocks and bonds or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o growth stocks may be out of favor for certain periods o a bond could decline in credit quality or go into default o derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    1.69       12.11      -9.49       25.97      16.76      19.96       15.14      14.81      -2.63       -6.09
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -8.73%, Q3 2001

2002 Total Return as of March 31: -0.49%

Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          -6.09                 7.72                 8.21
Index 1                      -11.87                10.70                12.94
Index 2                        8.50                 7.37                 7.27
Index 3                      -20.42                 8.27                10.79
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average orientation.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  William Gadsden                              Daniel Taylor                           Andrew Cestone
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche         Director of Deutsche Asset Management
  Management and Lead Manager of the           Asset Management and Portfolio          and Portfolio Manager of the portfolio.
  portfolio.                                   Manager of the portfolio.                o Joined Deutsche Asset Management in
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management        1998 and the portfolio in 2002.
     1983 and the portfolio in 2002.              in 1998 and the portfolio in 2002.    o Prior to that, investment analyst,
   o Over 21 years of investment industry       o Prior to that, fixed income             Phoenix Investment Partners, from
     experience.                                  portfolio manager, asset backed         1997 to 1998. Prior to that, credit
   o MBA, Wharton Business School,                securities analyst and senior           officer, asset based lending group,
     University of Pennsylvania.                  credit analyst, CoreStates              Fleet Bank, from 1995 to 1997.
                                                  Investment Advisors (1992-1998).
  J. Christopher Gagnier                        o Analyst specializing in              Brett Diment
  Director of Deutsche Asset Management and       asset-backed securities and          Managing Director of Deutsche Asset
  Portfolio Manager of the portfolio.             government securities.               Management and Consultant to the
   o Joined Deutsche Asset Management in                                               portfolio.
     1997 and the portfolio in 2002.           David Baldt                              o Joined Deutsche Asset Management in
   o Prior to that, portfolio manager,         CFA, Managing Director of Deutsche         1991 and the portfolio in 2002.
     Paine Webber (1984-1997).                 Asset Management and Portfolio           o Over 12 years of investment industry
   o Analyst specializing in asset-backed      Manager of the portfolio.                  experience.
     securities and government investments.     o Joined Deutsche Asset Management      o Head of Emerging Market Debt for
                                                  in 1989 and the portfolio in 2002.      London Fixed Income and responsible
  Warren Davis                                  o Chief Investment Officer of the         for coordinating research into
  Director of Deutsche Asset Management and       Fixed Income Fund Group.                Continental European Markets and
  Portfolio Manager of the portfolio.                                                     managing global fixed income,
   o Joined Deutsche Asset Management in       Thomas Flaherty                            balanced and cash based portfolios:
     1995 and the portfolio in 2002.           Director of Deutsche Asset                 London.
   o Analyst specializing in mortgage- and     Management and Portfolio Manager of
     asset-backed securities.                  the portfolio.                          Timothy Vile
   o MBA, Drexel University.                    o Joined Deutsche Asset Management     Director of Deutsche Asset Management
                                                  in 1995 and the portfolio in 2002.   and Consultant to the portfolio.
  Gary Bartlett                                 o Analyst specializing in corporate     o Joined Deutsche Asset Management in
  CFA, Director of Deutsche Asset                 bonds and mortgages.                    1991 with 6 years of investment
  Management and Portfolio Manager of the                                                 industry experience that included
  portfolio.                                   Janet Campagna                             portfolio manager for fixed income
   o Joined Deutsche Asset Management in       Managing Director of Deutsche Asset        portfolios at Equitable Capital
     1992 and the portfolio in 2002.           Management and Portfolio Manager of        Management.
   o Analyst specializing in taxable           the portfolio.                           o Portfolio manager for Enhanced Fixed
     municipal and government investments.      o Joined Deutsche Asset Management        Income: London.
   o MBA, Drexel University.                      in 1999 and the portfolio in 2002.    o Joined the portfolio in 2002.
                                                o Head of global and tactical asset
                                                  allocation.
                                                o Investment strategist and
                                                  manager of the asset
                                                  allocation strategies group
                                                  for Barclays Global Investors
                                                  from 1994 to 1999.
                                                o Over ten years of investment
                                                  industry experience.
                                                o Master's degree in Social Science
                                                  from California Institute of
                                                  Technology.
                                                o Ph.D, Political Science from
                                                  University of California at
                                                  Irvine.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001^a   2000^b   1999^b    1998^b    1997^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $25.91    $28.82   $27.35    $28.22   $28.15
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                      .61^c     .74^c    .84^c     .86      .90
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.20)    (1.40)    3.03      3.17     3.77
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (1.59)     (.66)    3.87      4.03     4.67
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.80)     (.90)    (.90)     (.90)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.95)    (1.35)   (1.50)    (4.00)   (3.70)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (1.75)    (2.25)   (2.40)    (4.90)   (4.60)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $22.57    $25.91   $28.82    $27.35   $28.22
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (6.09)    (2.63)   14.81     15.14    19.96
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       861       851      952       865      787
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .58       .61      .61       .60      .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.63      2.75     3.12      3.33     3.32
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  115       107       80        81      122
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Government Securities Portfolio

Scudder High Yield Portfolio

Scudder Investment Grade Bond Portfolio

Scudder Small Cap Growth Portfolio

Scudder Technology Growth Portfolio

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end (annualized for the portfolios with less than 12 months of operation), as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%

Scudder Growth Portfolio                                            0.60%

Scudder High Yield Portfolio                                        0.60%

Scudder Investment Grade Bond Portfolio                             0.60%

Scudder Money Market Portfolio                                      0.50%

Scudder Small Cap Growth Portfolio                                  0.65%

Scudder Technology Growth Portfolio                                 0.74%

Scudder Total Return Portfolio                                      0.55%
--------------------------------------------------------------------------------

By contract, the total annual operating expenses of the below portfolios are capped, as a percentage of each portfolio's average daily net assets, until April 30, 2003:

Portfolio Name                                                Expense Rate
--------------------------------------------------------------------------------
Scudder Investment Grade Bond Portfolio                          0.80%

Scudder Technology Growth Portfolio                              0.95%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                       TOTAL ASSETS - TOTAL LIABILITIES
                      ----------------------------------        = NAV
                      TOTAL NUMBER OF SHARES OUTSTANDING

Except with Scudder Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from the last quoted market prices. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102

(800) 778-1482                               (202) 942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series II


o  Scudder Government Securities Portfolio

o  Scudder Small Cap Growth Portfolio

o  SVS Dreman High Return Equity Portfolio

o  SVS Dreman Small Cap Value Portfolio



Prospectus

May 1, 2002


Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents



How the Portfolios Work                                           Your Investment in the Portfolios

  3   Scudder Government Securities Portfolio                      19   Buying and Selling Shares

  7   Scudder Small Cap Growth Portfolio                           19   How the Portfolios Calculate Share Price

 10   SVS Dreman High Return Equity Portfolio                      20   Distributions

 13   SVS Dreman Small Cap Value Portfolio                         20   Taxes

 16   Other Policies and Risks

 17   Investment Advisor

 18   Portfolio Subadvisors


How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o    direct obligations of the U.S. Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities.

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers or other matters

o    derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    5.92        6.48      -2.74       18.98       2.56       8.96       7.03        0.68      10.93       7.48
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992

2002 Total Return as of March 31: 0.73%


Average Annual Total Returns (%) as of 12/31/2001

                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A          7.48                6.96                 6.48

Index                         8.25                7.49                 7.22
------------------------------------------------------------------------------

Index: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 2000 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Scott Dolan                                           Sean McCaffrey
  Senior Vice President of Deutsche Asset Management    CFA, Managing Director of Deutsche Asset
  and Lead Manager of the portfolio.                    Management and Portfolio Manager of the
   o Joined Deutsche Asset Management in 1989 and       portfolio.
     the portfolio in 1998.                              o Joined Deutsche Asset Management in 1996
   o Over 13 years of investment industry experience.      after five years of experience as fixed
   o MS, Boston College.                                   income analyst specializing in synthetic GIC
                                                           bond portfolios at Fidelity Investments.
  John Dugenske                                          o Portfolio manager for Stable Value
  CFA, Managing Director of Deutsche Asset                 strategies, responsible for overseeing the
  Management and Portfolio Manager of the portfolio.       group's stable value and bond index efforts
   o Joined Deutsche Asset Management in 1998 and          in asset-backed and mortgage-backed
     the portfolio in 1998.                                securities as well as other financial
   o Over 12 years of investment industry experience.      instruments underlying synthetic GICs: New
   o MSME, University of Illinois.                         York.
   o MBA, University of Illinois.                        o MBA, Yale University.
                                                         o Joined the portfolio in 2002.

                                                        William Chepolis
                                                        CFA, Senior Vice President of Deutsche
                                                        Asset Management and Portfolio Manager of the
                                                        portfolio.
                                                         o Joined Deutsche Asset Management in
                                                           1998 and the portfolio in 2002.
                                                         o Previously worked at Norwest Bank
                                                           Minnesota, N.A. (now Wells Fargo Bank) as
                                                           a portfolio manager (1983-1988,
                                                           1993-1998) and foreign exchange
                                                           currency and option trader (1988-1995).



Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2001^c     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.96    $11.56   $12.08    $12.07   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .61^b     .75^b    .72^b     .62      .84
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .25       .45     (.64)      .19      .16
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .86      1.20      .08       .81     1.00
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             7.48     10.93      .68      7.03     8.96
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        305       152      146       123       87
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .60       .61      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .60       .60      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.06      6.60     6.13      6.27     7.12
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   334       173      150       142      179
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

^c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Scudder Small Cap Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2001, the Russell 2000 Growth Index had a median market capitalization of $4.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

       30.07      28.04      34.20       18.37      34.56      -10.71     -28.91
------------------------------------------------------------------------------------
       1995        1996       1997       1998        1999       2000       2001
------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2002 Total Return as of March 31: -6.94%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/2/94
                             1 Year              5 Years           Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A         -28.91                 6.33                11.81
Index 1                       -9.23                 2.87                 7.21*
Index 2                        2.49                 7.52                10.54*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

*   Since 4/30/1994

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Sewall Hodges                                Peter Chin                                 Roy McKay
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche         CFA, Managing Director of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of the     Asset Management and Co-Manager of the
  portfolio.                                   portfolio.                                 portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
     1995 and the portfolio in 2002.              1973 and the portfolio in 2002.            1988 and the portfolio in 2002.
   o Over 24 years of investment industry       o Over 33 years of investment industry     o Over 36 years of investment industry
     experience.                                  experience.                                experience.
   o MBA, Wharton Business School,              o MBA, Columbia University Graduate        o MBA, Wharton Business School,
     University of Pennsylvania.                  School of Business.                        University of Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001     2000^a     1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $21.64   $26.54    $19.71    $19.69   $16.77
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                              (.02)^b   (.09)^b   (.06)^b     --      .04
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.27)    (2.01)     6.89      3.42     4.88
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.29)    (2.10)     6.83      3.42     4.92
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --       --        --         --    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.52)    (2.80)      --      (3.40)   (1.90)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                         (.03)       --       --         --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.55)    (2.80)      --      (3.40)   (2.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.80    $21.64    $26.54    $19.71   $19.69
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (28.91)   (10.71)    34.56     18.37    34.20
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        232      301       264       208      137
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .68      .72       .71       .70      .71
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.12)    (.34)     (.30)     (.01)      .20
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   143      124       208       276      330
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

SVS Dreman High Return Equity Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector). The portfolio focuses on stocks of large U.S. companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.4 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of sectors and industries represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

The portfolio may invest up to 20% of net assets in U.S. dollar-denominated American Depositary Receipts and in securities of foreign companies traded principally in securities markets outside the U.S.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), particularly exchange-traded stock index futures, which offer the portfolio exposure to future stock market movements without direct ownership of stocks, although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio concentrates in one or more sectors, any factors affecting those sectors could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

             -11.16     30.52       1.69

---------------------------------------------
              1999       2000       2001
---------------------------------------------

For the periods included in the bar chart:

Best Quarter: 16.94%, Q3 2000                   Worst Quarter: -12.29%, Q3 1999

2002 Total Return as of March 31: 5.92%


Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/4/98
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio-- Class A                      1.69                       5.41
Index                                  -11.87                      2.20*
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Since 4/30/1998

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Manager

The portfolio's subadvisor is Dreman Value Management L.L.C. The following people handle the day-to-day management of the portfolio:


  David Dreman                                       F. James Hutchinson
  Managing Director of the subadvisor and            Managing Director of the subadvisor and
  Co-Manager of the portfolio.                       Co-Manager of the portfolio.
   o Began investment career in 1957.                 o Began investment career in 1986.
   o Joined the portfolio in 2001.                    o Joined the portfolio in 2002.
   o Founder and Chairman, Dreman Value               o Prior to joining Dreman Value Management,
     Management L.L.C. since 1977.                      L.L.C. in 2000, associated with The Bank of
                                                        New York for over 30 years in both the
                                                        corporate finance and trust/investment
                                                        management areas, including President of
                                                        The Bank of New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman High Return Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                             2001     2000^a    1999^a   1998^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $10.77    $ 8.96   $10.28    $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                                .19^c     .26^c    .26^c     .08
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                  (.01)     2.25    (1.38)      .20
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                     .18      2.51    (1.12)      .28
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                               (.14)     (.20)    (.10)       --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                         --      (.50)    (.10)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                 (.14)     (.70)    (.20)       --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $10.81    $10.77   $ 8.96    $10.28
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                      1.69     30.52   (11.16)     2.80^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                 443       168      113        59
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                        .82       .85      .86      1.20*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                         .82       .84      .86       .87*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                             1.78      2.85     2.57      2.77*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                             16        37       24         5*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

SVS Dreman Small Cap Value Portfolio
formerly Scudder Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2001, the Russell 2000 Value Index had a median market capitalization of $414 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of U.S.
dollar-denominated American Depositary Receipts.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    21.73      -11.25       2.80       4.05       17.63
-----------------------------------------------------------
     1997       1998        1999       2000       2001
-----------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.38%, Q2 2001                   Worst Quarter: -22.47%, Q3 1998

2002 Total Return as of March 31: 13.26%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/1/96
                              1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A          17.63                 6.34               5.92

Index 1                        2.49                 7.52               7.57*

Index 2                       14.02                11.21              12.25*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

Index 2: Russell 2000 Value Index,measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forcasted growth values.

*   Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:


  David Dreman                                    Nelson Woodward
  Managing Director of the subadvisor and         Managing Director of the subadvisor and
  Co-Manager of the portfolio.                    Co-Manager of the portfolio.
   o Began investment career in 1957.              o Began investment career in 1957.
   o Joined the portfolio in 2002.                 o Joined the portfolio in 2002.
   o Founder and Chairman, Dreman Value
     Management, L.L.C. since 1977.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2001     2000^a    1999^a    1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.23    $10.85   $10.65    $12.27   $10.19
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                      .09^b     .02^b    .07^b     .09      .12
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.89       .42      .23     (1.41)    2.06
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.98       .44      .30     (1.32)    2.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --      (.06)    (.10)       --     (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --      (.30)     --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --      (.06)    (.10)     (.30)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $13.21    $11.23   $10.85    $10.65   $12.27
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           17.63      4.05     2.80    (11.25)   21.73
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       194        84       95       102       76
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .79       .82      .84       .80      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .79       .82      .83       .80      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .77       .15      .69      1.15     1.18
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   57        36       72        43       22
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Government Securities Portfolio

Scudder Small Cap Growth Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio


o As a temporary defensive measure, each of the portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%

Scudder Small Cap Growth Portfolio                                  0.65%

SVS Dreman High Return Equity Portfolio                             0.75%

SVS Dreman Small Cap Value Portfolio                                0.75%
--------------------------------------------------------------------------------

By contract, the total annual operating expenses of the below portfolios are capped, as a percentage of each portfolio's average daily net assets, until April 30, 2003:

Portfolio Name                                                   Expense Rate
--------------------------------------------------------------------------------
SVS Dreman High Return Equity Portfolio                             0.87%

SVS Dreman Small Cap Value Portfolio                                0.84%
--------------------------------------------------------------------------------

Portfolio Subadvisors

Subadvisor for SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. manages over $6.2 billion in assets.

Effective January 18, 2002, Dreman Value Management Inc., receives a subadvisory fee at an annualized rate of 0.375% of the average daily net assets for SVS Dreman Small Cap Value Portfolio. Effective December 1, 2001, Dreman Value Management, L.L.C. receives a subadvisory fee at an annualized rate of 0.3375% of the average daily net assets for SVS Dreman High Return Equity Portfolio. In addition, Dreman Value Management may receive additional fees from the advisor in the event that sales targets for the increase of assets under management are not met during specified measurement periods.

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                    ----------------------------------        = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from the last quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------


To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102

(800) 778-1482                               (202) 942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series II


o  Scudder Technology Growth Portfolio

o  SVS Dreman High Return Equity Portfolio

o  SVS Dreman Small Cap Value Portfolio



Prospectus

May 1, 2002


Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents



How the Portfolios Work                                           Your Investment in the Portfolios

  3   Scudder Technology Growth Portfolio                          14   Buying and Selling Shares

  6   SVS Dreman High Return Equity Portfolio                      14   How the Portfolios Calculate Share Price

  9   SVS Dreman Small Cap Value Portfolio                         15   Distributions

 12   Other Policies and Risks                                     15   Taxes

 13   Investment Advisor

 13   Portfolio Subadvisors


How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Technology Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies in the technology sector. This may include companies of any size that commit at least half of their assets to the technology sector, or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are aerospace, electronics, computers/software, medicine/biotechnology, geology and oceanography.

In choosing stocks, the portfolio managers look for individual companies that have robust and sustainable earnings momentum, large and growing markets, innovative products and services and strong balance sheets, among other factors.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of net assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. The fact that the portfolio focuses on one sector increases this risk, because factors affecting this sector affect portfolio performance. For example, technology companies could be hurt by such factors as market saturation, price competition and competing technologies.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

       -21.57     -32.39
----------------------------
        2000       2001
----------------------------

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001                   Worst Quarter: -33.64%, Q3 2001

2002 Total Return as of March 31: -5.36%


Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/1/99
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A                   -32.39                      -2.21

Index 1                                -31.36                      -4.94*

Index 2                                -20.42                      -9.25*

Index 3                                -28.42                     -10.88*
--------------------------------------------------------------------------------

Index 1: JP Morgan H&Q Technology Index (formerly Hambrecht & Quist Technology Index), a market capitalization-weighted index which is composed of publicly traded stocks in approximately 275 technology companies.

Index 2: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 3: Goldman Sachs Technology Index, a modified capitalization-weighted index composed of companies involved in the technology industry.**

*   Since 4/30/1999

** The portfolio seeks growth of capital through investment in common stocks of U.S. companies in the technology sector. In light of this, the portfolio's investment advisor believes that it is more appropriate to measure the portfolio's performance against the Goldman Sachs Technology Index than against the JP Morgan H&Q Technology Index or the Russell 1000 Growth Index.

In the table, total return from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Blair Treisman                            Jonathan Wild                            Stephen Scott
  Vice President of Deutsche Asset          CA, Managing Director of Deutsche        Director of Deutsche Asset Management
  Management and Lead Manager of the        Asset Management and Consultant to       and Consultant to the portfolio.
  portfolio.                                the portfolio.                            o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management         in 1996, previously serving as
     1999 and the portfolio in 2000.           in 1996, previously serving as           team leader of Software and IT
   o Prior to that, Business Services          portfolio manager and analyst for        services, London, and
     Analyst at Salomon Smith Barney           U.K. equities specializing in the        analyst/portfolio manager, Sydney,
     (1999); Senior Research Analyst and       Telecoms sector, London, after 9         after 1 year of experience as
     Hedge Fund Manager at Midtown             years of experience as fund              credit analyst for Westpac Banking
     Research Group (1998-1999); Senior        manager for Finsbury Asset               Corporation; lecturer at
     Analyst, Small Cap Growth Equities        Management and analyst at BZW            Securities Institute of Australia.
     Group at Putnam Investments from          having previously qualified as a       o Head of global equity research
     1994-1998.                                chartered accountant at KPMG.            team for Software & Services
   o MBA, Columbia Graduate School of        o Head of global equity research           sector: New York.
     Business.                                 team for Hardware & Equipment          o Graduate diploma from Securities
                                               sector, based in New York: London.       Institute of Australia.
                                             o Joined the portfolio in 2002.          o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Technology Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                        2001    2000^a    1999^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $13.87   $17.77    $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                                                 .01      .04       .05
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                           (4.50)   (3.84)     7.72
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                             (4.49)   (3.80)     7.77
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                                         (.02)      --        --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                                   --     (.10)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                           (.02)    (.10)       --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $ 9.36   $13.87    $17.77
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                              (32.39)  (21.57)    77.70^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                           351      270        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                  .81      .82      1.19*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                   .81      .82       .94*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                        .12      .21       .60*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                       56      107        34*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

SVS Dreman High Return Equity Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector). The portfolio focuses on stocks of large U.S. companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.4 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of sectors and industries represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

The portfolio may invest up to 20% of net assets in U.S. dollar-denominated American Depositary Receipts and in securities of foreign companies traded principally in securities markets outside the U.S.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), particularly exchange-traded stock index futures, which offer the portfolio exposure to future stock market movements without direct ownership of stocks, although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio concentrates in one or more sectors, any factors affecting those sectors could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

             -11.16     30.52       1.69

---------------------------------------------
              1999       2000       2001
---------------------------------------------

For the periods included in the bar chart:

Best Quarter: 16.94%, Q3 2000                   Worst Quarter: -12.29%, Q3 1999

2002 Total Return as of March 31: 5.92%


Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/4/98
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio-- Class A                      1.69                       5.41
Index                                  -11.87                      2.20*
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*    Since 4/30/1998

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Manager

The portfolio's subadvisor is Dreman Value Management L.L.C. The following people handle the day-to-day management of the portfolio:


  David Dreman                                       F. James Hutchinson
  Managing Director of the subadvisor and            Managing Director of the subadvisor and
  Co-Manager of the portfolio.                       Co-Manager of the portfolio.
   o Began investment career in 1957.                 o Began investment career in 1986.
   o Joined the portfolio in 2001.                    o Joined the portfolio in 2002.
   o Founder and Chairman, Dreman Value               o Prior to joining Dreman Value Management,
     Management L.L.C. since 1977.                      L.L.C. in 2000, associated with The Bank of
                                                        New York for over 30 years in both the
                                                        corporate finance and trust/investment
                                                        management areas, including President of
                                                        The Bank of New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman High Return Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                             2001     2000^a    1999^a   1998^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $10.77    $ 8.96   $10.28    $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                                .19^c     .26^c    .26^c     .08
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                  (.01)     2.25    (1.38)      .20
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                     .18      2.51    (1.12)      .28
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                               (.14)     (.20)    (.10)       --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                         --      (.50)    (.10)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                 (.14)     (.70)    (.20)       --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $10.81    $10.77   $ 8.96    $10.28
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                      1.69     30.52   (11.16)     2.80^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                 443       168      113        59
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                        .82       .85      .86      1.20*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                         .82       .84      .86       .87*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                             1.78      2.85     2.57      2.77*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                             16        37       24         5*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

SVS Dreman Small Cap Value Portfolio
formerly Scudder Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2001, the Russell 2000 Value Index had a median market capitalization of $414 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of U.S.
dollar-denominated American Depositary Receipts.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    21.73      -11.25       2.80       4.05       17.63
-----------------------------------------------------------
     1997       1998        1999       2000       2001
-----------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.38%, Q2 2001                   Worst Quarter: -22.47%, Q3 1998

2002 Total Return as of March 31: 13.26%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/1/96
                              1 Year              5 Years          Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A          17.63                 6.34               5.92

Index 1                        2.49                 7.52               7.57*

Index 2                       14.02                11.21              12.25*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

Index 2: Russell 2000 Value Index,measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forcasted growth values.

*   Since 4/30/1996

In the bar chart, total return for 1999 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:


  David Dreman                                    Nelson Woodward
  Managing Director of the subadvisor and         Managing Director of the subadvisor and
  Co-Manager of the portfolio.                    Co-Manager of the portfolio.
   o Began investment career in 1957.              o Began investment career in 1957.
   o Joined the portfolio in 2002.                 o Joined the portfolio in 2002.
   o Founder and Chairman, Dreman Value
     Management, L.L.C. since 1977.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2001     2000^a    1999^a    1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.23    $10.85   $10.65    $12.27   $10.19
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                      .09^b     .02^b    .07^b     .09      .12
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        1.89       .42      .23     (1.41)    2.06
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          1.98       .44      .30     (1.32)    2.18
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --      (.06)    (.10)       --     (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --        --       --      (.30)     --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --      (.06)    (.10)     (.30)    (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $13.21    $11.23   $10.85    $10.65   $12.27
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           17.63      4.05     2.80    (11.25)   21.73
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       194        84       95       102       76
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .79       .82      .84       .80      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                               .79       .82      .83       .80      .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .77       .15      .69      1.15     1.18
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   57        36       72        43       22
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Technology Growth Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

o As a temporary defensive measure, each portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Technology Growth Portfolio                                 0.74%

SVS Dreman High Return Equity Portfolio                             0.75%

SVS Dreman Small Cap Value Portfolio                                0.75%
--------------------------------------------------------------------------------

By contract, the total annual operating expenses of the below portfolios are capped, as a percentage of each portfolio's average daily net assets, until April 30, 2003:

Portfolio Name                                                   Expense Rate
--------------------------------------------------------------------------------
Scudder Technology Growth Portfolio                                 0.95%

SVS Dreman High Return Equity Portfolio                             0.87%

SVS Dreman Small Cap Value Portfolio                                0.84%
--------------------------------------------------------------------------------


Portfolio Subadvisors

Subadvisor for SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. manages over $6.2 billion in assets.

Effective January 18, 2002, Dreman Value Management Inc., receives a subadvisory fee at an annualized rate of 0.375% of the average daily net assets for SVS Dreman Small Cap Value Portfolio. Effective December 1, 2001, Dreman Value Management, L.L.C. receives a subadvisory fee at an annualized rate of 0.3375% of the average daily net assets for SVS Dreman High Return Equity Portfolio. In addition, Dreman Value Management may receive additional fees from the advisor in the event that sales targets for the increase of assets under management are not met during specified measurement periods.

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                    ----------------------------------        = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING


We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from the last quoted market prices.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

The portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102

(800) 778-1482                               (202) 942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II


o  SVS Dreman Financial Services Portfolio



Prospectus

May 1, 2002


Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents



How the Portfolio Works                                           Your Investment in the Portfolio

  3   SVS Dreman Financial Services Portfolio                       8   Buying and Selling Shares

  6   Other Policies and Risks                                      9   How the Portfolio Calculates Share Price

  7   Investment Advisor                                            9   Distributions

  7   Portfolio Subadvisor                                          9   Taxes

How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

SVS Dreman Financial Services Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. This may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio manager begins by screening for financial services stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The manager then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The manager assembles the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various financial industries. The manager may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the manager's expectations.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of net assets in investment-grade debt securities.

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform, and in this case, financial services stocks. When stock prices decline, you should expect the value of your investment to decline as well. The fact that the portfolio focuses on a single sector increases this risk, because factors affecting that sector could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Similarly, because the portfolio isn't diversified and can invest a larger percentage of assets in a given stock than a diversified fund, factors affecting that stock could affect the portfolio's performance. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o the bond portion of the portfolio could be hurt by rising interest rates or declines in credit quality

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

     -5.05      27.04       -4.86
-------------------------------------
      1999       2000       2001
-------------------------------------

For the periods included in the bar chart:

Best Quarter: 22.35%, Q3 2000                   Worst Quarter: -13.07%, Q3 1999

2002 Total Return as of March 31: 3.45%


Average Annual Total Returns (%) as of 12/31/2001

                                                               Since 5/4/98
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A                   -4.86                       3.20
Index 1                                -8.95                       4.20*
Index 2                               -11.87                       2.20*
--------------------------------------------------------------------------------

Index 1: S&P Financial Index, a capitalization-weighted price-only index representing 11 financial industries and 74 financial companies.

Index 2: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*   Since 4/30/1998

In the bar chart, total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Manager

The portfolio's subadvisor is Dreman Value Management L.L.C. The following person handles the day-to-day management of the portfolio:

David Dreman
Managing Director of the subadvisor and Manager of the portfolio.
  o Began investment career in 1957.
  o Joined the portfolio in 2001.
  o Founder and Chairman, Dreman Value
    Management L.L.C. since 1977.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Financial Services Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                            2001    2000^a    1999^a    1998^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $11.53   $ 9.24    $ 9.78   $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                                .14^c    .19^c     .18^c    .04
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                  (.71)    2.27      (.67)    (.26)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                    (.57)    2.46      (.49)    (.22)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                              (.13)    (.15)     (.05)      --
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                       (.05)    (.02)       --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                 (.18)    (.17)     (.05)      --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $10.78   $11.53    $ 9.24   $ 9.78
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                     (4.86)   27.04     (5.05)^d (2.20)^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                 117       66        27       16*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                        .86      .91      1.04     1.73*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                         .86      .89       .99      .99*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                             1.31     2.01      1.75     1.29*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                             22       13        13        6*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy, as described herein.

o As a temporary defensive measure the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or the portfolio's subadvisor establishes a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

To the extent that the portfolio invests in foreign securities it could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect the portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. The actual rate paid by the portfolio for the 12 months through the most recent fiscal year end was 0.75%, as a percentage of the portfolio's average daily net assets.

By contract, the total annual operating expenses of the portfolio are capped at 0.99%, as a percentage of the portfolio's average daily net assets, until April 30, 2003.

Portfolio Subadvisor

Subadvisor for SVS Dreman Financial Services Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman Financial Services Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. manages over $6.2 billion in assets.

Effective December 1, 2001, Dreman Value Management, L.L.C. receives a subadvisory fee at an annualized rate of 0.3375% of the average daily net assets for SVS Dreman Financial Services Portfolio. In addition, Dreman Value Management may receive additional fees from the advisor in the event that sales targets for the increase of assets under management are not met during specified measurement periods.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

For the portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:

                       TOTAL ASSETS - TOTAL LIABILITIES
                      ----------------------------------       = NAV
                      TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, the portfolio's value for a security is likely to be different from the last quoted market prices.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. For the portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II


o  Scudder Government Securities Portfolio



Prospectus

May 1, 2002


Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents


How the Portfolio Works                                           Your Investment in the Portfolio

  3   Scudder Government Securities Portfolio                       8   Buying and Selling Shares

  7   Other Policies and Risks                                      8   How the Portfolio Calculates Share Price

  7   Investment Advisor                                            9   Distributions

                                                                    9   Taxes

How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o    direct obligations of the U.S. Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities.

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers or other matters

o    derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    5.92        6.48      -2.74       18.98       2.56       8.96       7.03        0.68      10.93       7.48
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992

2002 Total Return as of March 31: 0.73%


Average Annual Total Returns (%) as of 12/31/2001

                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A          7.48                6.96                 6.48

Index                         8.25                7.49                 7.22
------------------------------------------------------------------------------

Index: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 2000 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Scott Dolan                                           Sean McCaffrey
  Senior Vice President of Deutsche Asset Management    CFA, Managing Director of Deutsche Asset
  and Lead Manager of the portfolio.                    Management and Portfolio Manager of the
   o Joined Deutsche Asset Management in 1989 and       portfolio.
     the portfolio in 1998.                              o Joined Deutsche Asset Management in 1996
   o Over 13 years of investment industry experience.      after five years of experience as fixed
   o MS, Boston College.                                   income analyst specializing in synthetic GIC
                                                           bond portfolios at Fidelity Investments.
  John Dugenske                                          o Portfolio manager for Stable Value
  CFA, Managing Director of Deutsche Asset                 strategies, responsible for overseeing the
  Management and Portfolio Manager of the portfolio.       group's stable value and bond index efforts
   o Joined Deutsche Asset Management in 1998 and          in asset-backed and mortgage-backed
     the portfolio in 1998.                                securities as well as other financial
   o Over 12 years of investment industry experience.      instruments underlying synthetic GICs: New
   o MSME, University of Illinois.                         York.
   o MBA, University of Illinois.                        o MBA, Yale University.
                                                         o Joined the portfolio in 2002.

                                                        William Chepolis
                                                        CFA, Senior Vice President of Deutsche
                                                        Asset Management and Portfolio Manager of the
                                                        portfolio.
                                                         o Joined Deutsche Asset Management in
                                                           1998 and the portfolio in 2002.
                                                         o Previously worked at Norwest Bank
                                                           Minnesota, N.A. (now Wells Fargo Bank) as
                                                           a portfolio manager (1983-1988,
                                                           1993-1998) and foreign exchange
                                                           currency and option trader (1988-1995).



Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2001^c     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.96    $11.56   $12.08    $12.07   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .61^b     .75^b    .72^b     .62      .84
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .25       .45     (.64)      .19      .16
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .86      1.20      .08       .81     1.00
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             7.48     10.93      .68      7.03     8.96
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        305       152      146       123       87
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .60       .61      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .60       .60      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.06      6.60     6.13      6.27     7.12
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   334       173      150       142      179
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

^c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy, as described herein.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor establishes a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Euro conversion

To the extent that the portfolio invests in foreign securities it could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect the portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.


Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. The actual rate paid by the portfolio for the 12 months through the most recent fiscal year end was 0.55%, as a percentage of the portfolio's average daily net assets.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

For the portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                   --------------------------------        = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, the portfolio's value for a security is likely to be different from the last quoted market prices.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. For the portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II


o  Scudder Technology Growth Portfolio



Prospectus

May 1, 2002


Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table of Contents



How the Portfolio Works                                           Your Investment in the Portfolio

  3   Scudder Technology Growth Portfolio                           7   Buying and Selling Shares

  6   Other Policies and Risks                                      7   How the Portfolio Calculates Share Price

  6   Investment Advisor                                            8   Distributions

                                                                    8   Taxes

How the Portfolio Works

The portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies.

Remember that the portfolio is not a bank deposit. It's not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Technology Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies in the technology sector. This may include companies of any size that commit at least half of their assets to the technology sector, or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are aerospace, electronics, computers/software, medicine/biotechnology, geology and oceanography.

In choosing stocks, the portfolio managers look for individual companies that have robust and sustainable earnings momentum, large and growing markets, innovative products and services and strong balance sheets, among other factors.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of net assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. The fact that the portfolio focuses on one sector increases this risk, because factors affecting this sector affect portfolio performance. For example, technology companies could be hurt by such factors as market saturation, price competition and competing technologies.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

       -21.57     -32.39
----------------------------
        2000       2001
----------------------------

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001                   Worst Quarter: -33.64%, Q3 2001

2002 Total Return as of March 31: -5.36%


Average Annual Total Returns (%) as of 12/31/2001

                                                                Since 5/1/99
                                       1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A                   -32.39                      -2.21

Index 1                                -31.36                      -4.94*

Index 2                                -20.42                      -9.25*

Index 3                                -28.42                     -10.88*
--------------------------------------------------------------------------------

Index 1: JP Morgan H&Q Technology Index (formerly Hambrecht & Quist Technology Index), a market capitalization-weighted index which is composed of publicly traded stocks in approximately 275 technology companies.

Index 2: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 3: Goldman Sachs Technology Index, a modified capitalization-weighted index composed of companies involved in the technology industry.**

*   Since 4/30/1999

** The portfolio seeks growth of capital through investment in common stocks of U.S. companies in the technology sector. In light of this, the portfolio's investment advisor believes that it is more appropriate to measure the portfolio's performance against the Goldman Sachs Technology Index than against the JP Morgan H&Q Technology Index or the Russell 1000 Growth Index.

In the table, total return from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Blair Treisman                            Jonathan Wild                            Stephen Scott
  Vice President of Deutsche Asset          CA, Managing Director of Deutsche        Director of Deutsche Asset Management
  Management and Lead Manager of the        Asset Management and Consultant to       and Consultant to the portfolio.
  portfolio.                                the portfolio.                            o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management         in 1996, previously serving as
     1999 and the portfolio in 2000.           in 1996, previously serving as           team leader of Software and IT
   o Prior to that, Business Services          portfolio manager and analyst for        services, London, and
     Analyst at Salomon Smith Barney           U.K. equities specializing in the        analyst/portfolio manager, Sydney,
     (1999); Senior Research Analyst and       Telecoms sector, London, after 9         after 1 year of experience as
     Hedge Fund Manager at Midtown             years of experience as fund              credit analyst for Westpac Banking
     Research Group (1998-1999); Senior        manager for Finsbury Asset               Corporation; lecturer at
     Analyst, Small Cap Growth Equities        Management and analyst at BZW            Securities Institute of Australia.
     Group at Putnam Investments from          having previously qualified as a       o Head of global equity research
     1994-1998.                                chartered accountant at KPMG.            team for Software & Services
   o MBA, Columbia Graduate School of        o Head of global equity research           sector: New York.
     Business.                                 team for Hardware & Equipment          o Graduate diploma from Securities
                                               sector, based in New York: London.       Institute of Australia.
                                             o Joined the portfolio in 2002.          o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Technology Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                                        2001    2000^a    1999^a,b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $13.87   $17.77    $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                                                 .01      .04       .05
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                           (4.50)   (3.84)     7.72
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                             (4.49)   (3.80)     7.77
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                                         (.02)      --        --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                                   --     (.10)       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                           (.02)    (.10)       --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $ 9.36   $13.87    $17.77
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                              (32.39)  (21.57)    77.70^d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                           351      270        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                                  .81      .82      1.19*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                                   .81      .82       .94*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                        .12      .21       .60*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                       56      107        34*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days notice prior to making any changes to the portfolio's 80% investment policy, as described herein.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor establishes a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

To the extent that the portfolio invests in foreign securities it could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect the portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.


Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. The actual rate paid by the portfolio for the 12 months through the most recent fiscal year end was 0.74%, as a percentage of the portfolio's average daily net assets.

By contract, the total annual operating expenses of the portfolio are capped at 0.95%, as a percentage of the portfolio's average daily net assets, until April 30, 2003.

--------------------------------------------------------------------------------

Your Investment in the Portfolio

The information in this section may affect anyone who selects the portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.


Buying and Selling Shares

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolio as a choice for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolio may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

For the portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
                 ----------------------------------       = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, the portfolio's value for a security is likely to be different from the last quoted market prices.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from its net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolio unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the portfolio for federal income tax purposes.

Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. For the portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

Scudder Variable Series II


o  Scudder Government Securities Portfolio

o  Scudder Growth Portfolio

o  Scudder High Yield Portfolio

o  Scudder International Select Equity Portfolio

o  Scudder Money Market Portfolio

o  Scudder Small Cap Growth Portfolio

o  Scudder Total Return Portfolio



Prospectus

May 1, 2002


Class A Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents



How the Portfolios Work                                           Your Investment in the Portfolios

  3   Scudder Government Securities Portfolio                      28   Buying and Selling Shares

  7   Scudder Growth Portfolio                                     28   How the Portfolios Calculate Share Price

 10   Scudder High Yield Portfolio                                 29   Distributions

 13   Scudder International Select Equity Portfolio                29   Taxes

 16   Scudder Money Market Portfolio

 19   Scudder Small Cap Growth Portfolio

 22   Scudder Total Return Portfolio

 26   Other Policies and Risks

 27   Investment Advisor



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o    direct obligations of the U.S. Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities.

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers or other matters

o    derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    5.92        6.48      -2.74       18.98       2.56       8.96       7.03        0.68      10.93       7.48
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.71%, Q1 1992

2002 Total Return as of March 31: 0.73%


Average Annual Total Returns (%) as of 12/31/2001

                            1 Year              5 Years             10 Years
------------------------------------------------------------------------------
Portfolio -- Class A          7.48                6.96                 6.48

Index                         8.25                7.49                 7.22
------------------------------------------------------------------------------

Index: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

In the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 2000 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Scott Dolan                                           Sean McCaffrey
  Senior Vice President of Deutsche Asset Management    CFA, Managing Director of Deutsche Asset
  and Lead Manager of the portfolio.                    Management and Portfolio Manager of the
   o Joined Deutsche Asset Management in 1989 and       portfolio.
     the portfolio in 1998.                              o Joined Deutsche Asset Management in 1996
   o Over 13 years of investment industry experience.      after five years of experience as fixed
   o MS, Boston College.                                   income analyst specializing in synthetic GIC
  John Dugenske                                            bond portfolios at Fidelity Investments.
  CFA, Managing Director of Deutsche Asset               o Portfolio manager for Stable Value
  Management and Portfolio Manager of the portfolio.       strategies, responsible for overseeing the
   o Joined Deutsche Asset Management in 1998 and          group's stable value and bond index efforts
     the portfolio in 1998.                                in asset-backed and mortgage-backed
   o Over 12 years of investment industry experience.      securities as well as other financial
   o MSME, University of Illinois.                         instruments underlying synthetic GICs: New
   o MBA, University of Illinois.                          York.
                                                         o MBA, Yale University.
                                                         o Joined the portfolio in 2002.


                                                        William Chepolis
                                                        CFA, Senior Vice President of Deutsche
                                                        Asset Management and Portfolio Manager of the
                                                        portfolio.
                                                         o Joined Deutsche Asset Management in
                                                           1998 and the portfolio in 2002.
                                                         o Previously worked at Norwest Bank
                                                           Minnesota, N.A. (now Wells Fargo Bank) as
                                                           a portfolio manager (1983-1988,
                                                           1993-1998) and foreign exchange
                                                           currency and option trader (1988-1995).


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government Securities Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                  2001^c     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.96    $11.56   $12.08    $12.07   $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .61^b     .75^b    .72^b     .62      .84
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .25       .45     (.64)      .19      .16
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .86      1.20      .08       .81     1.00
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.50)     (.80)    (.60)     (.80)   (1.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.32    $11.96   $11.56    $12.08   $12.07
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             7.48     10.93      .68      7.03     8.96
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        305       152      146       123       87
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .60       .61      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .60       .60      .63       .65      .64
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    5.06      6.60     6.13      6.27     7.12
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   334       173      150       142      179
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

^c As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Scudder Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large U.S. companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2001, the Russell 1000 Growth Index had a median market capitalization of $3.6 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

Based on the above analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst

The managers intend to keep the portfolio's holdings diversified across industries and companies, and generally keep its sector weightings similar to those of the Russell 1000 Growth Index.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other Investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may at times not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio invests in a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    3.58       14.62      -4.62       32.97      21.63      21.34       15.10      37.12      -19.06     -22.34
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998

2002 Total Return as of March 31: -2.14%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A         -22.34                 3.78                 8.29

Index 1                      -20.42                 8.27                10.79

Index 2                      -11.87                10.70                12.94
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average growth orientation.

Index 2: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  William Gadsden                                       Jesse Stuart
  CFA, Managing Director of Deutsche Asset              Senior Vice President of Deutsche Asset
  Management and Co-Manager of the portfolio.           Management and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1983 and        o Joined Deutsche Asset Management in 1996 and
     the portfolio in 2002.                                the portfolio in 2002.
   o Over 21 years of investment industry experience.    o Over 6 years of investment industry
   o MBA, Wharton Business School, University of           experience.
     Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001    2000^a     1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $30.12    $40.54    $29.57    $30.01   $33.71
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               .03^b    (.01)^b   (.01)^b    .07      .12
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.75)    (6.81)    10.98      4.59     4.48
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.72)    (6.82)    10.97      4.66     4.60
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.03)        --       --      (.10)    (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.31)    (3.60)       --     (5.00)   (8.10)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                         (.01)       --        --        --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.35)    (3.60)       --     (5.10)   (8.30)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $21.05    $30.12    $40.54    $29.57   $30.01
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (22.34)   (19.06)    37.12     15.10    21.34
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       420       583       738       629      563
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .63       .65       .66       .66      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .13      (.03)     (.04)      .28      .42
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   73        65        87       109      170
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder High Yield Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, the portfolio generally invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or who they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

The portfolio normally invests at least 80% of total assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Because the economy has a strong impact on corporate bond performance, the portfolio will tend to perform less well than other types of bond funds when the economy is weak.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers, industries or other matters

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o    currency fluctuations could cause foreign investments to lose value

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

   17.75       19.99      -2.24       17.40      14.06      11.61       1.45        2.15      -8.68       2.63
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 10.85%, Q1 1992                   Worst Quarter: -6.66%, Q3 1998

2002 Total Return as of March 31: 1.72%


Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          2.63                 1.63                 7.20

Index 1                      19.33                 9.61                11.74

Index 2                       6.16                 3.20                 7.88
--------------------------------------------------------------------------------

Index 1: Salomon Smith Barney Long-Term High Yield Bond Index, a measure of the total return of high yield bond issues with a par value of at least $50 million and a remaining maturity of at least ten years.

Index 2: CSFB High Yield Index (formerly DLJ High Yield Index), an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by S&P and Moody's.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  Andrew Cestone                                        Harry Resis, Jr.
  Director of Deutsche Asset Management and             Managing Director of Deutsche Asset Management
  Co-Manager of the portfolio.                          and Co-Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 and        o Joined Deutsche Asset Management in 1988 to
     the portfolio in 2002.                                direct the fixed income department's taxable
   o Prior to that, investment analyst, Phoenix            fixed-income trading.
     Investment Partners, from 1997 to 1998; prior       o Over 34 years of investment industry
     to that, credit officer, asset based lending          experience.
     group, Fleet Bank, from 1995 to 1997.               o Joined the portfolio in 1992.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover). The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Yield Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001^a     2000^b    1999^b     1998^b    1997^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 9.16    $11.46   $12.27    $12.96   $12.81
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                       .84^c    1.14^c   1.22^c    1.06     1.16
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         (.59)    (2.04)    (.93)     (.85)     .19
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .25      (.90)     .29       .21     1.35
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (1.28)    (1.40)   (1.10)     (.90)   (1.20)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (1.28)    (1.40)   (1.10)     (.90)   (1.20)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.13    $ 9.16   $11.46    $12.27   $12.96
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             2.63     (8.68)    2.15      1.45    11.61
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        335       309      396       442      391
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .70       .68      .67       .65      .65
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    9.89     11.23    10.40      9.36     9.20
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    77        54       42        74       90
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c   Based on average shares outstanding during the period.

Scudder International Select Equity Portfolio formerly Scudder International Research Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio seeks to achieve its investment objective by investing in a focused list of approximately 40 stocks that the portfolio managers believe have the greatest upside potential on a rolling 12 month basis. The portfolio managers use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index, such as Germany, Australia, Singapore and Japan. The portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

To further narrow the pool of potential stocks, the managers use bottom-up analysis, looking for companies that seem poised for business improvement, whether through a rebound in their markets, a change in business strategy or other factors.

The managers also draw on fundamental investment research to assemble the portfolio, looking at earnings, management and other factors of the qualifying stocks. Additionally, the managers assess the economic outlooks for various industries and the risk characteristics and potential volatility of each stock.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes. The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The portfolio will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 20% of net assets in investment-grade debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When foreign stock prices fall, you should expect the value of your investment to fall as well. To the extent that the portfolio emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons that include political and economic uncertainties, less liquid securities markets and a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o a bond could fall in credit quality, go into default or be paid off earlier than expected, which could hurt the portfolio's performance

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a diversified international portfolio whose strategy focuses on the advisor's top research recommendations.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

     32.79      -3.59       12.83      16.49       9.46       10.02      45.71      -20.49     -24.43
---------------------------------------------------------------------------------------------------------
      1993       1994       1995        1996       1997       1998        1999       2000       2001
---------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2002 Total Return as of March 31: 0.76%

Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 1/6/92
                             1 Year              5 Years           Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A        -24.43                 1.07                 5.84

Index                       -21.44                 0.89                 4.46*
--------------------------------------------------------------------------------

Index: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

*   Since 12/31/1991

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Elizabeth van Caloen                      Alicia Damley                            Ahmad Zuaiter
  Managing Director of Deutsche Asset       CFA, Vice President of Deutsche Asset    Vice President of Deutsche Asset
  Management and Co-Manager of the          Management and Co-Manager of the         Management and Co-Manager of the
  portfolio.                                portfolio.                               portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management       o Joined Deutsche Asset Management
     1987 and the portfolio in 2001.           in 2001 and the portfolio in 2002.       in 2000 and the portfolio in 2002.
   o Responsible for Japanese research,      o Global equity analyst specializing     o Global research analyst
     focusing on consumer goods, retail        in European insurance stocks.            responsible for Middle East and
     and pharmaceutical companies.           o Prior to that, DuPont Capital            North Africa Region.
   o MA, Indiana University.                   Management, portfolio analyst in       o Prior to that, EFG-Hermes,
   o MA, Princeton University.                 international equities; Deloitte         Manager, Regional & GDR Trading;
   o MBA, New York University.                 Touche Tohmatsu; analyst of global       Arabian General Investment
                                               financial services companies.            Corporation, portfolio manager,
                                             o MBA, University of Toronto.              Capital Markets; Merrill Lynch &
                                             o Chartered Accountant (U.S. CPA           Company, Inc., Associate
                                               equivalent).                             International Equity Trading.
                                                                                      o MBA, Harvard Business School.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. rior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder International Select Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2001     2000^a    1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.73    $21.45   $17.00    $16.15   $15.64
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                                .05^b     .08^b    .07^b     .17      .11
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (3.46)    (3.90)    6.73      1.48     1.30
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (3.41)    (3.82)    6.80      1.65     1.41
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:                                                     (.10)       --     (.20)     (.20)    (.20)
  Net investment income
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (1.98)    (2.90)   (2.15)     (.60)    (.70)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (2.08)    (2.90)   (2.35)     (.80)    (.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 9.24    $14.73   $21.45    $17.00   $16.15
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (24.43)   (20.49)   45.71     10.02     9.46
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        121       179      252       213      200
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .92       .84      .94       .93      .91
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .44       .47      .40       .96      .71
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   145        87      136        90       79
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the U.S. government, corporations and municipalities. The portfolio typically invests more than 25% of net assets in government securities and instruments issued by domestic breaks. However, everything the portfolio buys must meet the rules for money market fund investments (see below).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market portfolios are generally considered to have lower risks than other types of mutual fund portfolios. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important factor affecting the portfolio's performance is market interest rates. The portfolio's yield tends to reflect current short-term interest rates, which means that when these rates decline, the portfolio's yield generally declines as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o over time, inflation may erode the real value of an investment in the portfolio

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    3.43        2.85       3.95       5.66        5.03       5.25       5.15        4.84       6.10       3.75
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.51%, Q4 2001

2002 Total Return as of March 31: 0.34%


Average Annual Total Returns (%) as of 12/31/2001

                               1 Year             5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A            3.75                5.01                4.59
--------------------------------------------------------------------------------

7-day yield as of December 31, 2001: 1.58%


The Portfolio Manager

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2001     2000      1999     1998      1997
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                      .037      .059     .050      .050     .050
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           .037      .059     .050      .050     .050
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.037)    (.059)   (.050)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.037)    (.059)   (.050)    (.050)   (.050)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $1.000    $1.000   $1.000    $1.000   $1.000
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             3.75      6.10     4.84      5.15     5.25
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        671       279      231       152      100
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .55       .58      .54       .54      .55
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    3.39      5.94     4.77      5.02     5.14
---------------------------------------------------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2001, the Russell 2000 Growth Index had a median market capitalization of $4.3 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the manager seeks companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Growth Index, as necessary to keep focused on smaller companies.

Other Investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of total assets in foreign securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

       30.07      28.04      34.20       18.37      34.56      -10.71     -28.91
------------------------------------------------------------------------------------
       1995        1996       1997       1998        1999       2000       2001
------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2002 Total Return as of March 31: -6.94%


Average Annual Total Returns (%) as of 12/31/2001

                                                                    Since 5/2/94
                             1 Year              5 Years           Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A         -28.91                 6.33                11.81
Index 1                       -9.23                 2.87                 7.21*
Index 2                        2.49                 7.52                10.54*
--------------------------------------------------------------------------------

Index 1: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

*   Since 4/30/1994

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Sewall Hodges                                Peter Chin                                 Roy McKay
  CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche         CFA, Managing Director of Deutsche
  Management and Co-Manager of the             Asset Management and Co-Manager of the     Asset Management and Co-Manager of the
  portfolio.                                   portfolio.                                 portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in
     1995 and the portfolio in 2002.              1973 and the portfolio in 2002.            1988 and the portfolio in 2002.
   o Over 24 years of investment industry       o Over 33 years of investment industry     o Over 36 years of investment industry
     experience.                                  experience.                                experience.
   o MBA, Wharton Business School,              o MBA, Columbia University Graduate        o MBA, Wharton Business School,
     University of Pennsylvania.                  School of Business.                        University of Pennsylvania.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001     2000^a     1999^a     1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $21.64   $26.54    $19.71    $19.69   $16.77
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                              (.02)^b   (.09)^b   (.06)^b     --      .04
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (6.27)    (2.01)     6.89      3.42     4.88
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (6.29)    (2.10)     6.83      3.42     4.92
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --       --        --         --    (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (2.52)    (2.80)      --      (3.40)   (1.90)
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                         (.03)       --       --         --       --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.55)    (2.80)      --      (3.40)   (2.00)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.80    $21.64    $26.54    $19.71   $19.69
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (28.91)   (10.71)    34.56     18.37    34.20
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        232      301       264       208      137
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .68      .72       .71       .70      .71
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.12)    (.34)     (.30)     (.01)      .20
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   143      124       208       276      330
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b   Based on average shares outstanding during the period.

Scudder Total Return Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio will normally sell a stock when it reaches a target price or when the managers believe its fundamental qualities have deteriorated.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices decline, the value of your investment is likely to decline as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a decline in bond prices and, in turn, a decline in the value of your investment. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of industries, companies, the relative attractiveness of stocks and bonds or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o growth stocks may be out of favor for certain periods o a bond could decline in credit quality or go into default o derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class A shares

THE ORIGINAL DOCUMENT CONTAINED A BAR CHART HERE

BAR CHART DATA:

    1.69       12.11      -9.49       25.97      16.76      19.96       15.14      14.81      -2.63       -6.09
-------------------------------------------------------------------------------------------------------------------
    1992        1993       1994       1995        1996       1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -8.73%, Q3 2001

2002 Total Return as of March 31: -0.49%

Average Annual Total Returns (%) as of 12/31/2001

                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          -6.09                 7.72                 8.21
Index 1                      -11.87                10.70                12.94
Index 2                        8.50                 7.37                 7.27
Index 3                      -20.42                 8.27                10.79
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

Index 3: Russell 1000 Growth Index, an unmanaged index composed of common stocks of larger U.S. companies with greater-than-average orientation.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  William Gadsden                              Daniel Taylor                           Andrew Cestone
  CFA, Managing Director of Deutsche Asset     CFA, Vice President of Deutsche         Director of Deutsche Asset Management
  Management and Lead Manager of the           Asset Management and Portfolio          and Portfolio Manager of the portfolio.
  portfolio.                                   Manager of the portfolio.                o Joined Deutsche Asset Management in
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management        1998 and the portfolio in 2002.
     1983 and the portfolio in 2002.              in 1998 and the portfolio in 2002.    o Prior to that, investment analyst,
   o Over 21 years of investment industry       o Prior to that, fixed income             Phoenix Investment Partners, from
     experience.                                  portfolio manager, asset backed         1997 to 1998. Prior to that, credit
   o MBA, Wharton Business School,                securities analyst and senior           officer, asset based lending group,
     University of Pennsylvania.                  credit analyst, CoreStates              Fleet Bank, from 1995 to 1997.
                                                  Investment Advisors (1992-1998).
  J. Christopher Gagnier                        o Analyst specializing in              Brett Diment
  Director of Deutsche Asset Management and       asset-backed securities and          Managing Director of Deutsche Asset
  Portfolio Manager of the portfolio.             government securities.               Management and Consultant to the
   o Joined Deutsche Asset Management in                                               portfolio.
     1997 and the portfolio in 2002.           David Baldt                              o Joined Deutsche Asset Management in
   o Prior to that, portfolio manager,         CFA, Managing Director of Deutsche         1991 and the portfolio in 2002.
     Paine Webber (1984-1997).                 Asset Management and Portfolio           o Over 12 years of investment industry
   o Analyst specializing in asset-backed      Manager of the portfolio.                  experience.
     securities and government investments.     o Joined Deutsche Asset Management      o Head of Emerging Market Debt for
                                                  in 1989 and the portfolio in 2002.      London Fixed Income and responsible
  Warren Davis                                  o Chief Investment Officer of the         for coordinating research into
  Director of Deutsche Asset Management and       Fixed Income Fund Group.                Continental European Markets and
  Portfolio Manager of the portfolio.                                                     managing global fixed income,
   o Joined Deutsche Asset Management in       Thomas Flaherty                            balanced and cash based portfolios:
     1995 and the portfolio in 2002.           Director of Deutsche Asset                 London.
   o Analyst specializing in mortgage- and     Management and Portfolio Manager of
     asset-backed securities.                  the portfolio.                          Timothy Vile
   o MBA, Drexel University.                    o Joined Deutsche Asset Management     Director of Deutsche Asset Management
                                                  in 1995 and the portfolio in 2002.   and Consultant to the portfolio.
  Gary Bartlett                                 o Analyst specializing in corporate     o Joined Deutsche Asset Management in
  CFA, Director of Deutsche Asset                 bonds and mortgages.                    1991 with 6 years of investment
  Management and Portfolio Manager of the                                                 industry experience that included
  portfolio.                                   Janet Campagna                             portfolio manager for fixed income
   o Joined Deutsche Asset Management in       Managing Director of Deutsche Asset        portfolios at Equitable Capital
     1992 and the portfolio in 2002.           Management and Portfolio Manager of        Management.
   o Analyst specializing in taxable           the portfolio.                           o Portfolio manager for Enhanced Fixed
     municipal and government investments.      o Joined Deutsche Asset Management        Income: London.
   o MBA, Drexel University.                      in 1999 and the portfolio in 2002.    o Joined the portfolio in 2002.
                                                o Head of global and tactical asset
                                                  allocation.
                                                o Investment strategist and
                                                  manager of the asset
                                                  allocation strategies group
                                                  for Barclays Global Investors
                                                  from 1994 to 1999.
                                                o Over ten years of investment
                                                  industry experience.
                                                o Master's degree in Social Science
                                                  from California Institute of
                                                  Technology.
                                                o Ph.D, Political Science from
                                                  University of California at
                                                  Irvine.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                   2001^a   2000^b   1999^b    1998^b    1997^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $25.91    $28.82   $27.35    $28.22   $28.15
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                      .61^c     .74^c    .84^c     .86      .90
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.20)    (1.40)    3.03      3.17     3.77
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (1.59)     (.66)    3.87      4.03     4.67
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.80)     (.90)    (.90)     (.90)    (.90)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.95)    (1.35)   (1.50)    (4.00)   (3.70)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (1.75)    (2.25)   (2.40)    (4.90)   (4.60)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $22.57    $25.91   $28.82    $27.35   $28.22
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (6.09)    (2.63)   14.81     15.14    19.96
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       861       851      952       865      787
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                        .58       .61      .61       .60      .60
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   2.63      2.75     3.12      3.33     3.32
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  115       107       80        81      122
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share data, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^c   Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Government Securities Portfolio

Scudder High Yield Portfolio

Scudder Small Cap Growth Portfolio

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                     Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                             0.55%

Scudder Growth Portfolio                                            0.60%

Scudder High Yield Portfolio                                        0.60%

Scudder International Select Equity Portfolio                       0.75%

Scudder Money Market Portfolio                                      0.50%

Scudder Small Cap Growth Portfolio                                  0.65%

Scudder Total Return Portfolio                                      0.55%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.


How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                         TOTAL ASSETS - TOTAL LIABILITIES
                       ----------------------------------        = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING


Except with Scudder Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from the last quoted market prices. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II


o  Scudder Government Securities Portfolio

o  Scudder Money Market Portfolio

o  SVS Dreman High Return Equity Portfolio

o  SVS Eagle Focused Large Cap Growth Portfolio



Prospectus

May 1, 2002


Class B Shares





This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.





The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


How the Portfolios Work                     Your Investment in the Portfolios

  3   Scudder Government                     15   Buying and Selling Shares
      Securities Portfolio
                                             15   How the Portfolios Calculate
  6   Scudder Money Market                        Share Price
      Portfolio
                                             16   Distributions
  8   SVS Dreman High Return
      Equity Portfolio                       16   Taxes

 10   SVS Eagle Focused Large Cap
      Growth Portfolio

 12   Other Policies and Risks

 13   Investment Advisor

 14   Portfolio Subadvisors


How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Government Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and repurchase agreements of U.S. government securities. U.S. government-related debt instruments in which the portfolio may invest include:

o        direct obligations of the U.S. Treasury; and

o securities issued or guaranteed, as to their payment of principal and interest, by U.S. government agencies or government sponsored entities.

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. The guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure lower yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, issuers or other matters

o        derivatives could produce disproportionate losses

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1992            5.64
1993            6.21
1994           -2.99
1995           18.69
1996            2.30
1997            8.69
1998            6.76
1999            0.43
2000           10.65
2001            7.22

For the periods included in the bar chart:
Best Quarter: 6.01%, Q2 1995                    Worst Quarter: -2.77%, Q1 1992
2002 Total Return as of March 31: 0.67%


Average Annual Total Returns (%) as of 12/31/2001

                      1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B   7.22                 6.69                6.21

Index                  8.25                 7.49                7.22
--------------------------------------------------------------------------------

Index: Salomon Smith Barney 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass-throughs of single family and graduated payment mortgages.

For the bar chart, total return for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns for 2000 through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Scott Dolan                                  Sean McCaffrey                          William Chepolis
  Senior Vice President of Deutsche Asset      CFA, Managing Director of Deutsche      CFA, Senior Vice President of
  Management and Lead Manager of the           Asset Management and Portfolio          Deutsche Asset Management and
  portfolio.                                   Manager of the portfolio.               Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
     1989 and the portfolio in 1998.              in 1996 after five years of             in 1998 and the portfolio in 2002.
   o Over 13 years of investment industry         experience as fixed income            o Previously worked at Norwest Bank
     experience.                                  analyst specializing in synthetic       Minnesota, N.A. (now Wells Fargo
   o MS, Boston College.                          GIC bond portfolios at Fidelity         Bank) as a portfolio manager
                                                  Investments.                            (1983-1988, 1993-1998) and foreign
  John Dugenske                                 o Portfolio manager for Stable            exchange currency and option
  CFA, Managing Director of Deutsche Asset        Value strategies, responsible for       trader (1988-1995).
  Management and Portfolio Manager of the         overseeing the group's stable
  portfolio.                                      value and bond index efforts in
   o Joined Deutsche Asset Management in          asset-backed and mortgage-backed
     1998 and the portfolio in 1998.              securities as well as other
   o Over 12 years of investment industry         financial instruments underlying
     experience.                                  synthetic GICs: New York.
   o MSME, University of Illinois.              o MBA, Yale University.
   o MBA, University of Illinois.               o Joined the portfolio in 2002.

Scudder Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio invests exclusively in high-quality short-term securities, as well as repurchase agreements.

The portfolio may buy securities from many types of issuers, including the U.S. government, corporations and municipalities. The portfolio typically invests more than 25% of net assets in government securities and instruments issued by domestic banks. However, everything the portfolio buys must meet the rules for money market fund investments (see below).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules include the following:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit ratings (or, if unrated, of comparable quality) for short-term securities and be denominated in U.S. dollars

The Main Risks of Investing in the Portfolio

Money market portfolios are generally considered to have lower risks than other types of mutual fund portfolios. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important factor affecting the portfolio's performance is market interest rates. The portfolio's yield tends to reflect current short-term interest rates, which means that when these rates decline, the portfolio's yield generally declines as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of interest rate trends, credit quality or other matters

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o over time, inflation may erode the real value of an investment in the portfolio

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1992          3.18
1993          2.57
1994          3.70
1995          5.40
1996          4.76
1997          4.98
1998          4.88
1999          4.58
2000          5.84
2001          3.49

For the periods included in the bar chart:
Best Quarter: 1.50%, Q3 2000                    Worst Quarter: 0.44%, Q4 2001
2002 Total Return as of March 31: 0.28%


Average Annual Total Returns (%) as of 12/31/2001

                       1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B    3.49                 4.75                4.33
--------------------------------------------------------------------------------

For the portfolio's current yield, please call Scudder at (800) 778-1482 or your participating insurance company.

The Portfolio Managers

Effective April 8, 2002, a new group of investment professionals are responsible for the day-to-day management of the portfolio. These investment professionals have several years of experience managing money market funds.

SVS Dreman High Return Equity Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector). The portfolio focuses on stocks of large U.S. companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.4 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of sectors and industries represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other Investments

The portfolio may invest up to 20% of net assets in U.S. dollar-denominated American Depositary Receipts and in securities of foreign companies traded principally in securities markets outside the U.S.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), particularly exchange-traded stock index futures, which offer the portfolio exposure to future stock market movements without direct ownership of stocks, although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio concentrates in one or more sectors, any factors affecting those sectors could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of companies, industries, economic trends or other matters

o        value stocks may be out of favor for certain periods

o        derivatives could produce disproportionate losses

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999          -11.38
2000           30.19
2001            1.44

For the periods included in the bar chart:
Best Quarter: 16.87%, Q3 2000                   Worst Quarter: -12.35%, Q3 1999
2002 Total Return as of March 31: 5.85%


Average Annual Total Returns (%) as of 12/31/2001

                                                      Since 5/4/98
                             1 Year                   Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class B           1.44                      5.15

Index                        -11.87                      2.20*
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

*  Since 4/30/1998

In the bar chart, total returns for 2000 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Manager

The portfolio's subadvisor is Dreman Value Management L.L.C. The following people handle the day-to-day management of the portfolio:


  David Dreman                                       F. James Hutchinson
  Managing Director of the subadvisor and            Managing Director of the subadvisor and
  Co-Manager of the portfolio.                       Co-Manager of the portfolio.
   o Began investment career in 1957.                 o Began investment career in 1986.
   o Joined the portfolio in 2001.                    o Joined the portfolio in 2002.
   o Founder and Chairman, Dreman Value               o Prior to joining Dreman Value Management,
     Management, L.L.C. since 1977.                     L.L.C. in 2000, associated with The Bank of
                                                        New York for over 30 years in both the
                                                        corporate finance and trust/investment
                                                        management areas, including President of
                                                        The Bank of New York (NJ).

SVS Eagle Focused Large Cap Growth Portfolio formerly SVS Focused Large Cap Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth through long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in the equity securities of seasoned, financially strong U.S. growth companies that are similar in size to the companies in the Russell 1000 Growth Index, which is the primary benchmark for the portfolio, (as of December 31, 2001, the Russell 1000 Growth Index had a median market capitalization of $3.6 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Growth stocks are stocks of companies with above-average earnings growth potential. The portfolio uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors. The portfolio seeks companies that have at the time of purchase one or more of the following characteristics:

o        earnings-per-share or revenue growth greater than the market average;

o a dominant company in its industry with a sustainable competitive advantage; or

o an exceptional management team with a clearly articulated vision of their company's future.

If the stock price appreciates to a level that the portfolio manager believes is not sustainable, the portfolio generally will sell the stock to realize the existing profits and avoid a potential price correction.

Other Investments

The manager is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although he doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company growth portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of companies, industries, risk factors or other matters

o        growth stocks may be out of favor for certain periods

o        derivatives could produce disproportionate losses

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o as with any focused portfolio, there is an increased risk of volatility associated with having fewer securities than would typically be held in a more broadly diversified portfolio

The portfolio manager's skill in choosing appropriate investments for the portfolio will determine in large part the portfolio's ability to achieve its investment goal.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was May 1, 2002. In the bar chart and table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A, offered in a different prospectus, invests in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2000       -9.25
2001      -17.16

For the periods included in the bar chart:
Best Quarter: 17.42%, Q4 2001                   Worst Quarter: -21.34%, Q3 2001
2002 Total Return as of March 31: -1.22%


Average Annual Total Returns (%) as of 12/31/2001

                                                    Since 10/29/99
                             1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio -- Class B         -17.16                       -1.63

Index 1                      -11.87                       -6.45*

Index 2                      -20.42                      -14.16*
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks.

Index 2: Russell 1000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 1000 Index.

*  Since 10/31/1999

In the bar chart, total returns for 2000 and 2001 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

The Portfolio Manager

The portfolio's subadvisor is Eagle Asset Management, Inc. The portfolio manager is Ashi Parikh. Mr. Parikh joined Eagle Asset Management, Inc. in 1999 and has managed the portfolio since its inception. Prior to 1999, he was employed by an unaffiliated investment advisor.

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change a portfolio's investment goal without seeking shareholder approval. For the portfolios listed below, the Board will provide shareholders with at least 60 days notice prior to making any changes to a portfolio's 80% investment policy, as described herein.

Scudder Government Securities Portfolio

SVS Dreman High Return Equity Portfolio

SVS Eagle Focused Large Cap Growth Portfolio

o As a temporary defensive measure, each of the non-money market portfolios could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro Conversion

Portfolios that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolios' investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                  Fee Paid
--------------------------------------------------------------------------------
Scudder Government Securities Portfolio                          0.55%

Scudder Money Market Portfolio                                   0.50%

SVS Dreman High Return Equity Portfolio                          0.75%

SVS Eagle Focused Large Cap Growth Portfolio                     0.95%
--------------------------------------------------------------------------------


By contract, the total annual operating expenses of the below portfolios are capped (or, for Scudder Money Market Portfolio, certain expenses are waived), as a percentage of each portfolio's average daily net assets, until April 30, 2003:

Portfolio Name                                                Expense Rate
--------------------------------------------------------------------------------
Scudder Money Market Portfolio                                  0.65%*

SVS Dreman High Return Equity Portfolio                          1.12%

SVS Eagle Focused Large Cap Growth Portfolio                     1.40%
--------------------------------------------------------------------------------

* The advisor has agreed to waive 0.15% of Scudder Money Market Portfolio's 12b-1 fee until April 30, 2003.

Portfolio Subadvisors

Subadvisor for SVS Dreman High Return Equity Portfolio

Dreman Value Management L.L.C., 10 Exchange Place Suite 2150, Jersey City, New Jersey, is the subadvisor to SVS Dreman High Return Equity Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. manages over $6.2 billion in assets.

Effective December 1, 2001, Dreman Value Management, L.L.C. receives a subadvisory fee at an annualized rate of 0.3375% of the average daily net assets for SVS Dreman High Return Equity Portfolio. In addition, Dreman Value Management may receive additional fees from the advisor in the event that sales targets for the increase of assets under management are not met during specified measurement periods.

Subadvisor for SVS Eagle Focused Large Cap Growth Portfolio

Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida, is the subadvisor to SVS Eagle Focused Large Cap Growth Portfolio. As of March 31, 2002, Eagle Asset Management, Inc. manages approximately $6 billion in assets for institutional, high net worth individuals and subadvisory clients. DeIM pays a fee to Eagle Asset Management, Inc. for acting as subadvisor to SVS Eagle Focused Large Cap Growth Portfolio.

--------------------------------------------------------------------------------

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

The information in this prospectus applies to Class B shares of each portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Scudder Money Market Portfolio, the share price, or net asset value per share, is normally $1.00 calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Scudder Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolios Calculate Share Price

For each portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

Except with Scudder Money Market Portfolio, we typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price. With Scudder Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

Marketing and Distribution Fees

Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolios' distributor.

Scudder Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, Scudder Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan includes the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov



                                             SEC File #
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Scudder Variable Series II                   811-5002
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